UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

SPRING 2016

Annual Report

March 31, 2016

THE WEITZ PHILOSOPHY
Value investing the Weitz Way.
There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It's no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.
We're in it with you:
Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we're treating clients' money as if it were our own.
We focus on what we know:
Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.
We think for ourselves:
Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.
Today we are responsible for approximately $5 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.
Wally Weitz, CFA
President, Portfolio Manager
Q1 | 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Value Fund	8

Partners Value Fund	10

Partners III Opportunity Fund	12

Research Fund	14

Hickory Fund	16

Balanced Fund	18

Core Plus Income Fund	20

Short-Intermediate Income Fund	23

Nebraska Tax-Free Income Fund	26

Government Money Market Fund	28

Schedule of Investments	30

Financial Statements	48

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	68

Actual and Hypothetical Expenses for Comparison Purposes	70

Other Information	71

Information About the Trustees and Officers	72

Index Descriptions	74

The management of Weitz Funds has chosen paper for the 76 page Annual Report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.
Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.
3 | Q1 2016 ANNUAL REPORT

VALUE MATTERS
April 4, 2016
Dear Fellow Shareholder,
The first quarter of 2016 began with a sharp drop in the stock market. The S&P 500 fell about 10% in the first three weeks. Smaller company stocks fell further, and the Russell 2000 was down about 12% by late January. Panic was in the air. Then, after a few weeks of wobbling sideways, the market drifted back up, closing the quarter roughly unchanged.
The recovery during March, in part, was attributed to Janet Yellen's remarks to the effect that the US and global economies were too weak to allow for the Fed to raise interest rates as rapidly as they had suggested a few months ago. We do not consider this cause for celebration. This pattern of bad news triggering stock market declines, followed by rallies based on the hint of renewed monetary stimulus, has occurred repeatedly over the past two years. We have described it as a "standoff" between positive and negative forces in the world economy.
Our take is that stock and bond prices got ahead of themselves as the Fed injected trillions of dollars into securities markets in order to create a "wealth effect." Artificially depressed interest rates have made fixed income returns unattractive for some time. Speculators have been able to earn trading profits by correctly anticipating the Fed's next short-term move, but we believe this is a version of "picking up quarters in front of an oncoming steamroller." Although not a target-rich environment due to low rates, Fixed Income Portfolio Managers Tom and Nolan were able to find pockets of opportunity during the first quarter, particularly in corporate credits as spreads widened. However, their overall focus remains on protecting shareholder capital by keeping maturities short and credit quality high.
As an aside, the plight of bond investors is worse in Europe and Japan where interest rates on many bonds are negative. (Imagine paying a bank to hold your money or buying a bond that pays no interest and sells at a premium to face value—i.e., guaranteed to lose money if held to maturity.) Economists and central bankers discuss negative interest rates as if they are just an extreme version of "low" rates. This seems somewhat absurd to us, and we suspect that future financial historians will conclude that this version of monetary policy was ill-advised.
Turning to the stock market, interest rates have been kept low, but the influx of new cash from the Fed stopped a couple of years ago. Meanwhile, economic fundamentals have been decidedly mixed. In this environment, our companies' business values have been growing, but their prices are still not in the "bargain" category. So, stock investors are faced with "fair" stock prices and an uninspiring outlook for business and corporate profits. This does not seem to be a recipe for a strong stock market. Fortunately, our companies have managements that are not content to drift passively with the economic current. There are things they can do to grow business value per share despite the mediocre environment.
Bull Market Not Required
We have no idea when the bull market will resume, but fortunately for investors, long-term growth in net worth does not depend on a perpetually rising stock market. Some stocks can go up for company-specific reasons while others are languishing, and companies can create the foundation for future stock market success by growing their business values even while investors are distracted by bad news. Each of our companies is busy trying to improve their position in the world. Below are a few examples.
Redwood Trust ($13 per share) is a "value investor" in mortgages and mortgage securities. It has a culture of prudence, great skills in credit risk assessment and a focus on growth in per share value. The company has struggled to earn good returns in this period of suppressed interest rates yet has continued to pay the dividend that now provides approximately a 9% yield. It has recently made strategic moves that we think position it for more predictable growth going forward. The stock sells at a 14% discount to book value, and we believe it will sell at or above book value again. We think the ingredients are in place for double-digit annual returns over the next few years regardless of what happens to the S&P 500.
Wells Fargo ($49 per share) is one of the country's largest banks, but it has avoided most of the headaches (and risks) associated with the global "money center" banks. It has a strong, conservative lending culture and it added an enormous quantity of cheap deposits during the financial crisis of 2007-09 by acquiring troubled banks. (It also has Warren Buffett, as a 10% owner, looking over its shoulder.) Wells has suffered compressed net interest margins (as has Redwood) in this period of artificially low rates, yet its earnings have grown to over $4 per share in fiscal year 2014 and again in 2015. When interest rates rise, Wells Fargo's margins should widen, earnings should increase and the price investors are willing to pay for those earnings (P/E) may increase.
TransDigm ($220 per share) makes (primarily replacement) parts for the aerospace industry. The company is typically one of two or three suppliers (sometimes the sole supplier) of important but relatively low-cost parts for commercial and military aircraft. As such, they enjoy fairly predictable sales volume and strong pricing power. Growth comes through acquisition and from a rising number of aircraft in service. The company is an active, but very disciplined, acquirer. They buy parts producers, squeeze costs out of the manufacturing process and gradually raise prices.
4 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
Management is very disciplined in adhering to its investment criteria, and when acquisition candidates are not available, they return cash to shareholders through share buybacks and large special dividends. Although the stock price is close to our appraised business value, we think the likelihood of further consistent growth, regardless of economic conditions, will reward us for continuing to own the stock over the years.
MasterCard ($95 per share) is basically a royalty on global consumer spending. Regardless of near-term economic growth rates, MasterCard is likely to be able to produce 10-15% annual earnings per share growth over the next several years. Its stock price is also near our appraised value, but if earnings grow at 10-15% per year, they will double in 5-7 years. Even if the P/E paid by investors shrinks a bit, our total return should be very attractive.
We could rest our case here, but long-time shareholders are surely asking, "What about Berkshire Hathaway and the Liberty family of companies?" Well, as a matter of fact, we think their businesses and prospects are at least as good as the companies listed above. Warren Buffett just made a $35 billion acquisition (Precision Castparts) with cash on hand and cheap debt financing. Liberty Media will soon reorganize into three new tracking stocks, potentially aiding recognition of the value of some less well-known assets. The Charter acquisitions of Time Warner Cable and Bright House, which appear to be nearing approval, should have a very positive impact on Liberty Broadband and Liberty Ventures. Mike Fries at Liberty Global never stands still. In fact, Warren Buffett at Berkshire and John Malone and Greg Maffei at the Liberty companies are always working with the excellent raw material they have assembled to build value for us.
We are highly confident that the value of our businesses will continue to grow over time. The stock market may ignore this progress from time to time as it obsesses over Fed policy, China, terrorism, the presidential election, etc., but increased value will inevitably be reflected in higher stock prices.
The stock market may continue to go sideways, or it may suffer a major correction. Or not. We do not know, but over several decades we have learned that while we cannot know…we do not need to know. All we (and our clients!) need is a collection of good businesses, patience and the courage of our convictions. We thank you for your ongoing support.
Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of March 31, 2016: Berkshire Hathaway, Inc. – Class B represented 11.0%, 6.4%, 6.3%, 3.3% and 3.2% of the Partners III Opportunity, Partners Value, Value, Research and Balanced Funds' net assets, respectively. Liberty Broadband Corp. – Series A represented 1.5%, 1.2% and 1.1% of the Hickory, Partners Value and Partners III Opportunity Funds' net assets, respectively. Liberty Broadband Corp. – Series C represented 5.7%, 4.1%, 3.7%, 3.0% and 2.4% of the Partners III Opportunity, Hickory, Value, Partners Value and Research Funds' net assets, respectively. Liberty Global plc – Class C represented 7.9%, 6.2%, 5.8%, 5.5%, 4.5% and 2.0% of the Partners III Opportunity, Partners Value, Value, Research, Hickory and Balanced Funds' net assets, respectively. Liberty Global plc LiLAC – Class C represented 1.2% and 1.1% of the Partners III Opportunity and Hickory Funds' net assets, respectively. Liberty Interactive Corp. QVC Group – Series A represented 4.4%, 3.7%, 3.5%, 2.6%, 2.6% and 2.1% of the Hickory, Partners Value, Value, Partners III Opportunity, Research and Balanced Funds' net assets, respectively. Liberty Media Corp. – Series A represented 1.4%, 1.3% and 1.1% of the Hickory, Partners Value and Partners III Opportunity Funds' net assets, respectively. Liberty Media Corp. – Series C represented 7.5%, 4.7%, 4.6%, 3.8% and 2.8% of the Partners III Opportunity, Value, Partners Value, Research and Hickory Funds' net assets, respectively. Liberty Ventures – Series A represented 4.0% and 3.0% of the Partners III Opportunity and Hickory Funds' net assets, respectively. MasterCard Inc. – Class A represented 3.5%, 2.5%, 1.4% and 1.0% of the Partners III Opportunity, Value, Balanced and Partners Value Funds' net assets, respectively. TransDigm represented 2.6%, 2.5%, 2.0% and 1.9% of the Hickory, Partners III Opportunity, Value and Partners Value Funds' net assets, respectively. Redwood Trust represented 4.0%, 3.9%, 3.0%, 2.1% and 1.7% of the Hickory, Partners III Opportunity, Partners Value, Balanced and Research Funds' net assets, respectively. Wells Fargo represented 2.8%, 1.9% and 1.6% of the Partners III Opportunity, Partners Value and Value Funds' net assets, respectively.
5 | Q1 2016 ANNUAL REPORT

DISCLOSURES
These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund's or Class's net assets, are: Value – Investor Class, 1.15%; Value – Institutional Class, 1.08% (gross); Partners Value – Investor Class, 1.18%; Partners Value –Institutional Class, 1.05% (gross); Partners III Opportunity – Investor Class, 2.06%; Partners III Opportunity – Institutional Class – 1.69%; Research, 1.60% (gross); Hickory, 1.23%; Balanced, 1.09%; Core Plus Income – Investor Class, 3.18% (gross); Core Plus Income – Institutional Class, 2.55% (gross); Short-Intermediate Income – Investor Class, 0.89% (gross); Short-Intermediate Income – Institutional Class, 0.61%; and Nebraska Tax-Free Income, 0.75%. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/ fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 74 for a description of all indices.
(a) On the last business day of 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the "Funds") succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership, Weitz Income Partners Limited Partnership and Weitz Research Fund L.P. (the"Partnerships"), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships' performance might have been adversely affected.
(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund's Investor Class (and use the actual expenses of each Fund's Investor Class) without adjustment. For any such period of time, the performance of each Fund's Institutional Class would have been similar to the performance of each Fund's Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.18% and 0.99%, respectively, of each Class's average daily net assets through July 31, 2016.
(c) Investor Class shares of the Partners III Opportunity and Short-Intermediate Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund's Institutional Class (and use the actual expenses of each Fund's Institutional Class) without adjustment. For any such period of time, the performance of each Fund's Investor Class would have been similar to the performance of each Fund's Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short-Intermediate Income Fund – Investor Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% of the Class's average daily net assets through July 31, 2016.
(d) Starting January 1, 2011, these tables reflect the deduction of the Research Fund's actual operating expenses. For periods of time prior to January 1, 2011, these tables reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund's Prospectus, are 1.60% (gross) and 0.91% (net) of the Fund's net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.90% of the Fund's average daily net assets through July 31, 2016.
(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund's Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% and 0.65%, respectively, of each Class's average daily net assets through July 31, 2016.
(f) Since inception performance for the Russell 1000 Value, Barclays Intermediate Credit and CPI +1% is from May 31, 1986; December 31, 1988; and December 31, 1988, respectively. The inception date of the Barclays 5-Year Muni. Bond was January 29, 1988.
6 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
PERFORMANCE SUMMARY

		Annualized
Fund Name	Inception Date	Since Inception	30-year	20-year	10-year	Since Investment Style Inception (6/30/08)	5-year	1-year	Quarter
Value(b)	5/09/86
Investor		10.19%	—%	9.11%	4.78%	8.23%	9.33%	(8.05)%	(0.29)%
Institutional		10.20	—	9.13	4.81	8.28	9.40	(7.88)	(0.23)
Russell 1000		9.96	—	8.11	7.06	8.67	11.35	0.50	1.17
Russell 1000 Value(f)		10.01	—	8.31	5.72	7.49	10.25	(1.54)	1.64
Partners Value(a)(b)	6/01/83
Investor		11.97	10.64	9.69	5.86	—	7.97	(10.61)	1.73
Institutional		11.98	10.65	9.71	5.89	—	8.03	(10.45)	1.76
Partners III
Opportunity(a)(c)	6/01/83
Investor		12.58	11.30	11.00	6.96	—	7.33	(9.56)	2.01
Institutional		12.63	11.35	11.08	7.11	—	7.64	(9.20)	2.12
Research(a)(d)	4/01/05	7.12	—	—	6.87	—	8.36	(8.77)	4.26
Russell 3000		—	9.80	8.04	6.90	—	11.01	(0.34)	0.97
Russell 3000 Value		—	10.02	8.34	5.60	—	9.95	(2.05)	1.64
Hickory	4/01/93	9.78	—	9.16	5.41	9.49	6.75	(9.04)	2.90
Russell 2500		10.01	—	9.24	6.47	8.79	8.58	(7.31)	0.39
Russell 2500 Value		10.51	—	10.07	5.80	8.63	8.33	(5.20)	3.33
S&P 500		—	9.92	7.98	7.01	8.68	11.58	1.78	1.35
Balanced	10/01/03	5.29	—	—	4.63	—	5.73	(0.80)	1.69
Blended Index		6.68	—	—	6.24	—	8.27	2.14	1.88
Core Plus Income(e)	7/31/14
Investor		2.81	—	—	—	—	—	1.78	3.60
Institutional		3.02	—	—	—	—	—	2.06	3.65
Barclays U.S. Aggregate Bond		3.49	—	—	—	—	—	1.96	3.03
Short-Intermediate
Income(c)	12/23/88
Investor		5.33	—	4.56	3.72	—	1.76	0.58	1.36
Institutional		5.37	—	4.61	3.83	—	1.97	0.83	1.34
Barclays Intermediate Credit(f)		6.07	—	5.09	4.34	—	3.01	2.06	2.45
CPI + 1%(f)		3.55	—	3.17	2.79	—	2.30	1.86	0.93
Nebraska Tax-
Free Income(a)	10/01/85	4.86	—	3.86	2.94	—	2.35	1.20	0.60
Barclays 5-Year Muni. Bond(f)		—	—	4.51	4.24	—	3.36	2.82	1.15
7 | Q1 2016 ANNUAL REPORT

VALUE FUND
Investment Style: Large-Cap Value
Co-Portfolio Managers: Brad Hinton, CFA & Dave Perkins, CFA
Fiscal Year Contributors

Martin Marietta Materials is a producer of sand, gravel, aggregates and cement (products for the construction industry). During the trailing twelve months, Martin's aggregates volumes, pricing, and incremental margins exceeded investor expectations, as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved with the passing of the 5-year federal highway bill, dubbed Fixing America's Surface Transportation (FAST) Act, and with state Department of Transportation budgets expanding. Martin also increased, for the third time, its synergy cost-savings target for the 2014 Texas Industries acquisition from the original $70 million to $120 million. They sold their California Oro Grande cement operation for $420 million, the proceeds of which will be used towards their 20 million share repurchase program. The culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value, and we exited our position during the third quarter of 2015.
Alphabet is a multinational technology company generally specializing in Internet related services and products. Alphabet's core search business (Google) delivered strong operating results which eased investor fears that the company's primary search advertising products would not be as relevant on mobile phones as on desktops. Alphabet's shares rose, as investors priced in a higher rate of long-term growth, renewed operating expense discipline and the announcement of the company's first capital return program. We opportunistically trimmed our position, as the stock price approached our estimate of business value.
Quarterly Contributors

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. Range shares rallied during the quarter, as the company reduced its debt load by roughly $1.0 billion following the divestiture of two non-core assets (Nora and Bradford County). The company is continuing to pursue a sale of its central-Oklahoma oil properties, which will likely be used to retire additional long-term debt. Other positives included improving natural gas price sentiment (for 2017) and a general thawing in the high yield debt markets. Falling drilling activity in the Marcellus and Utica shales (collective rig counts are down from 170 at peak to 40 at present) and the continued drop in domestic oil production, in time, should bring both oil and natural gas prices up closer to their marginal costs of production. In the interim, Range has 80% of its 2016 gas production hedged at $3.24/MMBtu and is locking in additional 2017 production with the current gas strip close to $2.85. We continue to believe Range will emerge from the downturn a significantly more efficient–and more valuable–company.
Liberty Broadband holds a 26% ownership interest in Charter Communications in addition to a minority equity interest in Time Warner Cable. Charter shares have risen as continued improvement in operating results, including net subscriber additions in its legacy video business, demonstrate that management's operating plan is generating positive momentum. Investors are also gaining confidence that the Federal Communications Commission (FCC) is leaning toward approving Charter's proposed acquisitions of Time Warner Cable and Bright House Networks. We believe Charter's operating momentum is sustainable and that the proposed deals are likely to be approved, representing additional upside to our business value estimate for Charter on a stand-alone basis.
New Holdings

McKesson and Comcast
Fiscal Year Detractors

Endo International is a specialty healthcare company engaged in developing, manufacturing, marketing and distributing branded and generic pharmaceutical products and medical devices. Growth in the company's branded drug division has been disappointing, owing in part to poor results from several drugs Endo inherited from its acquisition of Auxilium Pharmaceuticals roughly a year ago. In addition, pricing pressure in the company's legacy Qualitest generics business increased, muting the segment's near-term (and potentially long-term) growth trajectory. Finally, liabilities relating to the company's legacy vaginal mesh products increased, following an influx of claims late in 2015. While our business value estimate for Endo has come down, the stock price has declined far more significantly. Using conservative assumptions for the company's business over the next several years, we believe Endo has significant upside potential if management can execute on its growth plans for XIAFLEX (attractive injectible franchise) and BELBUCA (pain patch).
Valeant Pharmaceuticals is a multi-national, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic and over-the-counter products in over 100 countries. We closed our position in Valeant toward the end of October last year. The stock came under heavy selling pressure as a result of increased political scrutiny around drug pricing and possible wrongdoing at one of its "alternative fulfillment" pharmacy partners. Our decision to sell was ultimately based on a combination of important questions we had difficulty answering regarding potential long-term reputational damage to Valeant's business, the likelihood of difficult payer negotiations, future business model uncertainty and financial leverage. While our investment in Valeant ended on a disappointing note, it was a healthy multi-year contributor to Fund performance.
Quarterly Detractors

Express Scripts is the largest stand-alone pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. Negotiations with Anthem, Express Scripts' largest customer, hit an impasse early in the quarter. Anthem elected to bring the details of the disagreement public at a widely attended industry conference in January, providing the investment community a lens into how far the two companies were apart on the economics of their existing contract. Since then, Anthem has also filed a lawsuit against Express Scripts. While we hope a mutually agreeable solution will eventually be achieved, it remains possible (some believe likely) that Anthem will choose not to renew its contract with Express in 2019. We have run scenarios encompassing a range of different outcomes, and we believe Express Scripts' shares are undervalued in all but the most dire. We continue to monitor contract-related developments and are otherwise heartened by improved execution across the other 84% of Express Scripts' enterprise.
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. Its share price fell early in the quarter after an influential Wall Street analyst downgraded his outlook for the stock, principally due to concerns over continued competitive struggles in Holland (one of Liberty's largest markets). Since that time, Liberty announced it would move its Dutch operations into a 50/50 joint venture with Vodafone. The joint venture structure allows Liberty to combine its strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive, "converged" offering. Liberty also provided Wall Street with an attractive three-year growth outlook during its fourth quarter earnings call, helping shares recover some of the earlier declines. We remain confident of continued growth for Liberty's cable offerings and management's abilities to deliver on their outlook.
Eliminated Holdings

Precision Castparts
Please visit the Fund's commentary section on our website for additional information.
8 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (5/9/1986)		20-year	10-year	Since Investment Style Inception (6/30/08)	5-year	3-year	1-year	Quarter
WVALX - Investor Class	10.19%		9.11%	4.78%	8.23%	9.33%	6.63%	(8.05)%	(0.29)%
WVAIX - Institutional Class	10.20		9.13	4.81	8.28	9.40	6.74	(7.88)	(0.23)
S&P 500	9.96		7.98	7.01	8.68	11.58	11.82	1.78	1.35
Russell 1000	9.96		8.11	7.06	8.67	11.35	11.52	0.50	1.17
Russell 1000 Value	10.01	*	8.31	5.72	7.49	10.25	9.38	(1.54)	1.64
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through March 31, 2016, as compared with the growth of the Standard & Poor's 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
* Since 5/31/1986
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	6.3
Twenty-First Century Fox, Inc. - Class A	6.1
Liberty Global plc - Class C	5.8
Liberty Media Corp. - Series C	4.7
Allergan plc	3.9
Liberty Broadband Corp. - Series C	3.7
Motorola Solutions, Inc.	3.7
Liberty Interactive Corp. QVC Group - Series A	3.5
Aon plc - Class A	3.3
Alphabet, Inc. - Class C	3.1
44.1

Industry Breakdown
% of Net Assets
Consumer Discretionary	30.5
Health Care	11.4
Information Technology	11.4
Financials	11.2
Energy	7.7
Industrials	4.2
Materials	3.9
Consumer Staples	1.3
Cash Equivalents/Other	18.4
100.0

Top Performers		Average
	Return	Weight	Contribution
Range Resources Corp.	31.7%	2.8%	0.78%
Liberty Broadband Corp. - Series C	11.7	2.8	0.56
Berkshire Hathaway Inc. - Class B	7.5	5.8	0.50
Aon plc - Class A	13.7	3.0	0.42
Motorola Solutions, Inc.	11.2	3.3	0.40

Bottom Performers		Average
	Return	Weight	Contribution
Endo International plc	(54.0)%	2.5%	(1.80)%
Express Scripts Holding Co.	(21.4)	3.0	(0.83)
Liberty Global plc - Class C	(7.9)	5.7	(0.57)
Allergan plc	(14.2)	3.8	(0.54)
Monsanto Co.	(10.4)	3.2	(0.42)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.15% and 1.08% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
9 | Q1 2016 ANNUAL REPORT

PARTNERS VALUE FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Brad Hinton, CFA
Fiscal Year Contributors

Martin Marietta Materials is a producer of sand, gravel, aggregates and cement (products for the construction industry). During the trailing twelve months, Martin's aggregates volumes, pricing, and incremental margins exceeded investor expectations, as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved with the passing of the 5-year federal highway bill, dubbed Fixing America's Surface Transportation (FAST) Act, and with state Department of Transportation budgets expanding. Martin also increased, for the third time, its synergy cost-savings target for the 2014 Texas Industries acquisition from the original $70 million to $120 million. They sold their California Oro Grande cement operation for $420 million, the proceeds of which will be used towards their 20 million share repurchase program. The culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value, and we exited our position during the third quarter of 2015.
Alphabet is a multinational technology company generally specializing in Internet related services and products. Alphabet's core search business (Google) delivered strong operating results which eased investor fears that the company's primary search advertising products would not be as relevant on mobile phones as on desktops. Alphabet's shares rose, as investors priced in a higher rate of long-term growth, renewed operating expense discipline and the announcement of the company's first capital return program. We opportunistically trimmed our position, as the stock price approached our estimate of business value.
Quarterly Contributors

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. Range shares rallied during the quarter, as the company reduced its debt load by roughly $1.0 billion following the divestiture of two non-core assets (Nora and Bradford County). The company is continuing to pursue a sale of its central-Oklahoma oil properties, which will likely be used to retire additional long-term debt. Other positives included improving natural gas price sentiment (for 2017) and a general thawing in the high yield debt markets. Falling drilling activity in the Marcellus and Utica shales (collective rig counts are down from 170 at peak to 40 at present) and the continued drop in domestic oil production, in time, should bring both oil and natural gas prices up closer to their marginal costs of production. In the interim, Range has 80% of its 2016 gas production hedged at $3.24/MMBtu and is locking in additional 2017 production with the current gas strip close to $2.85. We continue to believe Range will emerge from the downturn a significantly more efficient–and more valuable–company.
Fossil Group is the fourth largest producer of watches and the largest licenser of watches and jewelry globally. Fossil outperformed during the quarter, as the company reported a rebound in same-store-sales, which grew 1% during the fourth quarter, including positive growth in watches. This calmed some fears of secular decline in the category, including headwinds from the Apple Watch and other wearables. Moreover, Fossil guided to flat revenue in 2016 excluding foreign currency translation, which was well ahead of consensus forecasts. Management reported good reception of their connected accessories product launch and announced a broad product offering across brands which will incorporate Misfit technology and design, in time for the holidays in 2016.
New Holdings

MasterCard
Fiscal Year Detractors

Endo International is a specialty healthcare company engaged in developing, manufacturing, marketing and distributing branded and generic pharmaceutical products and medical devices. Growth in the company's branded drug division has been disappointing, owing in part to poor results from several drugs Endo inherited from its acquisition of Auxilium Pharmaceuticals roughly a year ago. In addition, pricing pressure in the company's legacy Qualitest generics business increased, muting the segment's near-term (and potentially long-term) growth trajectory. Finally, liabilities relating to the company's legacy vaginal mesh products increased, following an influx of claims late in 2015. While our business value estimate for Endo has come down, the stock price has declined far more significantly. Using conservative assumptions for the company's business over the next several years, we believe Endo has significant upside potential if management can execute on its growth plans for XIAFLEX (attractive injectible franchise) and BELBUCA (pain patch).
Valeant Pharmaceuticals is a multi-national, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic and over-the-counter products in over 100 countries. We closed our position in Valeant toward the end of October last year. The stock came under heavy selling pressure as a result of increased political scrutiny around drug pricing and possible wrongdoing at one of its "alternative fulfillment" pharmacy partners. Our decision to sell was ultimately based on a combination of important questions we had difficulty answering regarding potential long-term reputational damage to Valeant's business, the likelihood of difficult payer negotiations, future business model uncertainty and financial leverage. While our investment in Valeant ended on a disappointing note, it was a healthy multi-year contributor to Fund performance.
Quarterly Detractors

Express Scripts is the largest stand-alone pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. Negotiations with Anthem, Express Scripts' largest customer, hit an impasse early in the quarter. Anthem elected to bring the details of the disagreement public at a widely attended industry conference in January, providing the investment community a lens into how far the two companies were apart on the economics of their existing contract. Since then, Anthem has also filed a lawsuit against Express Scripts. While we hope a mutually agreeable solution will eventually be achieved, it remains possible (some believe likely) that Anthem will choose not to renew its contract with Express in 2019. We have run scenarios encompassing a range of different outcomes, and we believe Express Scripts' shares are undervalued in all but the most dire. We continue to monitor contract-related developments and are otherwise heartened by improved execution across the other 84% of Express Scripts' enterprise.
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. Its share price fell early in the quarter after an influential Wall Street analyst downgraded his outlook for the stock, principally due to concerns over continued competitive struggles in Holland (one of Liberty's largest markets). Since that time, Liberty announced it would move its Dutch operations into a 50/50 joint venture with Vodafone. The joint venture structure allows Liberty to combine its strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive, "converged" offering. Liberty also provided Wall Street with an attractive three-year growth outlook during its fourth quarter earnings call, helping shares recover some of the earlier declines. We remain confident of continued growth for Liberty's cable offerings and management's abilities to deliver on their outlook.
Eliminated Holdings

ADT Corp, Precision Castparts, XO Group and Iconix Brand Group
Please visit the Fund's commentary section on our website for additional information.
10 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (6/1/1983)	20-year	10-year	5-year	3-year	1-year	Quarter
WPVLX - Investor Class	11.97%	9.69%	5.86%	7.97%	5.24%	(10.61)%	1.73%
WPVIX - Institutional Class	11.98	9.71	5.89	8.03	5.34	(10.45)	1.76
S&P 500	10.72	7.98	7.01	11.58	11.82	1.78	1.35
Russell 3000	10.48	8.04	6.90	11.01	11.15	(0.34)	0.97
Russell 3000 Value	10.96	8.34	5.60	9.95	9.08	(2.05)	1.64
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through March 31, 2016, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc. - Class B	6.4
Liberty Global plc - Class C	6.2
Liberty Media Corp. - Series A & C	5.9
Liberty Broadband Corp - Series A & C	4.2
Twenty-First Century Fox, Inc. - Class A	3.8
Liberty Interactive Corp. QVC Group - Series A	3.7
Laboratory Corp. of America Holdings	3.2
Aon plc - Class A	3.2
Redwood Trust, Inc.	3.0
Discovery Communications, Inc. - Class A	2.9
42.5

Industry Breakdown
% of Net Assets
Consumer Discretionary	31.2
Financials	17.5
Information Technology	12.1
Industrials	6.0
Health Care	9.2
Energy	4.6
Consumer Staples	1.5
Cash Equivalents/Other	17.9
100.0

Top Performers		Average
	Return	Weight	Contribution
Range Resources Corp.	23.3%	2.8%	0.71%
Fossil Group, Inc.	10.2	5.8	0.62
Liberty Broadband Corp. - Series A & C	14.0	3.0	0.56
Colfax Corp.	27.4	2.2	0.51
Bershire Hathaway Inc. - Class B	7.5	1.6	0.48

Bottom Performers		Average
	Return	Weight	Contribution
Endo International plc	(54.0)%	1.3%	(0.98)%
Express Scripts Holding Co.	(21.4)	2.9	(0.81)
Liberty Global plc - Class C	(7.9)	5.9	(0.49)
Allergan plc	(14.2)	2.4	(0.34)
Liberty Interactive Corp. QVC Group - Series A	(7.6)	3.8	(0.31)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.18% and 1.05% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
11 | Q1 2016 ANNUAL REPORT

PARTNERS III OPPORTUNITY FUND
Investment Style: Multi-Cap Alternative
Portfolio Manager: Wally Weitz, CFA
Fiscal Year Contributors

Martin Marietta Materials is a producer of sand, gravel, aggregates and cement (products for the construction industry). During the trailing twelve months, Martin's aggregates volumes, pricing, and incremental margins exceeded investor expectations, as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved with the passing of the 5-year federal highway bill, dubbed Fixing America's Surface Transportation (FAST) Act, and with state Department of Transportation budgets expanding. Martin also increased, for the third time, its synergy cost-savings target for the 2014 Texas Industries acquisition from the original $70 million to $120 million. They sold their California Oro Grande cement operation for $420 million, the proceeds of which will be used towards their 20 million share repurchase program. The culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value, and we exited our position during the third quarter of 2015.
Angie's List is a nationally-based, local services review provider and marketplace. The business, which began as a consumer pay subscription service, has been progressively lightening the load on subscribers and shifting the cost of the model to advertising service providers. This transition has caused a flattening of top-line growth. The stock appreciated in the fourth quarter of 2015 when IAC/ InterActiveCorp (a company we have owned in the past) made an opportunistic cash offer to buy Angie's List for slightly less than $9 per share. We felt the offer undervalued Angie's business and precluded any opportunity to participate in the upside of the combined entity. The Market apparently agreed, and Angie's stock price traded through the offer price to about $11 per share. We sold our position, as the stock price exceeded our revised estimate of business value.
Quarterly Contributors

Wesco Aircraft is a distributor and provider of supply chain management services to the global aerospace industry. Wesco continues to execute on plans by new management to drive operational excellence and to transition the business to emphasize supply chain and logistics services rather than a prior emphasis on "Ad Hoc" sales dependent on temporary supply shortages.
Colfax Corp is a leading manufacturer of pumps, gas handling products and welding equipment. Colfax shares rallied as the company maintained 2016 earnings guidance and demonstrated that the Colfax Business System, a management philosophy and a set of tools based on the concept of continuous improvement, is helping the company to move forward in difficult markets. Although the company is experiencing declining sales in several of its primary end markets including oil & gas, power generation and mining, we believe that Colfax will manage through this period and emerge larger and stronger.
New Holdings

Allergan and Lions Gate
Fiscal Year Detractors

Valeant Pharmaceuticals is a multi-national, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic and over-the-counter products in over 100 countries. We closed our position in Valeant toward the end of October last year. The stock came under heavy selling pressure as a result of increased political scrutiny around drug pricing and possible wrongdoing at one of its "alternative fulfillment" pharmacy partners. Our decision to sell was ultimately based on a combination of important questions we had difficulty answering regarding potential long-term reputational damage to Valeant's business, the likelihood of difficult payer negotiations, future business model uncertainty and financial leverage. While our investment in Valeant ended on a disappointing note, it was a healthy multi-year contributor to Fund performance.
Iconix Brand Group is a brand management company and owner of a diversified portfolio of global consumer brands across entertainment, home segments and fashion for men and women. Over the trailing 12 months, Iconix's share price fell in response to a change in senior management, an accounting restatement, an SEC review and disappointing operating results resulting in a reduction of revenue and cash flow guidance. These events led to additional worries over the ability to refinance near-term debt maturities. As a result, we exited the position.
Quarterly Detractors

Express Scripts is the largest stand-alone pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. Negotiations with Anthem, Express Scripts' largest customer, hit an impasse early in the quarter. Anthem elected to bring the details of the disagreement public at a widely attended industry conference in January, providing the investment community a lens into how far the two companies were apart on the economics of their existing contract. Since then, Anthem has also filed a lawsuit against Express Scripts. While we hope a mutually agreeable solution will eventually be achieved, it remains possible (some believe likely) that Anthem will choose not to renew its contract with Express in 2019. We have run scenarios encompassing a range of different outcomes, and we believe Express Scripts' shares are undervalued in all but the most dire. We continue to monitor contract-related developments and are otherwise heartened by improved execution across the other 84% of Express Scripts' enterprise.
Liberty Ventures is best described as an investment vehicle, with its principle asset being an 18% stake in publicly traded Expedia, Inc. Expedia's stock produced very strong returns in calendar 2015 (+47%); however, Expedia shares declined in the broader market sell-off during the initial six weeks of 2016 before partially recovering. Liberty Ventures also owns a stake in Time Warner Cable. Charter Communications has proposed acquiring Time Warner Cable, subject to Federal Communications Commission (FCC) approval. Under this proposal, (a) Liberty Ventures would exchange its shares of Time Warner Cable for shares of Charter and (b) Liberty Ventures would provide additional capital for the transaction by paying cash for to-be-issued shares of Liberty Broadband, which in turn would pay cash for to-be-issued Charter stock. Although the structure of this transaction is more complex than most, we believe it represents a significant opportunity for value creation at Liberty Ventures.
Eliminated Holdings

ADT Corp, Precision Castparts and Iconix Brand Group
Please visit the Fund's commentary section on our website for additional information.
12 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (6/1/1983)	20-year	10-year	5-year	3-year	1-year	Quarter
WPOIX - Investor Class	12.58%	11.00%	6.96%	7.33%	4.63%	(9.56)%	2.01%
WPOPX - Institutional Class	12.63	11.08	7.11	7.64	4.94	(9.20)	2.12
S&P 500	10.72	7.98	7.01	11.58	11.82	1.78	1.35
Russell 3000	10.48	8.04	6.90	11.01	11.15	(0.34)	0.97
Russell 3000 Value	10.96	8.34	5.60	9.95	9.08	(2.05)	1.64
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through March 31, 2016, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	11.0
Liberty Media Corp. - Series A & C	8.6
Liberty Global plc - Class C	7.9
Liberty Broadband Corp. - Series A & C	6.8
Wesco Aircraft Holdings, Inc.	4.2
Liberty Ventures - Series A	4.0
Redwood Trust, Inc.	3.9
Colfax Corp.	3.5
MasterCard Inc. - Class A	3.5
Wells Fargo & Co.	2.8
56.2

Industry Breakdown
% of Net Assets
Consumer Discretionary	39.6
Financials	17.7
Industrials	11.3
Information Technology	10.0
Health Care	6.6
Energy	2.4
Consumer Staples	1.4
Securities Sold Short	(30.4)
Short Proceeds/Other	41.4
100.0

Top Performers		Average
	Return	Weight	Contribution
Wesco Aircraft Holdings, Inc.	20.2%	4.1%	0.94%
Berkshire Hathaway Inc. - Class B	7.5	11.2	0.88
Colfax Corp.	22.4	2.9	0.75
Liberty Broadband Corp. - Series A & C	12.2	6.1	0.75
Range Resources Corp.	31.7	1.6	0.54

Bottom Performers		Average
	Return	Weight	Contribution
Liberty Ventures - Series A	(13.3)%	4.0%	(0.67)%
Liberty Global plc - Class C	(7.9)	7.5	(0.60)
Express Scripts Holding Co.	(21.4)	2.0	(0.56)
Wells Fargo & Co.	(10.3)	2.9	(0.33)
SPDR S&P 500 ETF Trust (short)	1.3	(20.4)	(0.24)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.06% and 1.69% of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | Q1 2016 ANNUAL REPORT

RESEARCH FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Jon Baker, CFA; Barton Hooper, CFA; Dave Perkins, CFA; & Drew Weitz
Fiscal Year Contributors

Angie's List is a nationally-based, local services review provider and marketplace. The business, which began as a consumer pay subscription service, has been progressively lightening the load on subscribers and shifting the cost of the model to advertising service providers. This transition has caused a flattening of top-line growth. The stock appreciated in the fourth quarter of 2015 when IAC/ InterActiveCorp (a company we have owned in the past) made an opportunistic cash offer to buy Angie's List for slightly less than $9 per share. We felt the offer undervalued Angie's business and precluded any opportunity to participate in the upside of the combined entity. The Market apparently agreed, and Angie's stock price traded through the offer price to about $11 per share. We sold our position, as the stock price exceeded our revised estimate of business value.
Post Holdings is a consumer packaged goods holding company whose products are sold through a range of channels, such as grocery, drug stores, foodservice and the Internet. While Post has been transforming itself from a branded cereal manufacturer into a food holding company with a more growth-oriented portfolio, fiscal year appreciation was due to the acquisition of Malt-O-Meal brands, which strengthened the company's cereal business. In addition, a strong performance of the Michael Food's segment and improvements in the company's protein-focused brands contributed to good results. Post also benefited from a capital raise of equity and debt, which decreased its financial leverage, putting the company in a better position to take advantage of future value-enhancing mergers and acquisitions. We eliminated the position in the fourth quarter of 2015 when the stock traded above our business value estimate.
Quarterly Contributors

Fossil Group is the fourth largest producer of watches and the largest licenser of watches and jewelry globally. For the fiscal year Fossil remains one of the larger detractors from performance, however, Fossil outperformed during the quarter, as the company reported a rebound in same-store-sales, which grew 1% during the fourth quarter, including positive growth in watches. This calmed some fears of secular decline in the category, including headwinds from the Apple Watch and other wearables. Moreover, Fossil guided to flat revenue in 2016 excluding foreign currency translation, which was well ahead of consensus forecasts. Management reported good reception of their connected accessories product launch and announced a broad product offering across brands which will incorporate Misfit technology and design, in time for the holidays in 2016.
Summit Materials is a US based construction materials company with cement, aggregates and downstream operations (ready-mix concrete, asphalt, paving) in the Midwest, South and Mid-Atlantic regions. During the quarter, Summit reported strong fourth quarter volumes and strong pricing in aggregates and cement, which calmed investor fears of a slowdown in residential and non-residential construction. Additionally, given the drop in energy prices, investors feared that Summit's largest market, Texas, would contract during 2016. However, the company reported solid growth in Texas (including Houston), and industry data points throughout the quarter alleviated fears of a Texas recession. Finally, strong 2016 guidance from Summit and peers led to a rebound for the entire group during the quarter.
New Holdings

Laboratory Corp. of America Holdings, Summit Materials, Redwood Trust and Apple
Fiscal Year Detractors

Valeant Pharmaceuticals is a multi-national, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic and over-the-counter products in over 100 countries. We closed our position in Valeant toward the end of October last year. The stock came under heavy selling pressure as a result of increased political scrutiny around drug pricing and possible wrongdoing at one of its "alternative fulfillment" pharmacy partners. Our decision to sell was ultimately based on a combination of important questions we had difficulty answering regarding potential long-term reputational damage to Valeant's business, the likelihood of difficult payer negotiations, future business model uncertainty and financial leverage. While our investment in Valeant ended on a disappointing note, it was a healthy multi-year contributor to Fund performance.
Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. Despite a healthy rebound during the first calendar quarter, Range shares remain well below last year's levels thanks to stubbornly low natural gas and NGL prices. Following one of the mildest winters in recent memory, the one-month New York Mercantile Exchange (NYMEX) natural gas futures contract settled in early March at $1.67/MMBtu, its lowest level since 1999. While we cannot predict the timing of a recovery in natural gas prices, the present state of oversupply is unlikely to be permanent. Domestic drilling and completion activity levels are now nearing record lows, with even the industry's most efficient players pulling back (Range is down from 15 active drilling rigs to three). In the meantime, the company's balance sheet has improved (via the monetization of non-core assets), it is drilling more efficient wells and its cost structure has continued to fall (finding and development costs are trending toward $0.20/Mcfe). We expect Range to emerge from the downturn in position to generate attractive per share cash flows in the years ahead.
Quarterly Detractors

Express Scripts is the largest stand-alone pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. Negotiations with Anthem, Express Scripts' largest customer, hit an impasse early in the quarter. Anthem elected to bring the details of the disagreement public at a widely attended industry conference in January, providing the investment community a lens into how far the two companies were apart on the economics of their existing contract. Since then, Anthem has also filed a lawsuit against Express Scripts. While we hope a mutually agreeable solution will eventually be achieved, it remains possible (some believe likely) that Anthem will choose not to renew its contract with Express in 2019. We have run scenarios encompassing a range of different outcomes, and we believe Express Scripts' shares are undervalued in all but the most dire. We continue to monitor contract-related developments and are otherwise heartened by improved execution across the other 84% of Express Scripts' enterprise.
Allergan is a global specialty pharmaceutical company focused on the development, manufacturing, marketing and distribution of generic, brand name, biosimilar and over-the-counter pharmaceutical products. A combination of factors contributed to the decline in Allergan's stock during the quarter, including continued discussions of potential drug price regulation, regulatory delays in closing the company's sale of its generic drug operations to TEVA and uncertainty around the viability of the proposed merger with Pfizer (which, subsequent to quarter end, has officially been called off). We believe the risk of the TEVA sale transaction falling through is low, and the company's collection of durable growth assets, management acumen and balance sheet optionality create multiple paths for durable shareholder value creation in the years ahead. We added to our position during the quarter.
Eliminated Holdings

MRC Global, ADT Corp, Iconix Brand Group, Brown & Brown, Omnicom Group and Monsanto Company
Please visit the Fund's commentary section on our website for additional information.
14 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (4/1/2005)	10-year	5-year	3-year	1-year	Quarter
WRESX	7.12%	6.87%	8.36%	7.48%	(8.77)%	4.26%
S&P 500	7.42	7.01	11.58	11.82	1.78	1.35
Russell 3000	7.55	6.90	11.01	11.15	(0.34)	0.97
Russell 3000 Value	6.35	5.60	9.95	9.08	(2.05)	1.64
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period since inception (4/1/05) through March 31, 2016, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Range Resources Corp.	6.9
Allergan plc	6.2
Fossil Group, Inc.	5.5
Liberty Global plc - Class C	5.5
Twenty-First Century Fox, Inc. - Class A	4.0
Liberty Media Corp. - Series C	3.8
National CineMedia, Inc.	3.5
Berkshire Hathaway Inc. - Class B	3.3
Apple Inc.	3.0
Liberty Interactive Corp. QVC Group - Series A	2.6
44.3

Industry Breakdown
% of Net Assets
Consumer Discretionary	35.2
Information Technology	9.9
Health Care	8.9
Energy	8.4
Financials	5.0
Industrials	4.0
Materials	1.8
Consumer Staples	1.6
Cash Equivalents/Other	25.2
100.0

Top Performers		Average
	Return	Weight	Contribution
Range Resources Corp.	31.7%	6.4%	1.84%
Fossil Group, Inc.	21.5	6.2	1.52
Summit Materials, Inc. - Class A	(2.9)	1.0	0.59
The ADT Corp.	26.1	1.1	0.54
Apple Inc.	4.1	2.4	0.43

Bottom Performers		Average
	Return	Weight	Contribution
Allergan plc	(14.2)%	6.7%	(1.02)%
Express Scripts Holding Co.	(21.4)	2.7	(0.87)
Liberty Global plc - Class C	(7.9)	5.5	(0.58)
Interval Leisure Group, Inc.	(6.7)	2.6	(0.36)
Liberty Interactive Corp. QVC Group - Series A	(7.6)	2.8	(0.24)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and, starting January 1, 2011, reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.60% (gross) of the Fund's net assets. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
15 | Q1 2016 ANNUAL REPORT

HICKORY FUND
Investment Style: Small- to Mid-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Fiscal Year Contributors

Martin Marietta Materials is a producer of sand, gravel, aggregates and cement (products for the construction industry). During the trailing twelve months, Martin's aggregates volumes, pricing, and incremental margins exceeded investor expectations, as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved with the passing of the 5-year federal highway bill, dubbed Fixing America's Surface Transportation (FAST) Act, and with state Department of Transportation budgets expanding. Martin also increased, for the third time, its synergy cost-savings target for the 2014 Texas Industries acquisition from the original $70 million to $120 million. They sold their California Oro Grande cement operation for $420 million, the proceeds of which will be used towards their 20 million share repurchase program. The culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value, and we exited our position during the third quarter of 2015.
Angie's List is a nationally-based, local services review provider and marketplace. The business, which began as a consumer pay subscription service, has been progressively lightening the load on subscribers and shifting the cost of the model to advertising service providers. This transition has caused a flattening of top-line growth. The stock appreciated in the fourth quarter of 2015 when IAC/ InterActiveCorp (a company we have owned in the past) made an opportunistic cash offer to buy Angie's List for slightly less than $9 per share. We felt the offer undervalued Angie's business and precluded any opportunity to participate in the upside of the combined entity. The Market apparently agreed, and Angie's stock price traded through the offer price to about $11 per share. We sold our position, as the stock price exceeded our revised estimate of business value.
Quarterly Contributors

Fossil Group is the fourth largest producer of watches and the largest licenser of watches and jewelry globally. For the fiscal year Fossil remains one of the larger detractors from performance, however, Fossil outperformed during the quarter, as the company reported a rebound in same-store-sales, which grew 1% during the fourth quarter, including positive growth in watches. This calmed some fears of secular decline in the category, including headwinds from the Apple Watch and other wearables. Moreover, Fossil guided to flat revenue in 2016 excluding foreign currency translation, which was well ahead of consensus forecasts. Management reported good reception of their connected accessories product launch and announced a broad product offering across brands which will incorporate Misfit technology and design, in time for the holidays in 2016.
The ADT Corp is a provider of monitored security, interactive home and business automation, and related monitoring services in the United States and Canada. On February 15, ADT shares rose in response to the announcement that Apollo Global Management agreed to acquire ADT for $42 per share, a slight discount to our mid-$40's estimate of business value. Apollo plans to combine ADT with its own alarm monitoring business, Protection One. We exited our position at the end of February for a modest gain.
New Holdings

Lions Gate
Fiscal Year Detractors

Interval Leisure Group is a provider of non-traditional lodging, encompassing a portfolio of leisure businesses, from exchange and vacation rental to vacation ownership. In the second quarter of 2016, Interval will merge with Starwood's soon-to-be-spun timeshare business. While we like the prospects for and valuation of the combined entity, we believe Starwood's shareholder base is not likely a long-term home for the 70 million-plus shares to be issued in the merger. As a result, we will remain patient, as the stock will likely remain weak until those issued shares fall into more interested hands.
Iconix Brand Group is a brand management company and owner of a diversified portfolio of global consumer brands across entertainment, home segments and fashion for men and women. Over the trailing 12 months, Iconix's share price fell in response to a change in senior management, an accounting restatement, an SEC review and disappointing operating results resulting in a reduction of revenue and cash flow guidance. These events led to additional worries over the ability to refinance near-term debt maturities. As a result, we exited the position.
Quarterly Detractors

Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. Its share price fell early in the quarter after an influential Wall Street analyst downgraded his outlook for the stock, principally due to concerns over continued competitive struggles in Holland (one of Liberty's largest markets). Since that time, Liberty announced it would move its Dutch operations into a 50/50 joint venture with Vodafone. The joint venture structure allows Liberty to combine its strong cable and broadband businesses with Vodafone's mobile offering to create a more competitive, "converged" offering. Liberty also provided Wall Street with an attractive three-year growth outlook during its fourth quarter earnings call, helping shares recover some of the earlier declines. We remain confident of continued growth for Liberty's cable offerings and management's abilities to deliver on their outlook.
Liberty Ventures is best described as an investment vehicle, with its principle asset being an 18% stake in publicly traded Expedia, Inc. Expedia's stock produced very strong returns in calendar 2015 (+47%); however, Expedia shares declined in the broader market sell-off during the initial six weeks of 2016 before partially recovering. Liberty Ventures also owns a stake in Time Warner Cable. Charter Communications has proposed acquiring Time Warner Cable, subject to Federal Communications Commission (FCC) approval. Under this proposal, (a) Liberty Ventures would exchange its shares of Time Warner Cable for shares of Charter and (b) Liberty Ventures would provide additional capital for the transaction by paying cash for to-be-issued shares of Liberty Broadband, which in turn would pay cash for to-be-issued Charter stock. Although the structure of this transaction is more complex than most, we believe it represents a significant opportunity for value creation at Liberty Ventures.
Eliminated Holdings

ADT Corp and Iconix Brand Group
Please visit the Fund's commentary section on our website for additional information.
16 Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (4/1/1993)	20-year	10-year	Since Investment Style Inception (6/30/08)	5-year	3-year	1-year	Quarter
WEHIX	9.78%	9.16%	5.41%	9.49%	6.75%	4.32%	(9.04)%	2.90%
Russell 2500	10.01	9.24	6.47	8.79	8.58	8.16	(7.31)	0.39
Russell 2500 Value	10.51	10.07	5.80	8.63	8.33	7.15	(5.20)	3.33
S&P 500	8.95	7.98	7.01	8.68	11.58	11.82	1.78	1.35
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through March 31, 2016, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor's 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	5.6
Liberty Global plc - Class C	4.5
Liberty Interactive Corp. QVC Group - Series A	4.4
Liberty Media Corp. - Series A & C	4.2
National CineMedia, Inc.	4.2
Redwood Trust, Inc.	4.0
Allison Transmission Holdings, Inc.	4.0
Brown & Brown, Inc.	3.9
Laboratory Corp. of America Holdings	3.7
Interval Leisure Group, Inc.	3.6
42.1

Industry Breakdown
% of Net Assets
Consumer Discretionary	39.7
Financials	14.0
Industrials	12.5
Information Technology	5.4
Health Care	3.7
Energy	2.7
Telecommunication Services	1.8
Consumer Staples	0.5
Cash Equivalents/Other	19.7
100.0

Top Performers
		Average
	Return	Weight	Contribution
The ADT Corp.	26.1%	2.0%	1.13%
Fossil Group, Inc.	21.5	3.1	0.81
Range Resources Corp.	31.7	2.4	0.79
Liberty Broadband Corp. - Series A & C	12.2	4.7	0.70
Wesco Aircraft Holdings, Inc.	20.2	3.1	0.68

Bottom Performers

		Average
	Return	Weight	Contribution
Liberty Ventures - Series A	(13.3)%	2.7%	(0.44)%
Liberty Global plc - Class C	(7.9)	4.4	(0.38)
Liberty Interactive Corp. QVC Group - Series A	(7.6)	4.6	(0.37)
Willis Towers Watson plc	(7.4)	3.4	(0.29)
Internal Leisure Group, Inc.	(6.7)	3.0	(0.26)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.23% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
17 | Q1 2016 ANNUAL REPORT

BALANCED FUND
Investment Style: Moderate Allocation
Portfolio Manager: Brad Hinton, CFA
Fiscal Year Contributors

Martin Marietta Materials is a producer of sand, gravel, aggregates and cement (products for the construction industry). During the trailing twelve months, Martin's aggregates volumes, pricing, and incremental margins exceeded investor expectations, as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved with the passing of the 5-year federal highway bill, dubbed Fixing America's Surface Transportation (FAST) Act, and with state Department of Transportation budgets expanding. Martin also increased, for the third time, its synergy cost-savings target for the 2014 Texas Industries acquisition from the original $70 million to $120 million. They sold their California Oro Grande cement operation for $420 million, the proceeds of which will be used towards their 20 million share repurchase program. The culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value, and we exited our position during the third quarter of 2015.
Accenture is a leader in providing management consulting, technology and outsourcing services. Accenture's share price appreciation reflects the company's consistent execution of assisting its clients in adopting digital transformation strategies while maintaining strong free cash flow generation and return of capital.
Quarterly Contributors

FLIR Systems is a global leader in infrared and thermal imaging equipment for military and commercial end markets. During the quarter, FLIR benefited from a surge of government orders, which elevated company-wide backlog to the highest level since 2008 (up 6% year over year). Recent high-profile terrorist attacks in Brussels and Paris along with unrest across the Middle East have also led to heightened expectations for FLIR's surveillance and detection equipment going forward. Finally, many investors fearing a slower Europe and a drop off in activity in Brazil and China, expected contraction in FLIR's thermal instruments business during the quarter; however, FLIR reported flat results in the fourth quarter and 5% growth for the full year. North America held up well and China reported solid growth, as preventative maintenance takes hold in Chinese utilities and industrial companies.
Berkshire Hathaway is a conglomerate holding company owning subsidiaries engaged in a number of business activities. Berkshire shares were helped by the closing of the Precision Castparts acquisition and improved operating performance at its Burlington Northern railroad subsidiary. Berkshire's insurance unit continues to show excellent discipline in underwriting, which results in temporary declines in premium, but means the company will have significant capacity when insurance pricing returns.
New Holdings

Allergan and Comcast
Fiscal Year Detractors

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. Despite a healthy rebound during the first calendar quarter, Range shares remain well below last year's levels thanks to stubbornly low natural gas and NGL prices. Following one of the mildest winters in recent memory, the one-month New York Mercantile Exchange (NYMEX) natural gas futures contract settled in early March at $1.67/MMBtu, its lowest level since 1999. While we cannot predict the timing of a recovery in natural gas prices, the present state of oversupply is unlikely to be permanent. Domestic drilling and completion activity levels are now nearing record lows, with even the industry's most efficient players pulling back (Range is down from 15 active drilling rigs to three). In the meantime, the company's balance sheet has improved (via the monetization of non-core assets), it is drilling more efficient wells and its cost structure has continued to fall (finding and development costs are trending toward $0.20/Mcfe). We expect Range to emerge from the downturn in position to generate attractive per share cash flows in the years ahead.
Liberty Global is the largest international cable company, with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. Liberty Global's portfolio of businesses produced mixed results during the fiscal year. Continued strong results in the UK and Belgium were partially offset by continued competitive pressures and merger integration missteps in Holland, and a poorly received price increase in Germany. Furthermore, the continued strengthening of the US Dollar put a damper on Liberty's results (reported in US Dollars). We believe the company is restoring investor confidence by learning from these missteps, taking actions within the portfolio as needed (e.g., moving the Dutch business into a joint venture with Vodafone) and outlining an achievable three-year growth plan.
Quarterly Detractors

Express Scripts is the largest stand-alone pharmacy benefits manager (PBM) in the United States, helping health benefit providers improve access to (and the affordability of) prescription drugs. Negotiations with Anthem, Express Scripts' largest customer, hit an impasse early in the quarter. Anthem elected to bring the details of the disagreement public at a widely attended industry conference in January, providing the investment community a lens into how far the two companies were apart on the economics of their existing contract. Since then, Anthem has also filed a lawsuit against Express Scripts. While we hope a mutually agreeable solution will eventually be achieved, it remains possible (some believe likely) that Anthem will choose not to renew its contract with Express in 2019. We have run scenarios encompassing a range of different outcomes, and we believe Express Scripts' shares are undervalued in all but the most dire. We continue to monitor contract-related developments and are otherwise heartened by improved execution across the other 84% of Express Scripts' enterprise.
Monsanto is a provider of seeds and biotech traits for corn, soybeans and cotton. Monsanto faced a number of headwinds in the first quarter, most notably soft commodity prices, the devaluation of the Argentine Peso and the increasing unlikelihood of large scale M&A. Add weak glyphosate pricing and intense competition in seeds, and the stock is facing what some might call a perfect storm. In fact, US farm income is forecast to be a 13-year low. We remain bullish on Monsanto long term because it's the highest quality franchise in agriculture. It has 35% share of the US corn seed market, a defensible yield advantage over its peers, and the deepest pipeline of R&D and technology in the industry by far. The company has a path to double-digit earnings growth through 2019 via self-help initiatives, which aren't reliant on corn prices recovering (although such an event would certainly be welcome).
Eliminated Holdings

Precision Castparts, Brown & Brown, Omnicom Group and Core Laboratories
Please visit the Fund's commentary section on our website for additional information.
18 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (10/1/2003)	10-year	5-year	3-year	1-year	Quarter
WBALX	5.29%	4.63%	5.73%	4.17%	(0.80)%	1.69%
Blended	6.68	6.24	8.27	7.88	2.14	1.88
S&P 500	8.19	7.01	11.58	11.82	1.78	1.35
Barclays
Intermediate
Credit	3.80	4.34	3.01	1.83	2.06	2.45
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception (10/1/03) through March 31, 2016, as compared with the growth of the Blended, Standard & Poor's 500 and Barclays Intermediate U.S. Government/Credit Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Portfolio Make Up
Capitalization (Common Stocks)

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	3.2
Laboratory Corp. of America Holdings	2.6
Twenty-First Century Fox, Inc. - Class A	2.6
Redwood Trust, Inc.	2.1
Liberty Interactive Corp. QVC Group - Series A	2.1
Liberty Global plc - Series C	2.0
Allergan plc	1.9
Aon plc - Class A	1.9
Comcast Corp. - Class A	1.8
EOG Resources, Inc.	1.8
22.0

Industry Breakdown
% of Net Assets
Consumer Discretionary	11.9
Information Technology	9.4
Financials	9.3
Health Care	5.8
Energy	3.7
Consumer Staples	3.2
Materials	2.8
Industrials	1.0
Total Common Stocks	47.1
Cash Equivalents/Other	17.1
U.S. Treasury Notes	20.8
Corporate Bonds	11.1
Mortgage-Backed Securities	2.9
Asset- & Commercial Mortgage-Backed Securities	1.0
Total Bonds & Cash Equivalents	52.9
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Range Resources Corp.	31.7%	1.5%	0.49%
FLIR Systems, Inc.	17.8	1.6	0.26
Berkshire Hathaway Inc. - Class B	7.5	3.1	0.24
Aon plc - Class A	13.7	1.7	0.24
Motorola Solutions, Inc.	11.2	1.6	0.18

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Express Scripts Holding Co.	(21.4)%	1.3%	(0.36)%
Monsanto Co.	(10.4)	1.8	(0.22)
Liberty Global plc - Class C	(7.9)	1.9	(0.18)
Liberty Interactive Corp. QVC Group - Series A	(7.6)	2.1	(0.17)
Laboratory Corp. of America Holdings	(5.3)	2.5	(0.13)
Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.09% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19 | Q1 2016 ANNUAL REPORT

CORE PLUS INCOME FUND
Investment Style: Intermediate Income
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Core Plus Income Fund's Institutional Class returned +3.7% for the first calendar quarter, compared to a +3.0% return for the Barclays US Aggregate Bond Index (Barclays US Agg), our Fund's primary benchmark. For the fiscal year ended March 31, 2016, the Core Plus Income Fund's Institutional Class returned +2.1%, compared to a +2.0% return for the Barclays US Agg.
The performance table on the page following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods and returns for the Barclays US Agg.
Fiscal 2016 Review

2016 jumped off to the most volatile start since 2009, as a selloff in China's stock market sparked fears of a global growth slowdown or contraction. Energy prices followed worldwide stock prices down the rabbit hole, with oil prices dropping nearly 30% in the first three weeks of the year. By the time Fed Chair Yellen sat before Congress in early February, global markets were jittery enough to push the intraday 10-year Treasury yield down to 1.5% on the mere mention of the possibility of the US following other central banks (namely, the European Central Bank and Japan) in implementing negative interest rates. Calmer heads prevailed, however, when US payroll data continued to show solid growth and resilience in the US economy. By the end of the first calendar quarter of the year, stocks and oil rebounded meaningfully, as fears of recession receded.
During the past fiscal year (March 31, 2015 to March 31, 2016), US Treasury bond yields continued their relentless march lower. For example, 5- and 10-year US Treasury bond yields declined approximately 16 basis points each to 1.2% and 1.8%, respectively (a basis point equals 1/100 of a percent). Declining interest rates resulted in price gains for existing bonds (bond prices and changes in interest rates are inversely related), adding to the coupon returns for most fixed-income investors, our Fund included.
Corporate bonds and other credit sensitive securities underperformed Treasury bonds in the past year, as credit spreads (the incremental return investors demand above US Treasury bonds for owning corporate debt) widened, particularly for non-investment grade or high-yield bonds. A broad measure of corporate bond spreads compiled by Merrill Lynch rose to 170 basis points as of March 31, up 34 basis points year over year. The repricing of credit risk in the high-yield market was more pronounced, with spreads increasing by more than 200 basis points, or a full 2 percent. While the overall marketplace remains expensive by historical standards (i.e., low absolute yield levels), last year's credit repricing presented pockets of opportunity to invest favorably relative to ultra-low US Treasury rates.
Our portfolio outperformed the Barclays US Agg, our Fund's primary benchmark, in the past fiscal year, despite its defensive positioning (i.e., shorter average life and duration relative to the Fund's benchmark). Led by our energy-related corporate bonds, our credit investments turned in strong performance despite an overall widening in credit spreads during the fiscal year. Overall portfolio metrics, as measured by average maturity and duration, changed modestly compared to a year ago. The average maturity of our Fund decreased to 4.4 from 5.5 years, while the Fund's average duration increased to 3.7 from 3.5 years as of March 31, 2015. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down).
As of March 31, our high yield exposure was 21%, up from 19% the prior fiscal year (our maximum threshold is 25%). Our high yield exposure continues to be concentrated in primarily higher quality, shorter-term (average duration of 3.5 years) bonds that we believe have attractive risk/reward profiles. To highlight our preference for higher quality credits in the current market environment, approximately 55% of our non-convertible high yield corporate bond exposure is allocated to BB or split-rated companies (those rated as investment grade by one agency and non-investment grade by at least one other) that we believe have strong asset and liquidity positions.
A noticeable change to highlight is the Fund's Institutional Class 30-day SEC yield, a proxy for the Fund's coupon or cash flow generation. At March 31, the 30-day SEC yield was 3.4%, an increase of approximately 25 basis points from December 31, and up 185 basis points from a year ago. Part of that increase is due to bond price declines in a small portion of the Fund's portfolio. The increase also results from pockets of opportunity we have found to invest in, as interest rates and credit spreads have risen.
The vast majority of Fund investments contributed positively to results in the past fiscal year. The sections below highlight the key contributors and detractors.
Top Fiscal Year Contributors

Non-Convertible Corporate Bonds (43.2% of Fund net assets at 3/31/16) – Despite the credit spread widening highlighted above, the Fund's corporate investments performed well in the past year. The Fund's non-convertible corporate bonds, particularly our energy related corporate bond investments, performed well during the fiscal year and were the largest contributor to Fund performance. Key contributors in the investment-grade segment included the bonds issued by Equity Commonwealth, Kinder Morgan and Wells Fargo. Key non-investment grade detractors included energy related bonds issued by Rose Rock Midstream, Antero Resources and Concho Resources.
U.S. Treasury Notes (27.5% of Fund net assets at 3/31/16) – US Treasury notes received a safe haven bid during the fiscal year marked by global economic uncertainty (primarily in China and other emerging markets) and increased market volatility. Negative interest policies by other world central banks (notably the ECB and Japan) further aided the appeal of nominally small, but positive, US Treasury rates. Our Treasury holdings primarily consist of intermediate treasury securities with an average maturity of approximately 5.5 years.
Non-Agency Securitized Products (RMBS, CMBS, Auto ABS) (17.2% of Fund net assets at 3/31/16) – This segment of our portfolio continued to perform at or above our expectations with respect to credit performance and average life progression, while providing steady income and minimal price volatility during the fiscal year. Key contributors in this segment included the commercial mortgage-backed securities (CMBS) bonds issued by Redwood Commercial Mortgage and Rialto Real Estate Fund LP, the non-agency residential mortgage-backed securities (RMBS) bonds issued by Oak Hill Advisors Residential Loan Trust and automobile asset-backed securities (auto ABS) bonds led by California Republic Auto Receivables Trust, Credit Acceptance Auto Loan Trust and Santander Auto Drive Receivables Trust.
Top Fiscal Year Detractors

Select Energy Related Corporate Bonds (4.7% of Fund net assets at 3/31/16) – A portion of the Fund's corporate bond holdings in midstream infrastructure companies detracted from results in the past fiscal year. The largest detractors were SemGroup, Williams Partners and DCP Midstream. As midstream operators, all three companies face the risk of declining throughput volumes, as US natural gas, natural gas liquids (NGL's) and oil production declines. However, we believe that each company is managing through the downturn and has a strong collection of midstream assets with exposure to some of the lowest cost US production areas, including the DJ Basin in Colorado, the Marcellus/Utica shales in Pennsylvania and Ohio, and the Permian Basin in Texas.
Convertible Corporate Debt and Redwood Trust Common Stock (4.1% of Fund net assets at 3/31/16) – The Fund's investment in Redwood Trust common stock (down 20.6%) and the company's 2- and 3-year convertible bonds detracted from results in the past fiscal year. Despite difficult market conditions over the past few years, a volatile interest rate environment and increased competition, Redwood has remained profitable in each of its business segments. The company recently took meaningful steps to right-size its cost and business structure in light of market conditions. The company remains competitively advantaged across its platforms and is well positioned to benefit from potential government-sponsored enterprise reform, the eventual revitalization of private-label residential securitization and future commercial investment opportunities. We continue to view the company as a "value investor" in mortgages and mortgage securities that has a culture of prudence, a renewed focus on growth in per share value and great skills in credit risk assessment. We believe that the market valuation of less than book value now overly discounts Redwood's future earnings capabilities. While we wait for the value to be realized, a dividend yield of nearly 9% should enhance future total return.
20 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
Investment Activity

Despite portfolio metrics that were relatively unchanged on the year, it was a very active year for portfolio investment activity. Despite base rates (US Treasury) that generally trended lower during the year, we were able to deploy approximately $8 million (representing approximately 40% of fiscal year end assets) of Fund capital when Treasury rates temporarily trended higher and when credit spreads widened sufficiently (sometimes dramatically) to compensate for the embedded risks. Investment activity was heavily weighted toward corporate bonds, both investment grade and non-investment grade, and securitized products, particularly automobile asset-backed securities (auto ABS) and commercial mortgage-backed securities (CMBS). Examples include:
Corporate Bonds – High Yield Exploration & Production (E&P) Companies – We invested approximately 7% of Fund net assets in high yield E&Ps, including positions in Antero Resources, Concho Resources, CONSOL Energy and Range Resources. Collectively, these companies own vast acreage positions in two of the lowest cost US shale basins (the Marcellus/Utica and Permian Basin) and operate at or near the low end of the cost curve. Each company continues to manage well through the downturn by lowering operating costs, maintaining commodity hedge positions, selling non-core assets and raising capital.
Structured Securities – Automobile Asset-Backed Securities (ABS) – The Fund invested approximately 11% of net assets in auto ABS, backed by primarily subprime auto loan originators. Our focus is on partnering with strong management teams with proven experience lending through numerous cycles such as Credit Acceptance Corp., DriveTime, Prestige Financial and Santander Consumer USA. During the second half of 2015, auto ABS spreads began widening due to heightened fear of weakening underwriting discipline and the risk of lower used car prices. Although overall credit trends are weakening, with rising delinquencies and higher net charge-offs, credit support for bond investors is also increasing, with higher overcollateralization and subordination levels. We believe the combination of wider credit spreads and stronger credit protection has led to attractive relative-value opportunities in shorter duration (1-2 year weighted average life) assets, as compared to similar quality (A-rated and above) corporate bonds.
Outlook

In spite of setbacks in certain areas of the credit markets (namely energy given the significant decline in commodity prices in the past year), bond investors continue to have the "wind at their backs," thanks to the largesse of central banks worldwide. Ultra-low interest rates in the US government bond market and negative interest rates in much of the remainder of the non-US sovereign bond world seem rather "absurd," as Wally and Brad outline in their investor letter for this quarter. Distortions of markets that defy conventional investing logic seem unlikely to end well–much like the creation of Frankenstein's monster. Therefore, we will continue to position the Fund defensively relative to interest rate exposure, while we patiently seek out areas of opportunity like those mentioned above. We will invest one security at a time, relying on a fundamental, research-based investment approach and remain well positioned to take advantage of any market weakness.
21 | Q1 2016 ANNUAL REPORT

CORE PLUS INCOME FUND (CONTINUED)

Returns	Annualized
	Since Inception (7/31/2014)	1-year	Quarter
WCPNX - Investor Class	2.81%	1.78%	3.60%
WCPBX - Institutional Class	3.02	2.06	3.65
Barclays U.S. Aggregate Bond	3.49	1.96	3.03
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Core Plus Income Fund – Institutional Class for the period since inception (7/31/14) through March 31, 2016, as compared with the growth of the Barclays U.S. Aggregate Bond Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	27.8
U.S. Government Agency Mortgage
Related Securities(b)	0.8
Aaa/AAA	4.8
Aa/AA	6.0
A/A	7.3
Baa/BBB	27.4
Ba/BB	8.4
B/B	4.9
Caa/CCC	1.8
Non-Rated	5.5
Common Stocks	2.6
Cash Equivalents	2.7
100.0

Financial Attributes

Portfolio Summary
Average Maturity	4.4 years
Average Effective Maturity	4.3 years
Average Duration	3.7 years
Average Effective Duration	3.6 years
Average Coupon	3.9%
30-Day SEC Yield - Investor Class	3.17%
30-Day SEC Yield - Institutional Class	3.37%
Asset Allocation(c)

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	2.7
Less than 1 Year	10.9
1 - 3 Years	8.3
3 - 5 Years	33.8
5 - 7 Years	30.7
7 - 10 Years	11.0
Common Stocks	2.6
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody s, Fitch, Kroll and others. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae's and Freddie Mac's senior long-term debt are currently rated Aaa and AAA by Moody's and Fitch, respectively.

(c)	Percent of net assets

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 3.18% (gross) and 2.55% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
22 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT-INTERMEDIATE INCOME FUND
Investment Style: Short-Intermediate Income
Portfolio Manager: Tom Carney, CFA
The Short-Intermediate Income Fund's Institutional Class returned +1.3% in the first calendar quarter, compared to a +2.4% return for the Barclays Intermediate US Government/Credit Index (BIGC), our Fund's primary benchmark. For the fiscal year ended March 31, 2016, the Short-Intermediate Income Fund's Institutional Class returned +0.8%, compared to a +2.1% return for the BIGC.
The performance table on the page following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods and returns for three Barclays US Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) and the CPI + 1% for comparison purposes.
Fiscal 2016 Review

2016 jumped off to the most volatile start since 2009, as a selloff in China's stock market sparked fears of a global growth slowdown or contraction. Energy prices followed worldwide stock prices down the rabbit hole, with oil prices dropping nearly 30% in the first three weeks of the year. By the time Fed Chair Yellen sat before Congress in early February, global markets were jittery enough to push the intraday 10-year Treasury yield down to 1.5% on the mere mention of the possibility of the US following other central banks (namely, the European Central Bank and Japan) in implementing negative interest rates. Calmer heads prevailed, however, when US payroll data continued to show solid growth and resilience in the US economy. By the end of the first calendar quarter of the year, stocks and oil rebounded meaningfully, as fears of recession receded.
During the past fiscal year (March 31, 2015 to March 31, 2016), US Treasury bond yields continued their relentless march lower. For example, 5- and 10-year US Treasury bond yields declined approximately 16 basis points each to 1.2% and 1.8%, respectively (a basis point equals 1/100 of a percent). Declining interest rates resulted in price gains for existing bonds (bond prices and changes in interest rates are inversely related), adding to the coupon returns for most fixed-income investors, our Fund included.
Corporate bonds and other credit sensitive securities underperformed Treasury bonds in the past year, as credit spreads (the incremental return investors demand above US Treasury bonds for owning corporate debt) widened, particularly for non-investment grade or high-yield bonds. A broad measure of corporate bond spreads compiled by Merrill Lynch rose to 170 basis points as of March 31, up 34 basis points year over year. The repricing of credit risk in the high-yield market was more pronounced, with spreads increasing by more than 200 basis points, or a full 2 percent. While the overall marketplace remains expensive by historical standards (i.e., low absolute yield levels), last year's credit repricing presented pockets of opportunity to invest favorably relative to ultra-low US Treasury rates.
Our portfolio lagged the BIGC, our Fund's primary benchmark, in the past fiscal year, given its purposefully defensive positioning (i.e., shorter average life and duration relative to the benchmark). Overall portfolio metrics, as measured by maturity and duration, changed modestly compared to a year ago. The average maturity of our Fund decreased to 2.5 from 3.6 years, and the average duration was unchanged at 2.2 years. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down). A noticeable change to highlight is the Fund's Institutional Class 30-day SEC yield, a proxy for the Fund's coupon or cash flow generation. At March 31, the 30-day SEC yield was 2.2%, an increase of approximately 70 basis points from a year ago. Part of that increase is due to bond price declines in a small portion of the portfolio. The bulk of the increase, however, results from opportunities we have found to invest in securities with solid risk/reward characteristics.
The vast majority of Fund investments contributed positively to results in the past fiscal year. The sections below highlight the key contributors and detractors.
Top Fiscal Contributors

Non-Convertible Corporate Debt (40.2% of Fund net assets at 3/31/16)  – Despite the credit spread widening highlighted above, the Fund's corporate investments performed well in the past year. Key contributors in the investment-grade segment included the bonds issued by Kinder Morgan, Boston Properties, PetroLogistics, Markel Corporation and Equity Commonwealth. Key non-investment grade contributors included the bonds issued by Rose Rock Midstream and Range Resources. Overall, the Fund's corporate bond weighting increased a few percentage points from a year ago.
US Treasury Notes (18.9% of Fund net assets at 3/31/16) – U.S. Treasury notes received a safe haven bid during the fiscal year marked by global economic uncertainty (primarily in China and other emerging markets) and increased market volatility. Negative interest policies by other world central banks (notably the ECB and Japan) further aided the appeal of nominally small, but positive, US Treasury rates.
Government Mortgage-Backed Securities (MBS) issued by Fannie Mae, Freddie Mac and Ginnie Mae (18.7% of Fund net assets at 3/31/16) – Government MBS performed strongly in the past year, as government purchase activity remained strong through the Fed's reinvestment of principal payments back into the MBS marketplace. The result was tighter spreads and higher prices for MBS securities. The Fund's MBS investments created from pools of high-quality, 15-year mortgages were key contributors to fiscal year results. Our government mortgage investments, historically a key part of Fund assets, are selected based on specific characteristics we believe mitigate the risks of prepayment, either too quickly or too slowly. In exchange for the embedded prepayment risks inherent in MBS, we believe we've been adequately compensated by higher coupon income (and therefore overall return) than we could otherwise receive in comparable quality corporate bonds. In the past year, the Fund's government MBS weighting declined from 20.3% to 18.7% due to a lack of favorable investment opportunities.
Non-Agency Securitized Products (RMBS, CMBS, Auto ABS) (11.8% of Fund net assets at 3/31/16) – This segment of our portfolio continued to perform at or above our expectations with respect to credit performance and average life progression while providing steady income and minimal price volatility during the fiscal year. Key contributors in this segment included the commercial mortgage-backed (CMBS) bonds issued by Rialto Real Estate Fund LP, the non-agency residential mortgage-backed securities (RMBS) bonds issued by Oak Hill Advisors Residential Loan Trust, and automobile asset-backed securities (auto ABS) bonds issued by Credit Acceptance Auto Loan Trust and Santander Auto Drive Receivables Trust.
Top Fiscal Detractors

Convertible Corporate Debt and Redwood Trust Common Stock (4.8% of Fund net assets at 3/31/16) – The Fund's investment in Redwood Trust common stock (down 20.6%) and the company's 2- and 3-year convertible bonds detracted from results in the past fiscal year. Despite difficult market conditions over the past few years, a volatile interest rate environment and increased competition, Redwood has remained profitable in each of its business segments. The company recently took meaningful steps to right-size its cost and business structure in light of market conditions. The company remains competitively advantaged across its platforms and is well positioned to benefit from potential government-sponsored enterprise reform, the eventual revitalization of private-label residential securitization and future commercial investment opportunities. We continue to view the company as a "value investor" in mortgages and mortgage securities that has a culture of prudence, a renewed focus on growth in per share value and great skills in credit risk assessment. We believe that the market valuation of less than book value now overly discounts Redwood's future earnings capabilities. While we wait for the value to be realized, a dividend yield of nearly 9% should enhance future total return.
23 | Q1 2016 ANNUAL REPORT

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)
Investment Activity

Despite portfolio metrics that were mostly unchanged on the year, it was a very active year for portfolio investment activity. It's typical that a quarter to a third of Fund assets matures every year, given the Fund requirement to maintain an average life within 2- to 5-years. Last year was no exception. Although base rates (US Treasury) generally trended lower during the year, we were able to deploy approximately $400 million of Fund capital when Treasury rates temporarily trended higher and when credit spreads widened sufficiently (sometimes dramatically) to compensate for the embedded risks. Examples include:
Corporate Bonds – Anheuser-Busch InBev Finance, 1.9% 2019 – Anheuser-Busch InBev is the leading global beer brewer and one of the world's top consumer products companies. The company is home to six of the top ten most valuable beer brands. The company generates significant free cash flow, has a history of prudent capital allocation and intends to maintain a solid investment-grade rating. This corporate bond is an example of numerous investments the Fund entered into during the past year; namely, investment-grade companies run by able capital allocators with bonds maturing in approximately two to three years. In a low return world, we believe this roughly 3-year Anheuser-Busch bond offers reasonable return opportunities (approximately 2 percent yield) with minimal credit risk.
Corporate Bonds – Energy Transfer Partners (Regency Energy Partners LP), 6.5% maturing in 2021, callable in 2016 – Energy Transfer Partners is one of the largest energy infrastructure companies in the United States. They own and operate approximately 62,500 miles of natural gas and natural gas liquids pipelines. Energy Transfer Partners operates like a toll road, receiving fees for gathering, processing, transporting and storing natural gas, while generally avoiding commodity price risk. In addition, the company has a long history of being good stewards of capital, who have treated bondholders fairly and as partners in the business. Yielding over 5 percent, our investment in the Energy Transfer Partners investment-grade bond above is an example of the opportunities we've identified in the midstream infrastructure energy space in the past year.
Structured Securities – Rialto Real Estate Fund LP (RIAL) Real Estate Liquidating Trust, 2.75% and 3.00% with average life of approximately 0.4 years – Rialto is one of a series of commercial liquidating trust investments the Fund has made since the third quarter of 2012. Rialto is an institutional investor with a proven track record of resolving commercial real estate loans through economic cycles. Our investment represents an interest in a pool of seasoned commercial loans purchased from a commercial bank at a significant discount to the estimated market value of the real estate collateral (located in a mix of geographies and tenant types). Our credit analysis includes factors such as our investment's senior claim on the loan pool's cash flows, the historical performance of the loan pool, and Rialto's equity position ("skin in the game"). We believe this represents yet another example of finding and investing in high quality cash flows with low credit risk in a marketplace where few such opportunities exist.
Outlook

In spite of setbacks in certain areas of the credit markets (namely energy given the significant decline in commodity prices in the past year), bond investors continue to have the "wind at their backs," thanks to the largesse of central banks worldwide. Ultra-low interest rates in the US government bond market and negative interest rates in much of the remainder of the non-US sovereign bond world seem rather "absurd," as Wally and Brad outline in their investor letter for this quarter. Distortions of markets that defy conventional investing logic seem unlikely to end well–much like the creation of Frankenstein's monster. Therefore, we will continue to position the Fund defensively relative to interest rate exposure, while we patiently seek out areas of opportunity like those mentioned above. We will invest one security at a time, relying on a fundamental, research-based investment approach and remain well positioned to take advantage of any market weakness.
24 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (12/23/1988)		20-year	10-year	5-year	3-year	1-year	Quarter
WSHNX - Investor Class	5.33%		4.56%	3.72%	1.76%	0.85%	0.58%	1.36%
WEFIX - Institutional Class	5.37		4.61	3.83	1.97	1.09	0.83	1.34
Barclays U.S. Government/Credit
Intermediate	6.07	*	5.09	4.34	3.01	1.83	2.06	2.45
1-5 Year	5.43	*	4.43	3.47	1.88	1.34	1.62	1.61
1-3 Year	4.92	*	3.93	2.80	1.14	0.95	1.04	0.98
CPI + 1%	3.55	*	3.17	2.79	2.30	1.77	1.86	0.93
* Since 12/31/1988
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund –Institutional Class for the period March 31, 2006 through March 31, 2016, as compared with the growth of the Barclays Intermediate U.S. Government/Credit and CPI + 1% Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	19.0
U.S. Government Agency Mortgage
Related Securities(b)	18.5
Aaa/AAA	6.2
Aa/AA	6.5
A/A	9.0
Baa/BBB	22.5
Ba/BB	4.7
B/B	2.4
Caa/CCC	0.1
Non-Rated	5.9
Common Stocks	2.3
Cash Equivalents	2.9
100.0

Financial Attributes

Portfolio Summary
Average Maturity	2.5 years
Average Effective Maturity	2.5 years
Average Duration	2.2 years
Average Effective Duration	2.0 years
Average Coupon	3.3%
30-Day SEC Yield - Investor Class	1.98%
30-Day SEC Yield - Institutional Class	2.22%
Asset Allocation(c)

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	2.9
Less than 1 Year	22.1
1 - 3 Years	31.4
3 - 5 Years	32.1
5 - 7 Years	8.4
7 - 10 Years	0.8
Common Stocks	2.3
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody s, Fitch, Kroll and others. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae and Freddie Mac s senior long-term debt are currently rated Aaa and AAA by Moody and Fitch, respectively.

(c)	Percent of net assets

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.89% (gross) and 0.61% of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
25 | Q1 2016 ANNUAL REPORT

NEBRASKA TAX-FREE INCOME FUND
Investment Style: Municipal Income
Portfolio Manager: Tom Carney, CFA
The Nebraska Tax-Free Income Fund returned +0.6% in the first calendar quarter, compared to a +1.1% return for the Barclays 5-Year Municipal Bond Index, our Fund's primary benchmark. For the fiscal year ended March 31, 2016, the Nebraska Tax-Free Income Fund's total return was +1.2%, compared to a +2.8% return for our benchmark. Our decision to continue shortening the Fund's average life and duration metrics is the principal reason for the Fund's underperformance compared to its primary benchmark. The Fund's 2.1 year duration at March 31 is meaningfully less than the benchmark's 3.8 year duration.
Fiscal 2016 Review

2016 jumped off to the most volatile start since 2009, as a selloff in China's stock market sparked fears of a global growth slowdown or contraction. Energy prices followed worldwide stock prices down the rabbit hole, with oil prices dropping nearly 30% in the first three weeks of the year. By the time Fed Chair Yellen sat before Congress in early February, global markets were jittery enough to push the intraday 10-year Treasury yield down to 1.5% on the mere mention of the potential possibility of the US following other central banks (namely, the European Central Bank and Japan) in implementing negative interest rates. Calmer heads prevailed, however, when US payroll data continued to show solid growth and resilience in the US economy. By the end of the first calendar quarter of the year, stocks and oil rebounded meaningfully as fears of recession receded.
During the past fiscal year (March 31, 2015 to March 31, 2016), US Treasury bond yields continued their relentless march lower. For example, 5- and 10-year US Treasury bond yields declined approximately 16 basis points each to 1.2% and 1.8%, respectively (a basis point equals 1/100 of a percent). Municipal bonds generated reasonable results in the past fiscal year, as they benefited from the solid performance of US Treasury bonds, which tend to have a gravitational effect on all other fixed-income assets. Declining interest rates resulted in price gains for existing bonds (bond prices and changes in interest rates are inversely related), adding to the coupon returns for most fixed-income investors, our Fund included.
Municipal bonds kept pace with their taxable government counterparts, as the yield relationship between tax-free municipal bonds and taxable alternatives was generally unchanged in the past year. High quality 5-year municipal bonds, for example, ended the current fiscal year (March 31) with a yield representing approximately 95% of US Treasuries, unchanged from a year ago. Historically, municipal bonds have yielded less than taxable alternatives given the tax advantages (federally and, typically, state exempt) of municipal bonds. With municipal bonds yielding nearly as much as a comparable Treasury security, municipals possess relative value versus Treasuries. However, the still abnormally low overall interest-rate environment leaves the municipal marketplace with little absolute value, even less than was present a year ago given the decline in interest rates.
Our Fund's results in the past year were acceptable considering our defensive positioning. Income returns were modestly boosted by (unrealized) price gains from declining interest rates. Investment activity in the past year remained focused on bonds with shorter maturities (primarily under seven years).
Turning to portfolio metrics, over the past year the average duration of our Fund declined to 2.1 from 2.3 years, and the average maturity of our bonds decreased to 3.7 from 4.7 years. Overall asset quality of our portfolio remains high, with approximately 88% rated A or better by a number of nationally recognized statistical rating organizations (NRSROs), credit rating agencies recognized by the U.S. Securities and Exchange Commission (SEC).
Please see the following page for additional details regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.
We expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will invest one security at a time, relying on a fundamental, research-based investment approach and are well positioned to take advantage of any market weakness.
The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.
26 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (10/01/1985)	20-year	10-year	5-year	3-year	1-year	Quarter
WNTFX	4.86%	3.86%	2.94%	2.35%	1.22%	1.20%	0.60%
Barclays 5-Year Municipal Bond	––	4.51	4.24	3.36	2.24	2.82	1.15
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Nebraska Tax-Free Income Fund for the period March 31, 2006 through March 31, 2016, as compared with the growth of the Barclays 5-Year Municipal Bond Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Financial Attributes

Portfolio Summary
Average Maturity	3.7 years
Average Effective Maturity	2.3 years
Average Duration	2.1 years
Average Effective Duration	2.1 years
Average Coupon	4.0%
30-Day SEC Yield	0.62%
Municipals exempt from federal and Nebraska income taxes	86.1%
Municipals subject to alternative minimum tax	1.6%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	3.8
Less than 1 Year	17.8
1 - 3 Years	34.2
3 - 5 Years	18.0
5 - 7 Years	8.0
7 - 10 Years	12.3
10 Years or more	5.9
100.0
Asset Allocation(b)

State Breakdown
% of Net Assets
Nebraska	86.1
Florida	4.9
Texas	2.1
Arizona	1.5
Iowa	1.3
Illinois	0.6
Cash Equivalents/Other	3.5
100.0

Credit Quality(a)
Underlying Securities	% of Securities
Aaa/AAA	5.7
Aa/AA	47.1
A/A	34.9
Baa/BBB	2.9
Non-Rated	5.6
Cash Equivalents	3.8
100.0

Sector Breakdown
% of Net Assets
Power	23.1
Higher Education	11.2
Hospital	8.2
General	5.3
Lease	5.3
Airport/Transportation	4.5
Water/Sewer	2.3
Housing	0.6
Total Revenue	60.5
City/Subdivision	5.0
County	4.6
School District	3.6
Natural Resource District	3.4
Total General Obligation	16.6
Escrow/Pre-Refunded	19.4
Cash Equivalents/Other	3.5
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, Fitch and others. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)	Percent of net assets.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 0.75% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
27 | Q1 2016 ANNUAL REPORT

GOVERNMENT MONEY MARKET FUND
Investment Style: Money Market
Portfolio Manager: Tom Carney, CFA
The Government Money Market Fund ended the first calendar quarter with a 7-day effective and current yield of 0.15%.
For money market funds and other ultra-short-term investors, the high point of the past fiscal year was the decision by the Federal Open Market Committee (FOMC) of the Federal Reserve to raise the overnight Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) from 0.25% to 0.50% in December of 2015. This one-quarter-percentage-point move was the first increase in short-term interest rates since 2006. The FOMC cited continued improvement in labor market conditions and confidence that inflation will rise over the medium term to its 2% objective as principal reasons for raising interest rates. The FOMC expects that, with gradual adjustments in the stance of monetary policy, economic activity will continue to expand at a moderate pace and labor market indicators will continue to strengthen. The FOMC additionally highlighted its expectation that economic conditions will likely evolve in a manner that will warrant only gradual increases in the Fed Funds rate, and that the Fed Funds rate will, for some time, remain below levels expected to prevail in the long run.
The Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high-quality, short-term investments (e.g., US Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve's monetary policy, as we frequently reinvest maturing bills and notes in these short-term instruments. As of March 31, 95.5% of our portfolio was invested in US Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at March 31 was approximately 53 days.
While our Fund's 7-day and current yields are still very low, it is encouraging to be able to report on the upward yield progress we have made since the Fed's decision to increase short-term interest rates. We will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors, as we, hopefully, report on a steadily increasing yield in the quarters to come.
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Sector Breakdown
% of Net Assets
U.S. Treasury	95.5
Government & Treasury Money Market Funds	4.5
100.0
28 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
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29 | Q1 2016 ANNUAL REPORT

VALUE FUND
Schedule of Investments
March 31, 2016

Common Stocks – 81.6%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	11.3
Liberty Global plc - Class C* (c)		1,445,000	54,274,200
Liberty Broadband Corp. - Series C*		590,000	34,190,500
Comcast Corp. - Class A		275,000	16,797,000

Broadcasting	7.5
Liberty Media Corp. - Series C*		1,150,000	43,803,500
Discovery Communications, Inc. - Class A*		900,000	25,767,000

Movies & Entertainment	6.1
Twenty-First Century Fox, Inc. - Class A		2,019,005	56,289,859

Internet & Catalog Retail	3.5
Liberty Interactive Corp. QVC Group - Series A*		1,300,000	32,825,000

Advertising	2.1
Omnicom Group, Inc.		236,000	19,642,280
	30.5		283,589,339
Health Care

Pharmaceuticals	5.6
Allergan plc* (c)		136,000	36,452,080
Endo International plc* (c)		550,000	15,482,500

Health Care Services	4.9
Express Scripts Holding Co.*		380,000	26,102,200
Laboratory Corp. of America Holdings*		165,000	19,326,450

Health Care Distributors	0.9
McKesson Corp.		57,000	8,963,250
	11.4		106,326,480
Information Technology

IT Services	4.6
MasterCard Inc. - Class A		247,000	23,341,500
Accenture plc - Class A(c)		169,000	19,502,600

Communications Equipment	3.7
Motorola Solutions, Inc.		450,000	34,065,000

Internet Software & Services	3.1
Alphabet, Inc. - Class C*		38,563	28,727,507
	11.4		105,636,607
Financials

Diversified Financial Services	6.3
Berkshire Hathaway Inc. - Class B*		415,000	58,880,200

Insurance Brokers	3.3
Aon plc - Class A(c)		294,000	30,708,300

Diversified Banks	1.6
Wells Fargo & Co.		300,000	14,508,000
	11.2		104,096,500

		$ Principal
	% of Net	Amount
Energy	Assets	or Shares	$ Value
Oil & Gas Exploration & Production	6.7
Range Resources Corp.		820,000	26,551,600
Pioneer Natural Resources Co.		133,000	18,718,420
EOG Resources, Inc.		245,000	17,782,100

Oil & Gas Equipment & Services	1.0
Halliburton Co.		256,000	9,144,320
	7.7		72,196,440
Industrials

Air Freight & Logistics	2.2
United Parcel Service, Inc. - Class B		197,000	20,777,590

Aerospace & Defense	2.0
TransDigm Group, Inc.*		82,000	18,067,880
	4.2		38,845,470
Materials

Industrial Gases	2.2
Praxair, Inc.		180,000	20,601,000

Fertilizers & Agricultural Chemicals	1.7
Monsanto Co.		180,000	15,793,200
	3.9		36,394,200
Consumer Staples

Beverages	1.3
Diageo plc - Sponsored ADR(c)		115,000	12,405,050

Total Common Stocks (Cost $552,956,119)			759,490,086

Cash Equivalents – 18.4%

U.S. Treasury Bills, 0.28% to 0.45%,
5/12/16 to 9/22/16(a)		155,000,000	154,856,865

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(b)		16,562,188	16,562,188
Total Cash Equivalents (Cost $171,393,468)			171,419,053
Total Investments in Securities (Cost $724,349,587)			930,909,139
Other Liabilities in Excess of Other Assets - 0.0%			(512,722)
Net Assets - 100%			930,396,417

Net Asset Value Per Share - Investor Class			38.43
Net Asset Value Per Share - Institutional Class			38.56

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(c)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
30 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
PARTNERS VALUE FUND
Schedule of Investments
March 31, 2016

Common Stocks – 82.1%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	10.4
Liberty Global plc - Class C* (c)		1,375,000	51,645,000
Liberty Broadband Corp.*
Series A		165,000	9,596,400
Series C		435,000	25,208,250

Broadcasting	8.8
Liberty Media Corp.*
Series A		287,400	11,102,262
Series C		1,000,000	38,090,000
Discovery Communications, Inc. - Class A*		825,000	23,619,750

Movies & Entertainment	3.8
Twenty-First Century Fox, Inc. - Class A		1,136,925	31,697,469

Internet & Catalog Retail	3.7
Liberty Interactive Corp. QVC Group - Series A*		1,225,000	30,931,250

Textiles, Apparel & Luxury Goods	2.4
Fossil Group, Inc.*		450,000	19,989,000

Hotels, Restaurants & Leisure	2.1
Interval Leisure Group, Inc.		1,160,000	16,750,400
	31.2		258,629,781
Financials

Diversified Financial Services	6.4
Berkshire Hathaway Inc. - Class B*		372,500	52,850,300

Insurance Brokers	6.2
Aon plc - Class A(c)		250,000	26,112,500
Brown & Brown, Inc.		375,000	13,425,000
Wills Towers Watson plc(c)		103,812	12,318,332

Mortgage REITs	3.0
Redwood Trust, Inc.		1,900,000	24,852,000

Diversified Banks	1.9
Wells Fargo & Co.		320,000	15,475,200
	17.5		145,033,332
Information Technology

Semiconductors &
Semiconductor Equipment	2.8
Texas Instruments, Inc.		400,000	22,968,000

Internet Software & Services	2.4
Alphabet, Inc. - Class C*		26,673	19,870,051

Electronic Equipment,
Instruments & Components	2.4
FLIR Systems, Inc.		600,000	19,770,000

Communications Equipment	2.3
Motorola Solutions, Inc.		250,000	18,925,000

Software	1.2
Oracle Corp.		248,705	10,174,522

IT Services	1.0
MasterCard, Inc. - Class A		90,000	8,505,000
	12.1		100,212,573

		$ Principal
	% of Net	Amount
Health Care	Assets	or Shares	$ Value

Health Care Services	5.8
Laboratory Corp. of America Holdings*		225,000	26,354,250
Express Scripts Holding Co.*		320,000	21,980,800

Pharmaceuticals	3.4
Allergan plc* (c)		73,000	19,566,190
Endo International plc* (c)		300,000	8,445,000
	9.2		76,346,240
Industrials

Machinery	4.1
Colfax Corp.*		700,000	20,013,000
Allison Transmission Holdings, Inc.		530,000	14,299,400

Aerospace & Defense	1.9
TransDigm Group, Inc.*		70,000	15,423,800
	6.0		49,736,200
Energy

Oil & Gas Exploration & Production	4.6
Range Resources Corp.		634,899	20,558,030
Pioneer Natural Resources Co.		125,000	17,592,500
	4.6		38,150,530
Consumer Staples

Personal Products	1.5
Avon Products, Inc.		2,500,000	12,025,000

Total Common Stocks (Cost $532,922,528)			680,133,656

Cash Equivalents – 17.8%

U.S. Treasury Bills, 0.27% to 0.45%,
4/21/16 to 9/22/16(a)		135,000,000	134,878,560

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(b)		12,502,665	12,502,665
Total Cash Equivalents (Cost $147,353,638)			147,381,225
Total Investments in Securities (Cost $680,276,166)			827,514,881
Other Assets Less Other Liabilities - 0.1%			1,128,461
Net Assets - 100%			828,643,342

Net Asset Value Per Share - Investor Class			27.66
Net Asset Value Per Share - Institutional Class			27.75

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(c)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
31 | Q1 2016 ANNUAL REPORT

PARTNERS III OPPORTUNITY FUND
Schedule of Investments
March 31, 2016

Common Stocks – 89.0%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	15.8
Liberty Global plc - Class C* (c) (d)		1,500,000	56,340,000
Liberty Broadband Corp.* (c)
Series A		135,000	7,851,600
Series C		700,000	40,565,000
Liberty Global plc LiLAC - Class C* (c) (d)		200,000	7,576,000

Broadcasting	10.3
Liberty Media Corp.* (c)
Series A		200,000	7,726,000
Series C		1,400,000	53,326,000
Discovery Communications, Inc. - Class C*		450,000	12,150,000

Internet & Catalog Retail	6.6
Liberty Ventures - Series A* (c)		725,000	28,362,000
Liberty Interactive Corp. QVC Group - Series A* (c)		750,000	18,937,500

Movies & Entertainment	2.1
Twenty-First Century Fox, Inc. - Class A		450,000	12,546,000
Lions Gate Entertainment Corp.(d)		100,000	2,185,000

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		1,000,000	14,440,000

Advertising	1.9
National CineMedia, Inc.		900,000	13,689,000

Textiles, Apparel & Luxury Goods	0.9
Fossil Group, Inc.*		150,000	6,663,000
	39.6		282,357,100
Financials

Diversified Financial Services	11.0
Berkshire Hathaway Inc. - Class B* (c)		550,000	78,034,000

Mortgage REITs	3.9
Redwood Trust, Inc.(c)		2,100,000	27,468,000

Diversified Banks	2.8
Wells Fargo & Co.(c)		420,000	20,311,200
	17.7		125,813,200
Industrials

Machinery	4.6
Colfax Corp.* (c)		865,000	24,730,350
Intelligent Systems Corp.* # †		2,270,000	7,945,000

Transportation Infrastructure	4.2
Wesco Aircraft Holdings, Inc.*		2,100,000	30,219,000

Aerospace & Defense	2.5
TransDigm Group, Inc.* (c)		80,000	17,627,200
	11.3		80,521,550

		$ Principal
	% of Net	Amount
Information Technology	Assets	or Shares	$ Value
Internet Software & Services	4.1
Alphabet, Inc. - Class C* (c)		27,000	20,113,650
XO Group, Inc.*		575,000	9,228,750

IT Services	3.5
MasterCard Inc. - Class A(c)		260,000	24,570,000

Semiconductors &
Semiconductor Equipment	2.4
Texas Instruments, Inc.(c)		300,000	17,226,000
	10.0		71,138,400
Health Care

Health Care Services	4.7
Laboratory Corp. of America Holdings* (c)		170,000	19,912,100
Express Scripts Holding Co.* (c)		200,000	13,738,000

Pharmaceuticals	1.9
Allergan plc* (d)		50,000	13,401,500
	6.6		47,051,600
Energy

Oil & Gas Exploration & Production	2.4
Range Resources Corp.(c)		300,000	9,714,000
Pioneer Natural Resources Co.(c)		55,000	7,740,700
	2.4		17,454,700
Consumer Staples

Personal Products	1.4
Avon Products, Inc.(c)		2,000,000	9,620,000

Total Common Stocks (Cost $453,529,535)			633,956,550

Cash Equivalents – 9.1%

U.S. Treasury Bills, 0.28% to 0.45%,
5/12/16 to 9/22/16(a)		57,000,000	56,929,671

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(b)		8,058,993	8,058,993
Total Cash Equivalents (Cost $64,972,005)			64,988,664
Total Investments in Securities (Cost $518,501,540)			698,945,214

Due From Broker(c) - 32.2%			229,714,936
Securities Sold Short - (30.4%)			(216,290,600)
Options Written - (0.0%)			(341,250)
Other Assets Less Other Liabilities — 0.1%			452,223
Net Assets - 100%			712,480,523

Net Asset Value Per Share - Investor Class			13.73
Net Asset Value Per Share - Institutional Class			13.96
The accompanying notes form an integral part of these financial statements.
32 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Securities Sold Short – (30.4%)
		Shares	$ Value
Ishares Russell 2000 Fund		230,000	(25,442,600)
PowerShares QQQ Trust, Series 1		430,000	(46,956,000)
SPDR S&P 500 ETF Trust		700,000	(143,892,000)
Total Securities Sold Short (proceeds $216,023,195)			(216,290,600)

Options Written* – (0.0%)		Shares
	Expiration date /	subject
	Strike price	to option
Covered Call Options
Colfax Corp.	June 2016 / $30	100,000	(142,500)
Pioneer Natural Resources Co.	June 2016 / $145	25,000	(198,750)

Total Options Written (premiums received $464,365)			(341,250)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(c)	Fully or partially pledged as collateral on securities sold short and options written.
(d)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
33 | Q1 2016 ANNUAL REPORT

RESEARCH FUND
Schedule of Investments
March 31, 2016

Common Stocks – 74.8%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	9.6
Liberty Global plc - Class C* (b)		34,150	1,282,674
Liberty Broadband Corp. - Series C*		9,600	556,320
Comcast Corp. - Class A		6,500	397,020

Textiles, Apparel & Luxury Goods	6.9
Fossil Group, Inc.*		28,999	1,288,136
Compagnie Financiere Richemont
SA - Unsponsored ADR(b)		47,000	310,200

Broadcasting	5.4
Liberty Media Corp. - Series C*		23,050	877,974
Discovery Communications, Inc. - Class C*		14,000	378,000

Movies & Entertainment	4.0
Twenty-First Century Fox, Inc. - Class A		33,680	938,998

Internet & Catalog Retail	3.9
Liberty Interactive Corp. QVC Group - Series A*		23,820	601,455
Amazon.com, Inc.*		500	296,820

Advertising	3.5
National CineMedia, Inc.		53,960	820,732

Hotels, Restaurants & Leisure	1.9
Interval Leisure Group, Inc.		30,824	445,099
	35.2		8,193,428
Information Technology

Internet Software & Services	3.7
XO Group, Inc.*		33,198	532,828
Alphabet, Inc. - Class C*		420	312,879

Technology Hardware, Storage
& Peripherals	3.0
Apple Inc.		6,439	701,787

Software	1.6
Guidewire Software, Inc.*		7,000	381,360

Communications Equipment	1.6
Motorola Solutions, Inc.		5,000	378,500
	9.9		2,307,354
Health Care

Pharmaceuticals	6.2
Allergan plc* (b)		5,422	1,453,259

Health Care Services	2.7
Laboratory Corp. of America Holdings*		2,910	340,848
Express Scripts Holding Co.*		4,160	285,750
	8.9		2,079,857

	% of Net
Energy	Assets	Shares	$ Value
Oil & Gas Exploration & Production	8.4
Range Resources Corp.		49,377	1,598,827
Pioneer Natural Resources Co.		2,575	362,405
	8.4		1,961,232

Financials

Diversified Financial Services	3.3
Berkshire Hathaway Inc. - Class B*		5,370	761,896

Mortgage REITs	1.7
Redwood Trust, Inc.		31,467	411,588
	5.0		1,173,484
Industrials

Machinery	4.0
Allison Transmission Holdings, Inc.		17,170	463,247
Colfax Corp.*		16,000	457,440
	4.0		920,687
Materials

Construction Materials	1.8
Summit Materials, Inc. - Class A*		21,000	408,450

Consumer Staples

Personal Products	1.6
Avon Products, Inc.		80,000	384,800
Total Common Stocks (Cost $17,473,812)			17,429,292

Cash Equivalents – 22.1%

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(a)		5,133,639	5,133,639
Total Cash Equivalents (Cost $5,133,639)			5,133,639
Total Investments in Securities (Cost $22,607,451)			22,562,931
Other Assets Less Other Liabilities - 3.1%			730,191
Net Assets - 100%			23,293,122

Net Asset Value Per Share			9.79

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(b)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
34 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
HICKORY FUND
Schedule of Investments
March 31, 2016

Common Stocks – 80.3%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	11.3
Liberty Broadband Corp.*
Series A		78,656	4,574,633
Series C		210,000	12,169,500
Liberty Global plc - Class C* (c)		360,000	13,521,600
Liberty Global plc LiLAC - Class C* (c)		85,000	3,219,800

Internet & Catalog Retail	7.4
Liberty Interactive Corp. QVC Group - Series A*		525,000	13,256,250
Liberty Ventures - Series A*		220,000	8,606,400

Broadcasting	4.2
Liberty Media Corp.*
Series A		110,000	4,249,300
Series C		220,000	8,379,800

Advertising	4.2
National CineMedia, Inc.		825,000	12,548,250

Hotels, Restaurants & Leisure	3.6
Interval Leisure Group, Inc.		750,000	10,830,000

Textiles, Apparel & Luxury Goods	3.4
Fossil Group, Inc.*		230,000	10,216,600

Specialty Retail	3.2
Murphy USA Inc.*		155,000	9,524,750

Movies & Entertainment	2.4
Lions Gate Entertainment Corp.(c)		175,000	3,823,750
Live Nation Entertainment, Inc.*		150,000	3,346,500
	39.7		118,267,133
Financials

Insurance Brokers	7.3
Brown & Brown, Inc.		325,000	11,635,000
Willis Towers Watson plc(c)		84,937	10,078,625

Mortgage REITs	4.0
Redwood Trust, Inc.		921,367	12,051,480

Office REITs	2.7
Equity Commonwealth*		285,000	8,042,700
	14.0		41,807,805
Industrials

Machinery	6.7
Allison Transmission Holdings, Inc.		440,000	11,871,200
Colfax Corp.*		285,000	8,148,150

Transportation Infrastructure	3.2
Wesco Aircraft Holdings, Inc.*		670,000	9,641,300

Aerospace & Defense	2.6
TransDigm Group, Inc.*		35,000	7,711,900
	12.5		37,372,550

		$ Principal
	% of Net	Amount
Information Technology	Assets	or Shares	$ Value
Internet Software & Services	2.7
XO Group, Inc.*		504,100	8,090,805

Electronic Equipment, Instruments
& Components	2.1
FLIR Systems, Inc.		190,000	6,260,500

Software	0.6
ACI Worldwide, Inc.*		92,696	1,927,150
	5.4		16,278,455
Health Care

Health Care Services	3.7
Laboratory Corp. of America Holdings*		95,000	11,127,350

Energy

Oil & Gas Exploration & Production	2.7
Range Resources Corp.		245,000	7,933,100

Telecommunication Services

Diversified Telecommunication Services	1.8
LICT Corp.* #		1,005	5,301,375

Consumer Staples

Personal Products	0.5
Avon Products, Inc.		300,000	1,443,000
Total Common Stocks (Cost $173,787,203)			239,530,768
Cash Equivalents – 19.8%

U.S. Treasury Bills, 0.27% to 0.45%,
4/21/16 to 9/22/16(a)		53,000,000	52,939,967

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(b)		6,082,167	6,082,167
Total Cash Equivalents (Cost $59,012,344)			59,022,134
Total Investments in Securities (Cost $232,799,547)			298,552,902
Other Liabilities in Excess of Other Assets - (0.1%)			(383,175)
Net Assets - 100%			298,169,727

Net Asset Value Per Share			47.59

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(c)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
35 | Q1 2016 ANNUAL REPORT

BALANCED FUND
Schedule of Investments
March 31, 2016

Common Stocks – 47.1%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	3.8
Liberty Global plc - Class C* (e)		60,000	2,253,600
Comcast Corp. - Class A		32,500	1,985,100

Movies & Entertainment	2.6
Twenty-First Century Fox, Inc. - Class A		105,000	2,927,400

Internet & Catalog Retail	2.1
Liberty Interactive Corp. QVC Group - Series A*		90,000	2,272,500

Advertising	1.7
National CineMedia, Inc.		125,000	1,901,250

Broadcasting	1.7
Discovery Communications, Inc. - Class C*		70,000	1,890,000
	11.9		13,229,850
Information Technology

IT Services	2.9
Accenture plc - Class A(e)		15,000	1,731,000
MasterCard Inc. - Class A		16,000	1,512,000

Communications Equipment	1.7
Motorola Solutions, Inc.		25,000	1,892,500

Semiconductors &
Semiconductor Equipment	1.7
Texas Instruments, Inc.		32,500	1,866,150

Electronic Equipment,
Instruments & Components	1.6
FLIR Systems, Inc.		55,000	1,812,250

Internet Software & Services	1.5
Alphabet, Inc. - Class C*		2,200	1,638,890
	9.4		10,452,790
Financials

Diversified Financial Services	3.2
Berkshire Hathaway Inc. - Class B*		25,500	3,617,940

Insurance Brokers	2.9
Aon plc - Class A(e)		20,000	2,089,000
Willis Towers Watson plc(e)		9,437	1,119,794

Mortgage REITs	2.1
Redwood Trust, Inc.		175,000	2,289,000

Office REITs	1.1
Equity Commonwealth*		45,000	1,269,900
	9.3		10,385,634
Health Care

Health Care Services	3.9
Laboratory Corp. of America Holdings*		25,000	2,928,250
Express Scripts Holding Co.*		20,000	1,373,800

Pharmaceuticals	1.9
Allergan plc* (e)		8,000	2,144,240
	5.8		6,446,290

		$ Principal
	% of Net	Amount
Energy	Assets	or Shares	$ Value
Oil & Gas Exploration & Production	3.7
EOG Resources, Inc.		27,000	1,959,660
Range Resources Corp.		50,000	1,619,000
Pioneer Natural Resources Co.		4,000	562,960
	3.7		4,141,620
Consumer Staples

Beverages	3.2
Anheuser-Busch InBev SA/NV - Sponsored ADR(e)		15,000	1,869,900
Diageo plc - Sponsored ADR(e)		16,000	1,725,920
	3.2		3,595,820
Materials

Fertilizers & Agricultural Chemicals	1.6
Monsanto Co.		20,000	1,754,800

Industrial Gases	1.2
Praxair, Inc.		12,000	1,373,400
	2.8		3,128,200
Industrials

Air Freight & Logistics	1.0
United Parcel Service, Inc. - Class B		10,500	1,107,435
Total Common Stocks (Cost $40,746,142)			52,487,639

Corporate Bonds – 10.3%

American Express Credit Corp. 1.125% 6/05/17		500,000	499,632
Anheuser-Busch InBev Finance Inc. 1.9% 2/01/19(e)		500,000	507,348
Antero Resources Corp. 6.0% 12/01/20		600,000	573,000
Bank of America Corp. 1.7% 8/25/17		500,000	500,844
Berkshire Hathaway Inc. (Finance Corp.)
0.95% 8/15/16		1,000,000	1,001,076
1.45% 3/07/18		100,000	100,886
2.0% 8/15/18		500,000	509,627
1.7% 3/15/19		100,000	101,431
Comcast Corp. 4.95% 6/15/16		193,000	194,594
Concho Resources Inc. 7.0% 1/15/21		400,000	406,000
Equity Commonwealth 6.25% 6/15/17		500,000	513,114
JPMorgan Chase & Co. 1.35% 2/15/17		500,000	501,164
Markel Corp.
7.125% 9/30/19		1,014,000	1,167,060
4.9% 7/01/22		400,000	438,035
Range Resources Corp. 5.0% 8/15/22		250,000	216,875
U.S. Bancorp 2.2% 11/15/16		750,000	756,405
Verizon Communications, Inc. 2.5% 9/15/16		857,000	863,696
Wells Fargo & Co.
1.15% 6/02/17		500,000	500,627
1.4% 9/08/17		500,000	500,996
4.6% 4/01/21		1,250,000	1,387,838
Wells Fargo Bank, N.A. 0.8282% 5/16/16 Floating Rate		250,000	249,908
Total Corporate Bonds (Cost $11,275,768)			11,490,156
The accompanying notes form an integral part of these financial statements.
36 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Corporate Convertible Bonds – 0.8%
	$ Principal
	Amount	$ Value
Redwood Trust, Inc. 5.625% 11/15/19(d) (Cost $996,222)	1,000,000	909,375

Asset-Backed Securities – 0.4%(c)

Cabela's Master Credit Card Trust (CABMT)
2011-2A CL A2 — 1.0362% 2019 Floating Rate
(0.2 years)(d) (Cost $500,000)	500,000	500,227

Commercial Mortgage-Backed Securities – 0.6%(c)

Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.4 years)(d)	299,425	297,537
Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (0.4 years)(d)	391,182	393,576
Varde / First City (VFCP)
2015-3 CL A — 2.75% 2031 (0.1 years)(d)	10,497	10,493

Total Commercial Mortgage-Backed Securities (Cost $700,756)		701,606

Mortgage-Backed Securities – 2.9%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (2.9 years)	133,900	141,493

Pass-Through Securities
J14649 — 3.5% 2026 (3.2 years)	176,261	186,460
E02948 — 3.5% 2026 (3.3 years)	311,915	331,138
J16663 — 3.5% 2026 (3.3 years)	166,962	176,294
		835,385
Federal National Mortgage Association

Collateralized Mortgage Obligations
2002-91 CL QG — 5.0% 2018 (0.8 years)	43,962	44,951
2003-9 CL DB — 5.0% 2018 (0.8 years)	48,463	49,716

Pass-Through Securities
MA0464 — 3.5% 2020 (1.6 years)	180,784	191,015
AR8198 — 2.5% 2023 (2.5 years)	281,613	290,049
995755 — 4.5% 2024 (2.6 years)	32,023	34,456
MA1502 — 2.5% 2023 (2.6 years)	240,268	247,487
AB1769 — 3.0% 2025 (3.2 years)	167,895	176,131
AB3902 — 3.0% 2026 (3.6 years)	292,953	306,868
AK3264 — 3.0% 2027 (3.6 years)	228,137	238,963
		1,579,636
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.5 years)	300,853	316,064

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)
2014-5 CL A1 — 3.0% 2029 (4.6 years)(d)	399,417	412,344
Sequoia Mortgage Trust (SEMT)
2012-1 CL 1A1 — 2.865% 2042 (5.0 years)	96,653	96,475
		508,819
Total Mortgage-Backed Securities (Cost $3,122,047)		3,239,904

U.S. Treasury Notes – 20.8%
	$ Principal
	Amount
	or Shares	$ Value
U.S. Treasury Notes
1.0% 9/30/16	2,000,000	2,005,820
0.875% 11/30/16	2,000,000	2,005,000
0.875% 2/28/17	2,000,000	2,004,726
0.625% 5/31/17	2,000,000	1,999,180
0.625% 8/31/17	2,000,000	1,997,890
0.625% 11/30/17	3,000,000	2,995,665
0.75% 2/28/18	2,000,000	2,000,546
1.0% 5/31/18	2,000,000	2,009,804
1.5% 8/31/18	2,000,000	2,034,218
1.25% 11/30/18	2,000,000	2,022,618
2.0% 11/30/20	2,000,000	2,072,148
Total U.S. Treasury Notes (Cost $22,963,858)		23,147,615

Cash Equivalents – 17.0%

U.S. Treasury Bills, 0.27% to 0.47%,
4/21/16 to 9/22/16(a)	17,000,000	16,990,622

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(b)	1,918,732	1,918,732
Total Cash Equivalents (Cost $18,904,522)		18,909,354
Total Investments in Securities (Cost $99,209,315)		111,385,876
Other Assets Less Other Liabilities — 0.1%		101,734
Net Assets - 100%		111,487,610
Net Asset Value Per Share		13.24

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
37 | Q1 2016 ANNUAL REPORT

CORE PLUS INCOME FUND
Schedule of Investments
March 31, 2016

Corporate Bonds – 43. 2%
	$ Principal
	Amount	$ Value
American Express Credit Corp. 2.25% 8/15/19	150,000	151,941
Antero Resources Corp. 6.0% 12/01/20	465,000	444,075
Berkshire Hathaway Inc.
2.1% 8/14/19	250,000	254,929
3.0% 5/15/22 (Finance Corp.)	200,000	208,602
Boardwalk Pipelines LLC 5.75% 9/15/19	170,000	169,944
Boston Properties LP
5.875% 10/15/19	345,000	386,170
3.125% 9/01/23	115,000	115,822
Concho Resources Inc. 7.0% 1/15/21	357,000	362,355
CONSOL Energy, Inc. 5.875% 4/15/22	270,000	195,918
DCP Midstream LLC
9.75% 3/15/19(c)	375,000	360,461
5.35% 3/15/20(c)	200,000	172,548
DCP Midstream Operating LP 2.5% 12/01/17	150,000	143,103
Equity Commonwealth 5.875% 9/15/20	719,000	782,875
Energy Transfer Partners LP (Regency Energy Partners)
6.5% 7/15/21	500,000	495,000
Express Scripts Holding Co.
7.25% 6/15/19	250,000	289,878
2.25% 6/15/19	250,000	252,012
Flint Hills Resources LLC (PetroLogistics) 6.25% 4/01/20	250,000	258,750
Kinder Morgan, Inc. (Hiland Partners) 7.25% 10/01/20(c)	600,000	623,250
Markel Corp.
7.125% 9/30/19	125,000	143,868
4.9% 7/01/22	250,000	273,772
3.625% 3/30/23	150,000	151,468
MPLX LP 4.875% 6/01/25(c)	190,000	173,559
Range Resources Corp. 5.0% 8/15/22	501,000	434,618
Rose Rock Midstream LP 5.625% 7/15/22	800,000	536,000
SemGroup Holdings LP 7.5% 6/15/21	196,000	158,270
Vornado Realty LP 2.5% 6/30/19	530,000	534,792
Wells Fargo & Co. 4.6% 4/01/21	400,000	444,108
Williams Partners LP (Access Midstream Partners)
6.125% 7/15/22	100,000	92,975
Total Corporate Bonds (Cost $8,692,603)		8,611,063

Corporate Convertible Bonds – 2.9%

Redwood Trust, Inc.
4.625% 4/15/18	475,000	447,094
5.625% 11/15/19	150,000	136,406
Total Corporate Convertible Bonds (Cost $624,789)		583,500

Asset-Backed Securities – 10.8%(b)
	$ Principal
	Amount	$ Value
California Republic Auto Receivables Trust (CRART)
2012-1 CL C — 3.0% 2020 (0.5 years)(c)	150,000	151,166
Credit Acceptance Auto Loan Trust (CAALT)
2013-2A CL A — 1.5% 2021 (0.2 years)(c)	197,394	197,291
2013-2A CL B — 2.26% 2021 (0.7 years)(c)	180,000	179,708
2014-1A CL B — 2.29% 2022 (1.2 years)(c)	290,000	288,390
DT Auto Owner Trust (DTAOT)
2016-1A CL A — 2.0% 2019 (0.9 years)(c)	171,261	171,669
2016-1A CL C — 3.54% 2021 (3.1 years)(c)	215,000	216,120
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (0.3 years)(c)	20,134	20,134
Ford Credit Auto Owner Trust (FORDO)
2013-A CL D — 1.86% 2019 (1.0 years)	175,000	175,039
Prestige Auto Receivables Trust (PART)
2014-1A CL A3 — 1.52% 2020 (0.7 years)(c)	230,000	229,984
2016-1A CL A2 — 1.78% 2019 (0.9 years)(c)	200,000	200,294
Santander Drive Auto Receivables Trust (SDART)
2014-1 CL D — 2.91% 2020 (1.7 years)	238,000	238,194
2014-5 CL D — 3.21% 2021 (2.2 years)	80,000	80,527
Total Asset-Backed Securities (Cost $2,147,376)		2,148,516

Commercial Mortgage-Backed Securities – 3.9%(b)

Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.4 years)(c)	199,617	198,358
Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (0.4 years)(c)	255,773	257,338
Rialto Real Estate Fund II, LP (RIAL)
2015-LT7 CL A — 3.0% 2032 (0.3 years)(c)	191,289	191,289
2014-LT6 CL A — 2.75% 2024 (0.4 years)(c)	103,543	103,302
Varde / First City (VFCP)
2015-3 CL A — 2.75% 2031 (0.1 years)(c)	3,149	3,148
2014-2 CL A — 2.75% 2030 (0.1 years)(c)	13,862	13,843
Total Commercial Mortgage-Backed Securities (Cost $766,827)		767,278

Mortgage-Backed Securities – 3.4%(b)

Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 2025 (3.1 years)	148,874	155,639

Non-Government Agency

Collateralized Mortgage Obligations
Oak Hills Advisors Residential Loan Trust (OHART)
2015-NPL1 CL A2 — 4.0% 2055 (1.8 years)(c)	150,000	147,813
2014-NPL2 CL A2 — 4.0% 2054 (2.3 years)(c)	150,000	148,872
2015-NPL2 CL A2 — 4.0% 2055 (2.7 years)(c)	150,000	147,667
Sunset Mortgage Loan Co. (SMLC)
2014-NPL2 CL A — 3.721% 2044 (0.7 years)(c)	68,127	67,753
		512,105
Total Mortgage-Backed Securities (Cost $660,206)		667,744
The accompanying notes form an integral part of these financial statements.
38 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

Taxable Municipal Bonds – 2.2%	$ Principal
	Amount
	or Shares	$ Value
Alderwood Water and Wastewater District, Washington, Water
& Sewer Revenue, Series B, 5.15% 12/01/25 (Cost $437,184)	400,000	438,056

U.S. Treasury Notes – 27.5%

U.S. Treasury Notes
1.625% 6/30/19	325,000	332,300
2.125% 8/31/20	410,000	426,897
2.125% 1/31/21	210,000	219,015
2.0% 5/31/21	210,000	217,645
2.25% 7/31/21	875,000	917,810
2.0% 2/15/22	1,160,000	1,199,875
2.0% 2/15/23	850,000	875,965
2.75% 11/15/23	210,000	227,497
2.5% 5/15/24	1,000,000	1,063,652
Total U.S. Treasury Notes (Cost $5,282,376)		5,480,656

Common Stocks – 2.6%

Equity Commonwealth*	8,000	225,760
Monmouth Real Estate Investment Corp.	4,893	58,178
Redwood Trust, Inc.	17,850	233,478
Total Common Stocks (Cost $502,749)		517,416

Cash Equivalents – 2.6%

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(a)	526,168	526,168
Total Cash Equivalents (Cost $526,168)		526,168
Total Investments in Securities (Cost $19,640,278)		19,740,397
Other Assets Less Other Liabilities - 0.9%		176,808
Net Assets - 100%		19,917,205

Net Asset Value Per Share - Investor Class		10.15
Net Asset Value Per Share - Institutional Class		10.15

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.
39 | Q1 2016 ANNUAL REPORT

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments
March 31, 2016

Corporate Bonds – 40.2%
	$ Principal
	Amount	$ Value
ACI Worldwide, Inc. 6.375% 8/15/20(c)	250,000	257,500
American Express Bank FSB 6.0% 9/13/17	8,475,000	9,000,882
American Express Co. 8.125% 5/20/19	1,000,000	1,184,450
American Express Credit Corp.
1.125% 6/05/17	1,500,000	1,498,895
2.25% 8/15/19	11,042,000	11,184,906
American Realty Capital Properties Operating Partnership LP
3.0% 2/06/19	1,870,000	1,846,401
Anheuser-Busch InBev Finance Inc. 1.9% 2/01/19(d)	13,000,000	13,191,061
Antero Resources Corp. 6.0% 12/01/20	2,425,000	2,315,875
Bank of America Corp.
1.7% 8/25/17	5,112,000	5,120,634
5.75% 12/01/17	3,945,000	4,193,709
Berkshire Hathaway Inc.
2.1% 8/14/19	2,750,000	2,804,222
Finance Corp.
0.95% 8/15/16	4,000,000	4,004,304
1.6% 5/15/17	10,000,000	10,085,400
1.45% 3/07/18	900,000	907,970
5.4% 5/15/18	5,000,000	5,452,805
2.0% 8/15/18	2,500,000	2,548,138
1.7% 3/15/19	900,000	912,882
2.9% 10/15/20	3,000,000	3,159,771
4.25% 1/15/21	1,000,000	1,112,684
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	11,004,356
Boston Properties LP 5.875% 10/15/19	21,095,000	23,612,351
Cinemark USA, Inc. 7.375% 6/15/21	4,632,000	4,846,230
Comcast Corp.
4.95% 6/15/16	8,590,000	8,660,953
5.15% 3/01/20	3,000,000	3,377,439
Concho Resources Inc. 7.0% 1/15/21	6,000,000	6,090,000
D.R. Horton, Inc. 6.5% 4/15/16	5,000,000	5,003,125
DCP Midstream Operating LP 2.5% 12/01/17	13,250,000	12,640,778
Diageo Capital plc 4.85% 5/15/18(d)	3,941,000	4,221,453
eBay, Inc. 2.2% 8/01/19	3,000,000	3,018,141
Energy Transfer Partners LP (Regency Energy Partners)
6.5% 7/15/21	19,374,000	19,180,260
Equity Commonwealth
6.25% 6/15/17 (HRPT Properties Trust)	3,500,000	3,591,798
6.65% 1/15/18 (HRPT Properties Trust)	2,990,000	3,143,366
5.875% 9/15/20	8,000,000	8,710,712
Expedia, Inc. 7.456% 8/15/18	10,000,000	11,193,920
Express Scripts Holding Co.
7.25% 6/15/19	5,217,000	6,049,174
2.25% 6/15/19	8,955,000	9,027,070
Flint Hills Resources LLC (PetroLogistics) 6.25% 4/01/20	15,060,000	15,587,100
Flir Systems, Inc. 3.75% 9/01/16	12,848,000	12,965,405
Ford Motor Credit Co. LLC
4.207% 4/15/16	10,000,000	10,008,970
2.145% 1/09/18	2,000,000	1,998,490
2.943% 1/08/19	2,000,000	2,032,196
Goldman Sachs Group, Inc.
6.25% 9/01/17	2,085,000	2,219,943
5.95% 1/18/18	4,000,000	4,291,396
JPMorgan Chase & Co.
1.0082% 11/21/16 (Bear Stearns) Floating Rate	15,000,000	14,995,440
1.35% 2/15/17	14,463,000	14,496,684
6.3% 4/23/19	2,500,000	2,828,565

	$ Principal
	Amount	$ Value
JPMorgan Chase Bank, N.A. 6.0% 7/05/17	5,000,000	5,275,530
Kinder Morgan, Inc. (Hiland Partners) 7.25% 10/01/20(c)	17,499,000	18,177,086
Laboratory Corp. of America Holdings 3.125% 5/15/16	1,250,000	1,253,036
Markel Corp.
7.125% 9/30/19	11,859,000	13,649,081
5.35% 6/01/21	10,000,000	11,183,660
4.9% 7/01/22	3,850,000	4,216,085
McKesson Corp. 1.4% 3/15/18	8,815,000	8,785,294
MetLife Global Funding I
1.3% 4/10/17(c)	1,000,000	1,001,687
1.875% 6/22/18(c)	1,000,000	1,006,971
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,009,471
6.25% 7/15/19	6,181,000	7,005,440
Outerwall, Inc. 6.0% 3/15/19	200,000	171,000
Penske Truck Leasing 3.75% 5/11/17(c)	5,000,000	5,078,555
Range Resources Corp. 5.0% 8/15/22	16,776,000	14,553,180
Republic Services, Inc. (Allied Waste) 3.8% 5/15/18	5,000,000	5,216,275
Rose Rock Midstream, LP (Finance Corp.)
5.625% 7/15/22	5,624,000	3,768,080
Safeway, Inc. 3.4% 12/01/16	1,752,000	1,756,380
SemGroup Holdings LP 7.5% 6/15/21	1,000,000	807,500
Superior Energy Services, Inc. (SESI, LLC) 6.375% 5/01/19	5,000,000	4,075,000
U.S. Bancorp 2.2% 11/15/16	4,250,000	4,286,295
Verizon Communications, Inc.
2.5% 9/15/16	7,705,000	7,765,199
1.35% 6/09/17	1,000,000	1,003,161
3.65% 9/14/18	2,000,000	2,105,364
Vornado Realty LP 2.5% 6/30/19	13,390,000	13,511,072
Washington Post Co. 7.25% 2/01/19	8,500,000	9,180,000
Wells Fargo & Co.
1.15% 6/02/17	1,500,000	1,501,881
0.90385% 6/15/17 (Wachovia Bank) Floating Rate	5,000,000	4,981,745
1.4% 9/08/17	7,144,000	7,158,231
4.6% 4/01/21	5,745,000	6,378,501
Williams Partners LP (Access Midstream Partners)
6.125% 7/15/22	13,313,000	12,377,735
Willis North America, Inc. 6.2% 3/28/17	14,477,000	15,096,717
WM Wrigley Jr. Co. 1.4% 10/21/16(c)	500,000	501,114
Total Corporate Bonds (Cost $499,938,894)		505,414,130

Corporate Convertible Bonds – 3.5%

Redwood Trust, Inc.
4.625% 4/15/18	32,350,000	30,449,437
5.625% 11/15/19	14,850,000	13,504,219
Total Corporate Convertible Bonds (Cost $47,139,569)		43,953,656

Asset-Backed Securities – 4.7%(b)

AmeriCredit Automobile Receivables Trust (AMCAR)
2013-5 CL D — 2.86% 2019 (1.8 years)	4,055,000	4,086,476
Cabela's Master Credit Card Trust (CABMT)
2011-2A CL A2 — 1.0362% 2019 Floating Rate
(0.2 years)(c)	4,500,000	4,502,047
2012-2A CL A2 — 0.9162% 2020 Floating Rate
(1.2 years)(c)	6,000,000	5,992,238
The accompanying notes form an integral part of these financial statements.
40 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
CPS Auto Receivables Trust (CPS)
2013-A CL A — 1.31% 2020 (1.0 years)(c)	1,217,749	1,204,479
Credit Acceptance Auto Loan Trust (CAALT)
2013-2A CL A — 1.5% 2021 (0.2 years)(c)	5,383,465	5,380,665
2014-1A CL A — 1.55% 2021 (0.5 years)(c)	2,075,000	2,070,524
2013-2A CL B — 2.26% 2021 (0.7 years)(c)	9,100,000	9,085,248
DT Auto Owner Trust (DTAOT)
2016-1A CL A — 2.0% 2019 (0.9 years)(c)	5,822,865	5,836,750
First Investors Auto Owner Trust (FIAOT)
2016-1A CL A1 — 1.92% 2020 (0.9 years)(c)	5,521,308	5,530,455
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (0.3 years)(c)	825,508	825,483
2014-2 CL A — 1.43% 2019 (0.7 years)(c)	2,663,713	2,653,334
Prestige Auto Receivables Trust (PART)
2014-1A CL A2 — 0.97% 2018 (0.1 years)(c)	449,594	449,346
2016-1A CL A2 — 1.78% 2019 (0.9 years)(c)	7,500,000	7,511,020
Santander Drive Auto Receivables Trust (SDART)
2012-4 CL C — 2.94% 2017 (0.2 years)	2,118,363	2,123,591
2014-1 CL D — 2.91% 2020 (1.7 years)	2,345,000	2,346,912
Total Asset-Backed Securities (Cost $59,611,083)		59,598,568

Commercial Mortgage-Backed Securities – 2.8%(b)

NLY Commercial Mortgage Trust (NLY)
2014-FL1 CL B — 2.1862% 2030 Floating Rate
(0.4 years)(c)	6,425,668	6,406,053
Oaktree Real Estate Investments/Sabal (ORES)
2013-LV2 CL A — 3.081% 2025 (0.1 years)(c)	251,296	250,040
2014-LV3 CL A — 3.0% 2024 (0.4 years)(c)	7,605,399	7,557,451
Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (0.4 years)(c)	4,316,847	4,343,259
Rialto Real Estate Fund II, LP (RIAL)
2015-LT7 CL A — 3.0% 2032 (0.3 years)(c)	7,779,086	7,779,086
2014-LT6 CL A — 2.75% 2024 (0.4 years)(c)	4,545,343	4,534,759
TPG Opportunities Partners LP (TOPRE)
2013-LTR1 CL B — 4.25% 2028 (0.1 years)(c)	328,102	328,025
Varde / First City (VFCP)
2015-3 CL A — 2.75% 2031 (0.1 years)(c)	427,233	427,051
2014-2 CL A — 2.75% 2030 (0.1 years)(c)	402,008	401,456
2014-2 CL B — 5.5% 2030 (0.7 years)(c)	3,000,000	2,990,006
Total Commercial Mortgage-Backed Securities (Cost $35,073,935)		35,017,186

Mortgage-Backed Securities – 23.8%(b)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3815 CL AD — 4.0% 2025 (1.1 years)	497,599	512,090
3844 CL AG — 4.0% 2025 (1.3 years)	1,655,636	1,706,688
2952 CL PA — 5.0% 2035 (2.7 years)	944,975	1,021,845
4281 CL AG — 2.5% 2028 (2.8 years)	2,636,602	2,696,969
3649 CL BW — 4.0% 2025 (2.9 years)	3,441,227	3,636,372
3620 CL PA — 4.5% 2039 (3.2 years)	2,274,186	2,456,384
3842 CL PH — 4.0% 2041 (3.7 years)	2,188,012	2,363,301
3003 CL LD — 5.0% 2034 (3.8 years)	2,185,753	2,444,390
4107 CL LA — 2.5% 2031 (8.0 years)	6,957,706	6,906,172
4107 CL LW — 1.75% 2027 (9.7 years)	3,920,587	3,726,699
		27,470,910

	$ Principal
	Amount	$ Value
Pass-Through Securities
EO1386 — 5.0% 2018 (0.9 years)	19,758	20,412
G18190 — 5.5% 2022 (2.2 years)	44,504	48,753
G13300 — 4.5% 2023 (2.4 years)	249,180	267,630
G18296 — 4.5% 2024 (2.5 years)	612,476	657,340
G18306 — 4.5% 2024 (2.6 years)	1,302,057	1,391,342
G13517 — 4.0% 2024 (2.7 years)	886,866	936,951
G18308 — 4.0% 2024 (2.7 years)	1,328,718	1,405,774
J13949 — 3.5% 2025 (3.1 years)	6,554,887	7,008,526
E02804 — 3.0% 2025 (3.2 years)	4,141,282	4,346,974
J14649 — 3.5% 2026 (3.2 years)	4,859,767	5,140,969
E02948 — 3.5% 2026 (3.3 years)	12,164,728	12,914,410
J16663 — 3.5% 2026 (3.3 years)	10,025,679	10,586,067
E03033 — 3.0% 2027 (3.4 years)	6,217,825	6,525,911
E03048 — 3.0% 2027 (3.5 years)	11,247,789	11,806,333
G01818 — 5.0% 2035 (3.8 years)	2,717,886	3,012,260
		66,069,652

Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 3.833% 2023 Floating Rate
(1.6 years)	2,997,210	3,066,863

Interest Only Securities
3974 CL AI — 3.0% 2021 (1.3 years)	5,904,772	221,111
		96,828,536
Federal National Mortgage Association

Collateralized Mortgage Obligations
2009-44 CL A — 4.5% 2023 (0.3 years)	51,909	52,194
2003-86 CL KT — 4.5% 2018 (0.6 years)	51,193	52,089
2003-9 CL DB — 5.0% 2018 (0.8 years)	96,925	99,432
2011-19 CL KA — 4.0% 2025 (1.0 years)	1,455,400	1,488,161
2010-145 CL PA — 4.0% 2024 (2.1 years)	1,235,785	1,293,428
2010-54 CL WA — 3.75% 2025 (2.5 years)	1,706,308	1,792,115
		4,777,419

Pass-Through Securities
256982 — 6.0% 2017 (0.7 years)	48,079	49,210
251787 — 6.5% 2018 (1.0 years)	2,964	3,391
357414 — 4.0% 2018 (1.0 years)	224,134	233,469
254907 — 5.0% 2018 (1.0 years)	82,293	85,260
MA0464 — 3.5% 2020 (1.6 years)	2,850,820	3,012,152
357985 — 4.5% 2020 (1.7 years)	110,762	116,118
888595 — 5.0% 2022 (1.9 years)	237,326	253,910
888439 — 5.5% 2022 (2.0 years)	216,228	233,839
AD0629 — 5.0% 2024 (2.1 years)	826,513	888,303
995960 — 5.0% 2023 (2.2 years)	702,494	755,648
AL0471 — 5.5% 2025 (2.2 years)	3,742,565	4,053,769
995693 — 4.5% 2024 (2.4 years)	1,301,517	1,381,936
AE0031 — 5.0% 2025 (2.4 years)	1,237,726	1,331,123
AR8198 — 2.5% 2023 (2.5 years)	8,249,894	8,497,040
995692 — 4.5% 2024 (2.5 years)	1,069,304	1,134,053
995755 — 4.5% 2024 (2.6 years)	1,569,138	1,688,343
930667 — 4.5% 2024 (2.6 years)	1,037,721	1,121,842
MA1502 — 2.5% 2023 (2.6 years)	6,967,778	7,177,115
890112 — 4.0% 2024 (2.7 years)	871,248	927,448
MA0043 — 4.0% 2024 (2.7 years)	716,573	763,016
AA4315 — 4.0% 2024 (2.7 years)	1,770,435	1,884,576
AA5510 — 4.0% 2024 (2.7 years)	382,216	406,278
931739 — 4.0% 2024 (2.8 years)	432,031	460,228
AD7073 — 4.0% 2025 (3.0 years)	1,451,593	1,548,619
310139 — 3.5% 2025 (3.1 years)	8,492,589	8,981,956
AH3429 — 3.5% 2026 (3.1 years)	21,639,671	23,004,820
AB1769 — 3.0% 2025 (3.2 years)	3,861,588	4,051,024
AB2251 — 3.0% 2026 (3.2 years)	4,454,129	4,676,494
The accompanying notes form an integral part of these financial statements.
41 | Q1 2016 ANNUAL REPORT

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
AB3902 — 3.0% 2026 (3.6 years)	2,992,588	3,134,733
AK3264 — 3.0% 2027 (3.6 years)	7,437,277	7,790,192
AB4482 — 3.0% 2027 (3.6 years)	6,936,322	7,265,078
555531 — 5.5% 2033 (3.7 years)	4,988,740	5,648,601
725232 — 5.0% 2034 (3.8 years)	439,047	488,251
995112 — 5.5% 2036 (3.9 years)	2,183,051	2,473,443
AL1366 — 2.5% 2027 (4.0 years)	5,155,161	5,318,828
MA0587 — 4.0% 2030 (4.2 years)	7,356,969	7,928,842
		118,768,948
		123,546,367
Government National Mortgage Association

Interest Only Securities
2009-31 CL PI — 4.5% 2037 (0.6 years)	1,192,834	18,665
2012-61 CL BI — 4.5% 2038 (1.4 years)	583,558	34,031
2010-66 CL IO — 0.01538% 2052 Floating Rate
(5.0 years)	18,746,230	225,617
		278,313

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.5 years)	13,624,331	14,313,170
		14,591,483
Non-Government Agency

Collateralized Mortgage Obligations
Bayview Opportunity Master Fund IIa Trust (BOMFT)
2014-18NPL CL A — 3.2282% 2034 (1.2 years)(c)	4,897,458	4,902,665
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
2014-A CL A — 4.0% 2035 (2.3 years)(c)	3,119,217	3,213,878
J.P. Morgan Mortgage Trust (JPMMT)
2014-2 CL 2A2 — 3.5% 2029 (3.4 years)(c)	6,173,533	6,391,801
2014-5 CL A1 — 3.0% 2029 (4.6 years)(c)	11,583,106	11,957,971
Oak Hill Advisors Residential Loan Trust (OHART)
2015-NPL1 CL A1 — 3.4749% 2055 (0.7 years)(c)	6,557,919	6,535,402
2014-NPL2 CL A1 — 3.3517% 2054 (1.0 years)(c)	4,238,941	4,213,795
2015-NPL2 CL A1 — 3.7214% 2055 (1.2 years)(c)	5,284,014	5,263,124
Selene Non-Performing Loans LLC (SNPL)
2014-1A CL A — 2.9814% 2054 (0.8 years)(c)	881,212	875,440
Sequoia Mortgage Trust (SEMT)
2012-2 CL A2 — 3.5% 2042 (0.3 years)	803,343	807,174
2012-4 CL A1 — 3.5% 2042 (2.6 years)	5,243,617	5,381,290
2013-4 CL A3 — 1.55% 2043 (4.5 years)	10,702,545	10,419,764
2012-1 CL 1A1 — 2.865% 2042 (5.0 years)	2,996,239	2,990,736
Stanwich Mortgage Loan Co. (STWH)
2013-NPL2 CL A — 3.2282% 2059 (0.1 years)(c)	411,668	408,951
Sunset Mortgage Loan Co. (SMLC)
2014-NPL2 CL A — 3.721% 2044 (0.7 years)(c)	925,625	920,534
Washington Mutual, Inc. (WAMU)
2003-S7 CL A1 — 4.5% 2018 (0.1 years)	36,166	36,493
		64,319,018
Total Mortgage-Backed Securities (Cost $293,576,693)		299,285,404

Taxable Municipal Bonds – 0.5%

Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,477,418
Kansas Development Finance Authority Revenue,
Series 2015H
2.258% 4/15/19	1,000,000	1,013,900
2.608% 4/15/20	500,000	511,630
2.927% 4/15/21	750,000	769,185

	$ Principal
	Amount
	or Shares	$ Value
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	847,135
4.788% 6/01/18	1,000,000	1,071,790
Total Taxable Municipal Bonds (Cost $5,400,000)		5,691,058

U.S. Treasury Notes – 18.9%

U.S. Treasury Notes
0.5% 9/30/16	40,000,000	40,020,320
0.875% 11/30/16	20,000,000	20,050,000
0.875% 1/31/17	25,000,000	25,060,050
0.75% 6/30/17	20,000,000	20,021,480
1.0% 12/15/17	25,000,000	25,115,725
0.875% 1/31/18	20,000,000	20,054,300
1.375% 6/30/18	25,000,000	25,335,950
1.25% 1/31/19	15,000,000	15,169,335
1.625% 6/30/19	10,000,000	10,224,610
2.125% 8/31/20	15,000,000	15,618,165
2.0% 11/30/20	20,000,000	20,721,480
Total U.S. Treasury Notes (Cost $234,508,673)		237,391,415

Common Stocks – 2.3%

Equity Commonwealth*	250,000	7,055,000
National CineMedia, Inc.	344,872	5,245,503
Redwood Trust, Inc.	1,255,000	16,415,400
Total Common Stocks (Cost $26,659,764)		28,715,903

Cash Equivalents – 2.9%

Wells Fargo Advantage Government Money
Market Fund - Select Class 0.24%(a)	36,295,672	36,295,672
Total Cash Equivalents (Cost $36,295,672)		36,295,672
Total Investments in Securities (Cost $1,238,204,283)		1,251,362,992
Other Assets Less Other Liabilities — 0.4%		4,638,568
Net Assets - 100%		1,256,001,560

Net Asset Value Per Share - Investor Class		12.28
Net Asset Value Per Share - Institutional Class		12.30

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
42 | Q1 2016 ANNUAL REPORT

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43 | Q1 2016 ANNUAL REPORT

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
March 31, 2016

Municipal Bonds – 96.5%
	% of Net	$ Principal
	Assets	Amount	$ Value
Arizona	1.5
Maricopa County, General Obligation, Peoria Unified
School District No. 11, Series 2006, 5.0%, 7/01/24,
Pre-Refunded 7/01/16 @ 100		950,000	960,802

Florida	4.9
Greater Orlando, Aviation Authority, Revenue,
Series 2009A, AMT, 6.0%, 10/01/16		1,000,000	1,027,170
Miami, Dade County, Aviation Revenue,
Series 2010A, 4.25%, 10/01/18		1,000,000	1,080,300
Orlando Utilities Commission, Utility System Revenue,
Refunding, Series 2006, 5.0%, 10/01/17		1,000,000	1,023,640
			3,131,110

Illinois	0.6
Cook, Kane, Lake and McHenry Counties and State of Illinois,
General Obligation, Community College District No. 512,
Series 2009A, 5.0%, 12/01/23		100,000	110,210
Illinois Finance Authority, Revenue, Northwestern Memorial
Hospital, Series 2009A, 5.0%, 8/15/17		245,000	258,980
			369,190

Iowa	1.3
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011, 4.0%, 7/01/20,
Pre-Refunded 7/01/17 @ 100		600,000	624,672
Iowa Finance Authority, Hospital Revenue, Bond Anticipation
Notes, Shenandoah Medical Center Project, Series 2015,
1.75%, 6/01/18		250,000	250,290
			874,962

Nebraska	86.1
Adams County, Hospital Authority #1, Revenue, Mary
Lanning Memorial Hospital Project, Radian Insured,
Escrowed to Maturity
4.25%, 12/15/16		250,000	256,467
4.4%, 12/15/17		250,000	265,420
Buffalo County, General Obligation, Kearney Public Schools
District 0007, Series 2016
2.0%, 12/15/18		305,000	313,262
3.0%, 12/15/24		250,000	271,350
Cornhusker Public Power District, Electric System Revenue,
Refunding, Series 2014, 2.25%, 7/01/22		260,000	267,631
Douglas County, Educational Facility Revenue, Refunding,
Creighton University Project, Series 2010A
5.0%, 7/01/16		430,000	434,145
5.6%, 7/01/25		400,000	459,968
Douglas County, General Obligation, Refunding,
Series 2011B, 3.0%, 12/15/19		1,155,000	1,169,091
Douglas County, General Obligation, Westside Community
School District 0066, Series 2015, 2.5%, 12/01/22		250,000	263,630
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured,
5.125%, 9/01/17		110,000	110,167
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008, 4.75%, 9/01/28		500,000	537,060
Refunding, Children's Hospital Obligated Group, Series 2008B
5.25%, 8/15/20		1,000,000	1,055,300
5.5%, 8/15/21		815,000	864,707
5.5%, 8/15/21, Pre-Refunded 8/15/17 @ 100(c)		615,000	655,264
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
Series 2008, 5.5%, 11/01/18, Escrowed to Maturity(b)		275,000	296,860
Series 2015
4.0%, 11/01/19		110,000	119,276
5.0%, 11/01/20		100,000	114,173
5.0%, 11/01/21		100,000	115,675
5.0%, 11/01/22		250,000	293,905
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21		370,000	400,103
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16		320,000	322,394
2.0%, 10/15/17		430,000	437,779

	$ Principal
	Amount	$ Value
Imperial, General Obligation, Bond Anticipation Notes,
Series 2016, 0.9%, 12/15/17	250,000	249,707
Lancaster County, Hospital Authority #1, Revenue,
Refunding, Bryan LGH Medical Center Project
Series 2006
4.0%, 6/01/19	300,000	301,284
4.25%, 6/01/22	235,000	235,862
Series 2008A
5.0%, 6/01/16	500,000	503,185
5.0%, 6/01/17	500,000	519,690
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue,
Refunding, Series 2015, 3.0%, 12/01/19	750,000	804,097
Series 2016, 3.0%, 12/01/25	500,000	550,905
Lincoln, Airport Authority, Revenue,
Tax-Exempt 2014 Series C
2.0%, 7/01/17	185,000	188,010
2.0%, 7/01/18	185,000	189,730
2.0%, 7/01/19	190,000	196,059
2.0%, 7/01/21	195,000	199,967
Lincoln, Certificates of Participation, Series 2010A,
2.4%, 3/15/17	395,000	395,585
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	665,285
2.5%, 4/01/21	925,000	965,200
Lincoln, Electric System Revenue, Refunding
Series 2007B, 5.0%, 9/01/18	1,000,000	1,019,730
Series 2012, 5.0%, 9/01/21	1,000,000	1,194,050
Lincoln, General Obligation, Highway Allocation Fund,
4.0%, 5/15/23	1,000,000	1,021,970
Lincoln, Parking Revenue, Refunding, Series 2011,
3.25%, 8/15/18	440,000	464,002
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012,
1.5%, 6/15/17	440,000	444,184
Lincoln, General Obligation, West Haymarket Joint Public
Agency, Series 2011, 5.0%, 12/15/26	300,000	360,876
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding
2009 Series A, BHAC Insured, 5.0%, 4/01/20	500,000	555,120
2012 Series A, 5.0%, 4/01/18	100,000	108,057
2013 Series A, 4.0%, 4/01/17	250,000	258,285
Nebraska, Certificates of Participation,
Series 2015C
1.15%, 9/15/18	460,000	462,208
1.45%, 9/15/19	360,000	362,873
1.7%, 9/15/20	200,000	202,024
Series 2016A, 2.0%, 2/15/19	750,000	772,043
Nebraska Cooperative Republican Platte Enhancement Project,
River Flow Enhancement Revenue, Refunding, Series 2015,
3.0%, 12/15/17	440,000	454,758
Nebraska Investment Financial Authority, Revenue, Drinking
Water State Revolving Fund, Series 2010A, 4.0%, 7/01/25,
Pre-Refunded 7/01/17 @ 100	750,000	780,937
Nebraska Investment Financial Authority, Homeownership
Revenue, 2011 Series A, 2.4%, 9/01/17	340,000	346,807
Nebraska Public Power District, Revenue
2007 Series B, 5.0%
1/01/20	300,000	316,218
1/01/20, Pre-Refunded 7/01/17 @ 100	95,000	100,123
1/01/21	1,340,000	1,411,918
1/01/21, Pre-Refunded 7/01/17 @ 100	410,000	432,111
2008 Series B, 5.0%,
1/01/19, Pre-Refunded 1/01/18 @ 100	250,000	268,252
2010 Series C, 4.25%, 1/01/17	500,000	513,940
2012 Series A
4.0%, 1/01/21	500,000	561,980
5.0%, 1/01/21	500,000	585,190
2012 Series B, 3.0%, 1/01/24	1,000,000	1,075,930
2012 Series C, 5.0%
1/01/19, Pre-Refunded 1/01/18 @ 100	500,000	536,505
1/01/25, Pre-Refunded 1/01/18 @ 100	750,000	804,758
2015 Series A-2, 5.0%, 1/01/24	250,000	298,635
The accompanying notes form an integral part of these financial statements.
44 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
Nebraska State Colleges, Student Fees and Facilities Revenue,
Refunding, Wayne State College Project, Series 2016B,
1.0%, 7/01/18	145,000	144,742
Wayne State College Project, Series 2016,
2.0%, 7/01/17	115,000	116,582
3.0%, 7/01/18	200,000	208,556
3.0%, 7/01/19	120,000	126,666
Nebraska State Colleges Facility Corp., Deferred
Maintenance Revenue, MBIA Insured
5.0%, 7/15/16	200,000	202,488
4.0%, 7/15/17	200,000	201,786
North Platte, Sewer System Revenue, Refunding, Series 2015,
3.0%, 6/15/24	250,000	260,583
Omaha Convention Hotel Corp., Revenue, Refunding, Convention
Center Hotel, First Tier, Series 2007, AMBAC
Insured, 5.0%, 2/01/20	600,000	619,698
Omaha-Douglas County, General Obligation, Public Building
Commission, Series 2014, 5.0%, 5/01/26	725,000	872,784
Omaha, General Obligation, Refunding, Series 2008
5.0%, 6/01/20	350,000	381,882
5.25%, 10/15/19, Pre-Refunded 10/15/18 @ 100	250,000	277,673
Omaha, Public Facilities Corp., Lease Revenue
Omaha Baseball Stadium Project
Series 2009
4.125%, 6/01/25	250,000	266,418
5.0%, 6/01/23	770,000	863,008
Series 2010, 4.125%, 6/01/29	650,000	693,966
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17, Pre-Refunded 10/15/16 @ 100	235,000	239,308
3.95%, 10/15/18, Pre-Refunded 10/15/16 @ 100	240,000	244,464
Omaha Public Power District
Electric System Revenue
2007 Series A, 4.1%, 2/01/19,
Pre-Refunded 2/01/17 @ 100	1,000,000	1,029,260
2012 Series A, 5.0%, 2/01/24	2,000,000	2,410,920
2015 Series B, 5.0%, 2/01/18	1,500,000	1,616,265
Separate Electric System Revenue
2015 Series A, 5.0%, 2/01/19	500,000	556,520
Omaha, Sanitary Sewerage System Revenue, Series 2014
5.0%, 11/15/17	500,000	534,240
5.0%, 11/15/22	200,000	244,534
Papillion-La Vista, General Obligation,
Refunding, Sarpy County School District #27,
Series 2009A, 3.15%, 12/01/17,
Pre-Refunded 6/01/16 @100	930,000	934,278
Series 2016A, 2.0%, 12/01/16	750,000	757,568
Sarpy County School District #27, Series 2009,
5.0%, 12/01/28	500,000	548,140
Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality Enhancement
Series 2013
3.0%, 12/15/16	400,000	406,632
3.0%, 12/15/17	385,000	398,775
3.0%, 12/15/18	500,000	519,045
Series 2013B, 5.0%, 12/15/19	400,000	435,956
Series 2015
2.0%, 12/15/20	100,000	102,287
2.25%, 12/15/21	100,000	102,028
4.0%, 12/15/24	100,000	108,887
4.0%, 12/15/25	100,000	108,374
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2
2007 Series A, Pre-Refunded 1/01/17 @ 100
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,301,706
AMBAC Insured, 5.0%, 1/01/18	750,000	774,825
AMBAC Insured, 5.0%, 1/01/26	800,000	826,480
2015 Series A, 5.0%, 1/01/18	250,000	267,755

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18		155,000	160,481
2.6%, 12/15/19		135,000	142,102
University of Nebraska, Facilities Corp.
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18		830,000	841,346
Lease Rental Revenue, NCTA Education Center/Student
Housing Project, Series 2011, 3.75% 6/15/19		285,000	309,131
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, Series 2015A
2.0%, 7/01/18		400,000	410,408
2.0%, 7/01/19		600,000	619,134
Omaha Health & Recreation Project
4.05%, 5/15/19		390,000	415,022
5.0%, 5/15/33		700,000	752,164
Omaha Student Facilities Project, Series 2007
5.0%, 5/15/27, Pre-Refunded 5/15/17 @ 100		800,000	838,896
Refunding, Lincoln Parking Project, Series 2013
2.0%, 6/01/16		310,000	310,843
			55,206,283
Texas	2.1
Harris County, Tax and Subordinate Lien Revenue,
Refunding, Series 2009C, 5.0%, 8/15/23		110,000	124,759
San Antonio, General Obligation, Refunding, Series 2010,
5.0%, 2/01/19		1,195,000	1,199,756
			1,324,515
Total Municipal Bonds (Cost $60,171,947)			61,866,862

Cash Equivalents – 3.8%

Wells Fargo Advantage Tax-Free Money Market
Fund - Institutional Class 0.15%(a)		2,463,383	2,463,383
Total Cash Equivalents (Cost $2,463,383)			2,463,383
Total Investments in Securities (Cost $62,635,330)			64,330,245
Other Liabilities in Excess of Other Assets - (0.3%)			(196,506)
Net Assets - 100%			64,133,739

Net Asset Value Per Share			10.12

(a)	Rate presented represents the annualized 7-day yield at March 31, 2016.
(b)	Annual sinking fund.
(c)	Security designated to cover an unsettled bond purchase.
The accompanying notes form an integral part of these financial statements.
45 | Q1 2016 ANNUAL REPORT

GOVERNMENT MONEY MARKET FUND
Schedule of Investments
March 31, 2016

U.S. Treasury – 95.5%†	$ Principal
	Amount
	or Shares	$ Value
U.S. Treasury Bills
0.23% 4/14/16	10,000,000	9,999,200
0.21% 4/21/16	20,000,000	19,997,761
0.31% 4/28/16	20,000,000	19,995,485
0.30% 5/19/16	15,000,000	14,994,120
0.32% 6/09/16	13,000,000	12,992,238
0.32% 6/23/16	14,000,000	13,989,962
0.45% 9/22/16	10,000,000	9,978,588
Total U.S. Treasury		101,947,354

Money Market Funds – 4.5%
Wells Fargo Advantage Money Market Funds
Government - Select Class 0.24%(a)	4,722,005	4,722,005
100% Treasury - Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		4,774,561
Total Investments in Securities (Cost $106,721,915)		106,721,915
Other Liabilities in Excess of Other Assets - 0.0%		(33,233)
Net Assets - 100%		106,688,682
Net Asset Value Per Share		1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2016.
The accompanying notes form an integral part of these financial statements.
46 | Q1 2016 ANNUAL REPORT

WEITZINVESTMENTS.COM
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47 | Q1 2016 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2016

								Short-	Nebraska	Government
(In U.S. dollars,		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
except share data)	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income	Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	930,909,139	827,514,881	691,000,214	22,562,931	298,552,902	111,385,876	19,740,397	1,251,362,992	64,330,245	106,721,915
Controlled affiliates(a)	—	—	7,945,000	—	—	—	—	—	—	—
	930,909,139	827,514,881	698,945,214	22,562,931	298,552,902	111,385,876	19,740,397	1,251,362,992	64,330,245	106,721,915
Accrued interest and dividends receivable	779,454	330,049	79,768	10,452	55,475	218,640	170,452	8,176,231	646,182	829
Due from broker	—	—	229,714,936	—	—	—	—	—	—	—
Receivable for securities sold	—	2,363,305	2,116,182	737,289	—	—	73,466	—	—	—
Receivable for fund shares sold	24,522	62,190	261,379	—	10,843	—	44,955	1,111,020	—	—
Total assets	931,713,115	830,270,425	931,117,479	23,310,672	298,619,220	111,604,516	20,029,270	1,260,650,243	64,976,427	106,722,744
Liabilities:
Dividends payable on securities sold short	—	—	887,121	—	—	—	—	—	—	—
Due to adviser	952,331	825,995	771,369	17,550	355,384	111,857	11,658	772,053	49,539	11,825
Options written, at value(b)	—	—	341,250	—	—	—	—	—	—	—
Payable for securities purchased	—	—	—	—	—	—	—	2,226,443	581,149	—
Payable for fund shares redeemed	364,367	801,088	342,458	—	94,109	5,049	100,407	1,650,187	212,000	20,625
Securities sold short(c)	—	—	—	216,290,600	—	—	—	—	—	—
Other	—	—	—	4,158	—	—	—	—	—	1,612
Total liabilities	1,316,698	1,627,083	218,636,956	17,550	449,493	116,906	112,065	4,648,683	842,688	34,062
Net assets	930,396,417	828,643,342	712,480,523	23,293,122	298,169,727	111,487,610	19,917,205	1,256,001,560	64,133,739	106,688,682
Composition of net assets:
Paid-in capital	724,795,362	684,344,096	524,039,193	23,740,305	232,800,637	98,347,859	19,831,404	1,242,557,369	62,485,103	106,688,698
Accumulated undistributed net investment income (loss)	(874,185)	(498,954)	(1,151,588)	—	(63,796)	141,277	1,265	6,108	1,943	—
Accumulated net realized gain (loss)	(84,312)	(2,440,515)	9,293,534	(402,663)	(320,469)	821,913	(15,583)	279,374	(48,222)	(16)
Net unrealized appreciation (depreciation) of investments	206,559,552	147,238,715	180,299,384	(44,520)	65,753,355	12,176,561	100,119	13,158,709	1,694,915	—
Net assets	930,396,417	828,643,342	712,480,523	23,293,122	298,169,727	111,487,610	19,917,205	1,256,001,560	64,133,739	106,688,682
Net assets(d):
Investor Class	738,086,127	531,353,418	35,461,187	23,293,122	298,169,727	111,487,610	4,808,926	100,947,704	64,133,739	106,688,682
Institutional Class	192,310,290	297,289,924	677,019,336				15,108,279	1,155,053,856
Shares outstanding(d) (e):
Investor Class	19,205,565	19,213,251	2,583,619	2,378,072	6,264,939	8,421,534	473,671	8,218,380	6,339,520	106,688,698
Institutional Class	4,987,014	10,712,666	48,511,365				1,488,105	93,874,608
Net asset value, offering and
redemption price(d):
Investor Class	38.43	27.66	13.73	9.79	47.59	13.24	10.15	12.28	10.12	1.00
Institutional Class	38.56	27.75	13.96				10.15	12.30

(a) Cost of investments in securities:
Unaffiliated issuers	724,349,587	680,276,166	515,602,161	22,607,451	232,799,547	99,209,315	19,640,278	1,238,204,283	62,635,330	106,721,915
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—	—
	724,349,587	680,276,166	518,501,540	22,607,451	232,799,547	99,209,315	19,640,278	1,238,204,283	62,635,330	106,721,915
(b) Premiums from options written	—	—	464,365	—	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	216,023,195	—	—	—	—	—	—	—
(d) Funds with a single share class are shown with the Investor Class
(e) Indefinite number of no par value shares authorized
The accompanying notes form an integral part of these financial statements.
48 | Q1 2016 ANNUAL REPORT

STATEMENTS OF OPERATIONS
Year ended March 31, 2016

								Short-	Nebraska	Government
		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
(In U.S. dollars)	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income	Market
Investment income:
Dividends:
Unaffiliated issuers(a)	5,914,150	6,862,073	5,366,932	119,366	2,605,940	738,348	21,948	997,152	—	—
Controlled affiliates	—	—	794,500	—	—	—	—	—	—	—
	5,914,150	6,862,073	6,161,432	119,366	2,605,940	738,348	21,948	997,152	—	—
Interest	183,745	143,454	40,058	2,882	58,263	647,411	559,743	33,905,506	1,738,754	84,246
Total investment income	6,097,895	7,005,527	6,201,490	122,248	2,664,203	1,385,759	581,691	34,902,658	1,738,754	84,246
Expenses:
Investment advisory fees	9,234,810	8,537,897	8,881,278	237,332	3,618,999	905,117	76,402	5,333,128	268,197	423,076
Administrative fees and expenses	737,189	697,537	631,495	69,950	572,919	232,447	86,286	939,171	177,002	193,551
Shareholder servicing fees:
Investor Class	1,684,267	1,533,272	158,227	—	—	—	10,000	305,872	—	—
Institutional Class	38,594	76,061	455,390	—	—	—	12,028	1,280,402	—	—
Custodian fees	19,011	18,676	20,302	3,389	12,185	4,527	2,050	22,530	2,670	3,554
Dividends on securities sold short	—	—	4,535,304	—	—	—	—	—	—	—
Interest	—	—	2,407,619	—	—	—	—	—	—	—
Professional fees	97,452	92,339	89,120	21,408	46,468	27,790	20,151	117,992	24,347	36,879
Registration fees	50,553	60,613	54,803	16,899	26,477	19,760	49,405	66,806	6,132	23,924
Sub-transfer agent fees	225,438	157,705	124,080	24,200	98,242	34,670	41,234	130,225	24,786	33,719
Trustees fees	99,663	92,846	88,092	2,267	35,858	10,792	1,757	127,165	6,411	9,971
Other	170,828	133,357	116,029	7,866	74,495	17,896	7,350	200,965	11,060	17,294
	12,357,805	11,400,303	17,561,739	383,311	4,485,643	1,252,999	306,663	8,524,256	520,605	741,968
Less expenses waived/reimbursed by investment adviser	(591,142)	(764,115)	—	(169,712)	—	—	(173,443)	(59,154)	—	(691,766)
Net expenses	11,766,663	10,636,188	17,561,739	213,599	4,485,643	1,252,999	133,220	8,465,102	520,605	50,202
Net investment income (loss)	(5,668,768)	(3,630,661)	(11,360,249)	(91,351)	(1,821,440)	132,760	448,471	26,437,556	1,218,149	34,044
Realized and unrealized gain(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	45,923,282	65,111,036	65,651,559	572,511	14,571,440	2,532,944	13,160	2,192,903	(47,460)	2,803
Options written	—	—	1,887,023	—	—	—	—	—	—	—
Securities sold short	—	—	(29,180,835)	—	—	—	—	—	—	—
Net realized gain (loss)	45,923,282	65,111,036	38,357,747	572,511	14,571,440	2,532,944	13,160	2,192,903	(47,460)	2,803
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(127,672,982)	(175,242,703)	(163,162,103)	(2,749,979)	(54,136,676)	(3,651,050)	(75,908)	(18,344,976)	(413,154)	—
Controlled affiliates	—	—	1,407,400	—	—	—	—	—	—	—
Options written	—	—	123,115	—	—	—	—	—	—	—
Securities sold short	—	—	36,343,391	—	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	(127,672,982)	(175,242,703)	(125,288,197)	(2,749,979)	(54,136,676)	(3,651,050)	(75,908)	(18,344,976)	(413,154)	—
Net realized and unrealized gain (loss) on investments	(81,749,700)	(110,131,667)	(86,930,450)	(2,177,468)	(39,565,236)	(1,118,106)	(62,748)	(16,152,073)	(460,614)	2,803
Net increase (decrease) in net assets resulting from operations	(87,418,468)	(113,762,328)	(98,290,699)	(2,268,819)	(41,386,676)	(985,346)	385,723	10,285,483	757,535	36,847

(a) Foreign taxes withheld	—	—	44,250	5,213	22,575	11,616	—	—	—	—
The accompanying notes form an integral part of these financial statements.
49 | Q1 2016 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Research
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
(In U.S. dollars)	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(5,668,768)	(6,532,615)	(3,630,661)	(4,621,925)	(11,360,249)	(11,828,075)	(91,351)	(50,541)
Net realized gain (loss)	45,923,282	121,444,451	65,111,036	76,976,576	38,357,747	93,536,807	572,511	4,035,656
Net unrealized appreciation (depreciation)	(127,672,982)	(4,923,228)	(175,242,703)	20,599,143	(125,288,197)	(1,535)	(2,749,979)	(1,085,618)
Net increase (decrease) in net assets resulting from operations	(87,418,468)	109,988,608	(113,762,328)	92,953,794	(98,290,699)	81,707,197	(2,268,819)	2,899,497
Distributions to shareholders from:
Net investment income(b):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized gains(b):
Investor Class	(96,114,658)	(84,283,717)	(76,768,038)	(26,815,484)	(6,965,155)	(2,165,747)	(3,079,814)	(3,850,663)
Institutional Class	(22,272,270)	(8,233,675)	(36,641,643)	(7,644,847)	(100,503,708)	(33,312,240)

Total distributions	(118,386,928)	(92,517,392)	(113,409,681)	(34,460,331)	(107,468,863)	(35,477,987)	(3,079,814)	(3,850,663)
Fund share transactions(b):
Investor Class	(35,765,020)	(54,054,283)	(101,270,168)	(71,265,185)	(19,153,273)	(12,571,692)	3,034,598	2,300,271
Institutional Class	31,067,130	10,200,938	49,259,471	46,098,679	(145,917,548)	(192,593,706)

Net increase (decrease) from fund share transactions	(4,697,890)	(43,853,345)	(52,010,697)	(25,166,506)	(165,070,821)	(205,165,398)	3,034,598	2,300,271
Total increase (decrease) in net assets	(210,503,286)	(26,382,129)	(279,182,706)	33,326,957	(370,830,383)	(158,936,188)	(2,314,035)	1,349,105
Net assets:
Beginning of period	1,140,899,703	1,167,281,832	1,107,826,048	1,074,499,091	1,083,310,906	1,242,247,094	25,607,157	24,258,052
End of period	930,396,417	1,140,899,703	828,643,342	1,107,826,048	712,480,523	1,083,310,906	23,293,122	25,607,157
Undistributed net investment income (loss)	(874,185)	(1,793,996)	(498,954)	(1,116,085)	(1,151,588)	(3,236,947)	—	—

(a)	Initial offering of shares on July 31, 2014
(b)	Funds with a single share class are shown with the Investor Class
The accompanying notes form an integral part of these financial statements.

50 | Q1 2016 ANNUAL REPORT

Hickory		Balanced		Core Plus Income		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Year ended March 31,		Year ended March 31,		Year ended March 31,	Eight months ended March 31,	Year ended March 31,		Year ended March 31,		Year ended March 31,
2016	2015	2016	2015	2016	2015(a)	2016	2015	2016	2015	2016	2015

(1,821,440)	(2,503,951)	132,760	(146,338)	448,471	87,133	26,437,556	25,461,508	1,218,149	1,494,700	34,044	12,273
14,571,440	45,281,768	2,532,944	7,973,661	13,160	7,904	2,192,903	5,732,257	(47,460)	807	2,803	114

(54,136,676)	(7,802,251)	(3,651,050)	(3,161,304)	(75,908)	176,027	(18,344,976)	(4,173,420)	(413,154)	(19,341)	—	—

(41,386,676)	34,975,566	(985,346)	4,666,019	385,723	271,064	10,285,483	27,020,345	757,535	1,476,166	36,847	12,387

—	—	—	—	(100,913)	(28,896)	(1,922,796)	(2,006,049)	(1,254,130)	(1,475,000)	(34,044)	(12,273)
				(350,624)	(58,128)	(25,323,122)	(25,491,139)

(48,187,197)	(24,246,012)	(5,916,094)	(6,054,129)	(7,599)	—	(359,372)	(63,417)	—	—	(1,937)	—
				(24,826)	—	(4,183,664)	(674,752)

(48,187,197)	(24,246,012)	(5,916,094)	(6,054,129)	(483,962)	(87,024)	(31,788,954)	(28,235,357)	(1,254,130)	(1,475,000)	(35,981)	(12,273)

(57,423,156)	(83,203,133)	(7,188,984)	62,595	881,537	3,875,352	(11,077,521)	2,183,525	(5,371,199)	(267,726)	(1,765,423)	(15,705,328)
				3,379,933	11,694,582	(116,650,272)	(134,447,746)

(57,423,156)	(83,203,133)	(7,188,984)	62,595	4,261,470	15,569,934	(127,727,793)	(132,264,221)	(5,371,199)	(267,726)	(1,765,423)	(15,705,328)

(146,997,029)	(72,473,579)	(14,090,424)	(1,325,515)	4,163,231	15,753,974	(149,231,264)	(133,479,233)	(5,867,794)	(266,560)	(1,764,557)	(15,705,214)
445,166,756	517,640,335	125,578,034	126,903,549	15,753,974	—	1,405,232,824	1,538,712,057	70,001,533	70,268,093	108,453,239	124,158,453

298,169,727	445,166,756	111,487,610	125,578,034	19,917,205	15,753,974	1,256,001,560	1,405,232,824	64,133,739	70,001,533	106,688,682	108,453,239

(63,796)	(420,203)	141,277	—	1,265	1,191	6,108	172,518	1,943	37,924	—	—
The accompanying notes form an integral part of these financial statements.
51 | Q1 2016 ANNUAL REPORT

STATEMENT OF CASH FLOWS

Partners III Opportunity

(In U.S. dollars)	Year Ended March 31, 2016

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	(98,290,699)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(247,956,785)
Proceeds from sale of investment securities	528,751,391
Proceeds from securities sold short	78,049,310
Short positions covered	(128,221,255)
Sale of short-term investment securities, net	2,777,012
Net unrealized depreciation on investments, options and short sales	125,288,197
Net realized gain on investments, options and short sales	(38,357,747)
Increase in accrued interest and dividends receivable	(74,618)
Decrease in due from broker	54,227,419
Increase in receivable for securities sold	(2,116,182)
Decrease in receivable for fund shares sold	2,576,772
Increase in dividends payable on securities sold short	393,838
Decrease in due to adviser	(413,081)
Decrease in payable for securities purchased	(4,166,136)
Increase in payable for fund shares redeemed	78,638
Decrease in other liabilities	(6,390)
Net cash provided by operating activities	272,539,684

Cash flows from financing activities:
Proceeds from sales of fund shares	85,528,073
Payments for redemptions of fund shares	(353,546,928)
Cash distributions to shareholders	(4,520,829)
Net cash used in financing activities	(272,539,684)

Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—

Balance, end of period	—
Supplemental disclosure of cash flow information:
Cash payments for interest	2,414,009

Noncash financing activities:
Reinvestment of shareholder distributions	102,948,034
The accompanying notes form an integral part of these financial statements.
52 | Q1 2016 ANNUAL REPORT

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53 |Q1 2016 ANNUAL REPORT

FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities(realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Value - Investor Class
2016	46.93	(0.25	)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
2015	46.20	(0.24	)(a)	4.76	4.52	—	(3.79)	(3.79)
2014	38.61	(0.17)		7.76	7.59	—	—	—
2013	32.98	(0.02)		5.68	5.66	(0.03)	—	(0.03)
2012	30.07	0.04		2.94	2.98	(0.07)	—	(0.07)

Value - Institutional Class
2016	46.99	(0.17	)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
Eight months ended 3/31/2015(b)	44.80	(0.26	)(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value - Investor Class
2016	35.05	(0.14	)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
2015	33.20	(0.14	)(a)	3.09	2.95	—	(1.10)	(1.10)
2014	27.75	(0.14)		5.59	5.45	—	—	—
2013	23.25	(0.06)		4.56	4.50	—	—	—
2012	22.05	(0.07)		1.27	1.20	—	—	—

Partners Value - Institutional Class
2016	35.09	(0.08	)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
Eight months ended 3/31/2015(b)	33.22	(0.11	)(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity - Investor Class
2016	17.12	(0.25	)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
2015	16.43	(0.22	)(a)	1.41	1.19	—	(0.50)	(0.50)
2014	14.26	(0.17	)(a)	2.71	2.54	—	(0.37)	(0.37)
2013	12.90	(0.12	)(a)	2.40	2.28	—	(0.92)	(0.92)
Eight months ended 3/31/2012(c)	12.08	(0.09	)(a)	0.91	0.82	—	—	—

Partners III Opportunity - Institutional Class
2016	17.31	(0.19	)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
2015	16.55	(0.17	)(a)	1.43	1.26	—	(0.50)	(0.50)
2014	14.33	(0.12	)(a)	2.71	2.59	—	(0.37)	(0.37)
2013	12.93	(0.08	)(a)	2.40	2.32	—	(0.92)	(0.92)
2012	12.63	(0.07	)(a)	0.67	0.60	—	(0.30)	(0.30)

Research
2016	12.21	(0.04)		(0.95)	(0.99)	—	(1.43)	(1.43)
2015	12.76	(0.02)		1.46	1.44	—	(1.99)	(1.99)
2014	10.83	(0.03)		2.35	2.32	— #	(0.39)	(0.39)
2013	11.07	0.01		0.65	0.66	(0.01)	(0.89)	(0.90)
2012	10.38	0.01		1.20	1.21	(0.01)	(0.51)	(0.52)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)	Initial offering of shares on August 1, 2011
(d)
Included in the expense ratio is 0.27%, 0.24%, 0.11%, 0.14% and 0.12% related to interest expense and 0.50%, 0.29%, 0.16%, 0.28% and 0.24% related to dividend expense on securities sold short for the periods ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(e)
Included in the expense ratio is 0.27%, 0.24%, 0.12%, 0.14% and 0.11% related to interest expense and 0.51%, 0.29%, 0.15%, 0.27% and 0.18% related to dividend expense on securities sold short for the periods ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying notes form an integral part of these financial statements.
54 | Q1 2016 ANNUAL REPORT

	Ratios/Supplemental Data
			Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)	Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)

38.43	(8.05)	738,086	1.23		1.18		(0.59)	47
46.93	10.19	940,646	1.20		1.18		(0.54)	36
46.20	19.66	1,167,282	1.18		1.18		(0.41)	19
38.61	17.20	1,013,552	1.20		1.20		(0.07)	20
32.98	9.94	1,011,671	1.20		1.20		0.11	31

38.56	(7.88)	192,310	1.08		0.99		(0.39)	47
46.99	9.57 †	200,254	1.08	*	0.99	*	(0.87)*	36

27.66	(10.61)	531,353	1.26		1.18		(0.45)	31
35.05	8.99	789,853	1.22		1.18		(0.42)	26
33.20	19.64	1,074,499	1.18		1.18		(0.46)	19
27.75	19.35	844,213	1.19		1.19		(0.25)	24
23.25	5.44	707,174	1.20		1.20		(0.32)	31

27.75	(10.45)	297,290	1.07		0.99		(0.25)	31
35.09	8.51 †	317,973	1.05	*	0.99	*	(0.49)*	26

13.73	(9.56)	35,461	2.33	(d)	2.33	(d)	(1.63)	46
17.12	7.38	68,490	2.06	(d)	2.01	(d)	(1.33)	45
16.43	17.94	78,586	1.84	(d)	1.68	(d)	(1.10)	20
14.26	18.81	19,702	2.25	(d)	1.85	(d)	(0.93)	32
12.90	6.79 †	11,497	2.31	(d)*	1.80	(d)*	(1.06)*	44

13.96	(9.20)	677,019	1.95	(e)	1.95	(e)	(1.26)	46
17.31	7.76	1,014,821	1.69	(e)	1.69	(e)	(1.00)	45
16.55	18.20	1,163,661	1.43	(e)	1.43	(e)	(0.78)	20
14.33	19.08	664,770	1.59	(e)	1.59	(e)	(0.61)	32
12.93	4.92	609,424	1.48	(e)	1.48	(e)	(0.61)	44

9.79	(8.77)	23,293	1.62		0.90		(0.39)	73
12.21	12.22	25,607	1.59		0.90		(0.21)	76
12.76	21.40	24,258	1.58		0.90		(0.28)	58
10.83	7.02	19,119	1.70		0.90		0.10	97
11.07	12.32	16,299	1.83		0.90		0.15	124
The accompanying notes form an integral part of these financial statements.
55 | Q1 2016 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations					Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations		Dividends from net investment income	Distributions from realized gains	Total distributions
Hickory
2016	59.51	(0.30)		(4.79)	(5.09)		—	(6.83)	(6.83)
2015	57.87	(0.35)		5.00	4.65		—	(3.01)	(3.01)
2014	50.22	(0.34)		7.99	7.65		—	—	—
2013	42.53	(0.25)		7.94	7.69		—	—	—
2012	41.12	(0.26)		1.67	1.41		—	—	—

Balanced
2016	14.07	0.02		(0.13)	(0.11)		—	(0.72)	(0.72)
2015	14.22	(0.02)		0.54	0.52		—	(0.67)	(0.67)
2014	13.58	(0.03)		1.34	1.31		— #	(0.67)	(0.67)
2013	12.39	0.04		1.20	1.24		(0.05)		(0.05)
2012	11.74	0.06		0.67	0.73		(0.08)		(0.08)

Core Plus Income - Investor Class
2016	10.21	0.22	(a)	(0.04)	0.18		(0.22)	(0.02)	(0.24)
Eight months ended 3/31/2015(b)	10.00	0.09	(a)	0.20	0.29		(0.08)	—	(0.08)

Core Plus Income - Institutional Class
2016	10.20	0.25	(a)	(0.04)	0.21		(0.24)	(0.02)	(0.26)
Eight months ended 3/31/2015(b)	10.00	0.10	(a)	0.20	0.30		(0.10)	—	(0.10)

Short-Intermediate Income - Investor Class
2016	12.48	0.22	(a)	(0.15)	0.07		(0.23)	(0.04)	(0.27)
2015	12.49	0.19	(a)	0.02	0.21		(0.21)	(0.01)	(0.22)
2014	12.67	0.19	(a)	(0.15)	0.04		(0.22)	—	(0.22)
2013	12.47	0.17	(a)	0.26	0.43		(0.23)	— #	(0.23)
Eight months ended 3/31/2012(c)	12.51	0.12	(a)	0.02	0.14		(0.18)	—	(0.18)

Short-Intermediate Income - Institutional Class
2016	12.50	0.25	(a)	(0.15)	0.10		(0.26)	(0.04)	(0.30)
2015	12.51	0.22	(a)	0.02	0.24		(0.24)	(0.01)	(0.25)
2014	12.68	0.22	(a)	(0.15)	0.07		(0.24)	—	(0.24)
2013	12.48	0.19	(a)	0.26	0.45		(0.25)	— #	(0.25)
2012	12.39	0.23	(a)	0.13	0.36		(0.27)	—	(0.27)

Nebraska Tax-Free Income
2016	10.19	0.18		(0.06)	0.12		(0.19)	—	(0.19)
2015	10.19	0.22		— #	0.22		(0.22)	—	(0.22)
2014	10.44	0.23		(0.20)	0.03		(0.23)	(0.05)	(0.28)
2013	10.44	0.21		0.01	0.22		(0.21)	(0.01)	(0.22)
2012	10.09	0.25		0.36	0.61		(0.26)	— #	(0.26)

Government Money Market
2016	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2015	1.00	—	^	— ^	—	^	— ^	—	— ^
2014	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2013	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2012	1.00	—	^	— ^	—	^	— ^	— ^	— ^

*	Annualized
†	Not Annualized
#	Amount less than $0.01
^	Amount less than $0.001
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)	Initial offering of shares on August 1, 2011
The accompanying notes form an integral part of these financial statements.
56 | Q1 2016 ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)

47.59	(9.04)		298,170	1.24		1.24		(0.50)	27
59.51	8.31		445,167	1.23		1.23		(0.54)	26
57.87	15.23		517,640	1.22		1.22		(0.62)	30
50.22	18.08		432,086	1.26		1.26		(0.62)	32
42.53	3.43		330,257	1.27		1.27		(0.64)	38

13.24	(0.80)		111,488	1.11		1.11		0.12	35
14.07	3.73		125,578	1.09		1.09		(0.12)	37
14.22	9.86		126,904	1.10		1.10		(0.20)	36
13.58	10.02		98,105	1.12		1.12		0.30	47
12.39	6.25		88,531	1.14		1.14		0.51	46

10.15	1.78		4,809	2.35		0.85		2.20	26
10.21	2.90	†	3,950	3.17	*	0.85	*	1.39 *	8	†

10.15	2.06		15,108	1.37		0.65		2.39	26
10.20	2.96	†	11,804	2.54	*	0.65	*	1.56 *	8	†

12.28	0.58		100,948	0.91		0.85		1.77	23
12.48	1.64		113,709	0.89		0.84		1.51	30
12.49	0.35		111,675	0.91		0.81		1.55	36
12.67	3.46		78,418	0.97		0.82		1.36	37
12.47	1.11	†	53,090	1.15	*	0.80	*	1.58 *	44

12.30	0.83		1,155,054	0.62		0.62		2.00	23
12.50	1.88		1,291,524	0.61		0.61		1.73	30
12.51	0.56		1,427,037	0.61		0.61		1.73	36
12.68	3.69		1,424,860	0.62		0.62		1.55	37
12.48	2.93		1,402,505	0.61		0.61		1.84	44

10.12	1.20		64,134	0.78		0.78		1.82	13
10.19	2.14		70,002	0.75		0.75		2.14	12
10.19	0.33		70,268	0.73		0.73		2.11	2
10.44	2.02		103,764	0.70		0.70		1.97	14
10.44	6.14		93,589	0.71		0.71		2.43	8

1.00	0.03		106,689	0.70		0.05		0.03
1.00	0.01		108,453	0.67		0.01		0.01
1.00	0.01		124,158	0.67		0.03		0.01
1.00	0.03		107,918	0.70		0.04		0.03
1.00	0.03		77,367	0.72		0.01		0.03
The accompanying notes form an integral part of these financial statements.
57 | Q1 2016 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
March 31, 2016
(1) Organization
The Weitz Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2016, the Trust had ten series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund (commenced investment operations on July 31, 2014), Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a "Fund", collectively, the "Funds").
On July 31, 2014, the Value and Partners Value Funds divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. In total, 4,039,479 shares of Value Fund with a net asset value of $180,968,653 and 7,711,642 shares of Partners Value Fund with a net asset value of $256,180,756 were redesignated. All remaining shares that were not designated as new Institutional Class shares were renamed Investor Class shares.
Currently, the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short-Intermediate Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.
The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the "Weitz Equity Funds") is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.
The investment objectives of the Balanced Fund are current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.
The investment objective of both the Core Plus Income and Short-Intermediate Income Funds is current income consistent with the preservation of capital. Under normal circumstances, the Funds will invest at least 80% of their net assets in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities. The Core Plus Income Fund has a more flexible strategy and will typically have a longer portfolio duration.
The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund, under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds, which in turn invest in such assets.
The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.
(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.
(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	Money market funds are valued at the quoted net asset value. Short-term securities are valued at amortized cost, which approximates current value.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust's Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

•
Investment securities held by the Government Money Market Fund are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

The Trust has established a Pricing Committee, composed of oficers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted
58 | Q1 2016 ANNUAL REPORT

from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.
The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.
The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.
(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.
(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.
Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2016, and have determined that no provisions for income taxes are required in the Funds' financial statements.
The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year (in U.S. dollars):

	Value	Partners Value	Partners III Opportunity	Research	Hickory	Balanced	Core Plus Income	Short- Intermediate Income
Paid-in capital	(6,589,758)	(4,251,684)	(13,445,608)	(1,031)	(2,177,847)	—	—	—
Accumulated undistributed
net investment income	6,588,579	4,247,792	13,445,608	91,351	2,177,847	8,517	3,140	641,952
Accumulated net realized
gain (loss)	1,179	3,892	—	(90,320)	—	(8,517)	(3,140)	(641,952)
The differences are primarily due to net operating losses and principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.
(e) Securities Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.
Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.
(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.
Generally, the Core Plus Income, Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.
(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
59 | Q1 2016 ANNUAL REPORT

(3) Fund Share Transactions

	Year ended March 31, 2016		Year ended March 31, 2015
Value - Investor Class	Shares	$ Amount	Shares	$ Amount
Sales	638,000	26,869,406	1,133,090	52,127,484
Redemptions	(3,695,435)	(155,173,028)	(4,057,693)	(185,618,749)
Reinvestment of distributions	2,217,973	92,538,602	1,743,011	79,436,982
Net increase (decrease)	(839,462)	(35,765,020)	(1,181,592)	(54,054,283)

Value - Institutional Class*
Sales	508,269	21,918,589	458,935	21,062,317
Redemptions	(294,560)	(12,195,895)	(394,304)	(18,095,868)
Reinvestment of distributions	511,237	21,344,436	157,958	7,234,489
Net increase (decrease)	724,946	31,067,130	222,589	10,200,938

Partners Value - Investor Class
Sales	1,216,876	37,229,570	2,688,703	90,667,540
Redemptions	(7,018,414)	(211,651,681)	(5,548,979)	(187,152,123)
Reinvestment of distributions	2,478,836	73,151,943	739,067	25,219,398
Net increase (decrease)	(3,322,702)	(101,270,168)	(2,121,209)	(71,265,185)

Partners Value - Institutional Class*
Sales	1,408,442	42,031,989	1,314,169	44,960,082
Redemptions	(831,059)	(24,266,381)	(124,000)	(4,307,533)
Reinvestment of distributions	1,074,600	31,493,863	158,872	5,446,130
Net increase (decrease)	1,651,983	49,259,471	1,349,041	46,098,679

Partners III Opportunity - Investor Class
Sales	787,638	11,832,353	1,826,997	30,178,117
Redemptions	(2,660,062)	(37,766,982)	(2,736,959)	(44,851,404)
Reinvestment of distributions	454,392	6,781,356	127,366	2,101,595
Net increase (decrease)	(1,418,032)	(19,153,273)	(782,596)	(12,571,692)

Partners III Opportunity - Institutional Class
Sales	4,944,586	73,695,720	10,353,618	172,339,237
Redemptions	(21,424,637)	(315,779,946)	(23,505,892)	(389,596,914)
Reinvestment of distributions	6,359,601	96,166,678	1,481,055	24,663,971
Net increase (decrease)	(10,120,450)	(145,917,548)	(11,671,219)	(192,593,706)

Research
Sales	79,345	819,186	189,211	2,251,624
Redemptions	(86,008)	(857,483)	(86,672)	(1,059,625)
Reinvestment of distributions	288,209	3,072,895	92,573	1,108,272
Net increase (decrease)	281,546	3,034,598	195,112	2,300,271

Hickory
Sales	396,695	20,673,746	676,197	38,467,653
Redemptions	(2,521,703)	(124,823,500)	(2,467,278)	(140,383,046)
Reinvestment of distributions	909,598	46,726,598	326,455	18,712,260
Net increase (decrease)	(1,215,410)	(57,423,156)	(1,464,626)	(83,203,133)

Balanced
Sales	491,175	6,519,277	908,440	12,789,346
Redemptions	(1,430,350)	(19,557,267)	(1,194,282)	(16,735,499)
Reinvestment of distributions	437,254	5,849,006	285,790	4,008,748
Net increase (decrease)	(501,921)	(7,188,984)	(52)	62,595

60 | Q1 2016 ANNUAL REPORT

	Year ended March 31, 2016		Year ended March 31, 2015
	Shares	$ Amount	Shares	$ Amount
Core Plus Income - Investor Class*
Sales	103,418	1,049,187	392,640	3,931,860
Redemptions	(27,627)	(276,162)	(8,449)	(85,404)
Reinvestment of distributions	10,824	108,512	2,865	28,896
Net increase (decrease)	86,615	881,537	387,056	3,875,352

Core Plus Income - Institutional Class*
Sales	381,505	3,887,905	1,151,379	11,639,923
Redemptions	(87,637)	(883,422)	(340)	(3,470)
Reinvestment of distributions	37,456	375,450	5,742	58,129
Net increase (decrease)	331,324	3,379,933	1,156,781	11,694,582

Short-Intermediate Income - Investor Class
Sales	2,127,886	26,223,023	4,526,659	56,613,916
Redemptions	(3,208,886)	(39,575,247)	(4,520,740)	(56,494,373)
Reinvestment of distributions	185,365	2,274,703	165,598	2,063,982
Net increase (decrease)	(895,635)	(11,077,521)	171,517	2,183,525

Short-Intermediate Income - Institutional Class
Sales	18,650,517	230,471,447	21,718,694	272,245,722
Redemptions	(30,419,689)	(375,584,635)	(34,451,441)	(431,783,688)
Reinvestment of distributions	2,315,263	28,462,916	2,009,620	25,090,220
Net increase (decrease)	(9,453,909)	(116,650,272)	(10,723,127)	(134,447,746)

Nebraska Tax-Free Income
Sales	663,014	6,729,520	802,733	8,231,787
Redemptions	(1,304,161)	(13,238,682)	(892,272)	(9,139,793)
Reinvestment of distributions	112,526	1,137,963	62,741	640,280
Net increase (decrease)	(528,621)	(5,371,199)	(26,798)	(267,726)

Government Money Market
Sales	61,508,489	61,508,489	70,090,394	70,090,394
Redemptions	(63,306,051)	(63,306,051)	(85,806,529)	(85,806,529)
Reinvestment of distributions	32,139	32,139	10,807	10,807
Net increase (decrease)	(1,765,423)	(1,765,423)	(15,705,328)	(15,705,328)

* Initial offering of shares on July 31, 2014
4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the "Adviser") as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the "Distributor"), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:
Value and Partners Value Funds (effective July 31, 2014):

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%
Partners III Opportunity Fund:

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%
Research and Hickory Funds (Value and Partners Value prior to July 31, 2014):

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%
The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund's average daily net assets.
The Core Plus Income, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund's average daily net assets.
The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.
Prior to July 31, 2014, the Partners III Opportunity and Short-Intermediate Income Funds had Service and Distribution plans which authorized the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund's respective Investor Class.
Through July 31, 2016, the Adviser has agreed in writing to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds' expenses to the extent that total expenses

61 | Q1 2016 ANNUAL REPORT

(excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.90% and 0.20%, respectively, of each Fund's average daily net assets. In addition, for the year ended March 31, 2016, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.05% of the Fund's average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the year ended March 31, 2016, were $169,712 and $691,766, respectively.
Through July 31, 2016, the Adviser has agreed in writing to reimburse the Value and Partners Value Funds or to pay directly a portion of each Fund's expenses to the extent that each Class' total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.18% and 0.99% of the Investor and Institutional Class shares' average daily net assets, respectively.
Through July 31, 2016, the Adviser has agreed in writing to reimburse the Core Plus Income Fund or to pay directly a portion of the Fund's expenses to the extent that each Class' total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% and 0.65% of the Investor and Institutional Class shares' average daily net assets, respectively.
Through July 31, 2016, the Adviser has agreed in writing to reimburse the Short-Intermediate Income Fund or to pay directly a portion of the Fund's Investor Class expenses to the extent that the Fund's Investor Class total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% of the Investor Class shares average daily net assets.
The expenses reimbursed by the Adviser for the Value, Partners Value, Core Plus Income and Short-Intermediate Income Funds for the year ended March 31, 2016, were $407,990; $533,804; $67,874; $59,154 for the Investor Class shares and $183,152; $230,311; $105,569; $0 for the Institutional Class shares, respectively.
As of March 31, 2016, the controlling shareholder of the Adviser held shares totaling approximately 30%, 70%, 14%, 37%, 37%, 62% and 14% of the Partners III Opportunity, Research, Hickory, Balanced, Core Plus Income, Nebraska Tax-Free Income and Government Money Market Funds, respectively.
(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
Distributions paid from:	2016	2015	2016	2015	2016	2015	2016	2015
	Value		Partners Value		Partners III Opportunity		Research
Ordinary income	—	—	—	—	—	—	293,463	—
Long-term capital gains	118,386,928	92,517,392	113,409,681	34,460,331	107,468,863	35,477,987	2,786,351	3,850,663
Total distributions	118,386,928	92,517,392	113,409,681	34,460,331	107,468,863	35,477,987	3,079,814	3,850,663

	Hickory		Balanced		Core Plus Income		Short-Intermediate Income
Ordinary income	—	—	—	—	477,959	86,997	27,585,680	27,497,188
Long-term capital gains	48,187,197	24,246,012	5,916,094	6,054,129	6,003	27	4,203,274	738,169
Total distributions	48,187,197	24,246,012	5,916,094	6,054,129	483,962	87,024	31,788,954	28,235,357

	Nebraska Tax-Free Income		Government Money Market
Ordinary income	13,270	30,838	35,981	12,273
Tax exempt income	1,240,860	1,444,162	—	—
Total distributions	1,254,130	1,475,000	35,981	12,273
As of March 31, 2016, the components of distributable earnings on a tax basis were as follows (in U.S. dollars)

		Partners	Partners III
	Value	Value	Opportunity	Research	Hickory
Qualified late year ordinary loss deferral	(874,185)	(498,954)	(1,151,588)	—	(63,796)
Undistributed long-term gains	—	—	9,484,076	—	—
Post October capital loss deferral	(84,312)	(429,570)	—	(294,414)	(320,469)
Net unrealized appreciation (depreciation)	206,559,552	145,227,770	180,108,842	(152,769)	65,753,355
	205,601,055	144,299,246	188,441,330	(447,183)	65,369,090

			Short-	Nebraska	Government
		Core Plus	Intermediate	Tax-Free	Money
	Balanced	Income	Income	Income	Market
Undistributed ordinary income	141,277	1,265	6,108	—	1,612
Undistributed tax exempt income	—	—	—	1,943	—
Undistributed long-term gains	824,873	—	279,374	—	—
Capital loss carryforwards	—	—	—	(1,651)	—
Post October capital loss deferral	—	(15,583)	—	(46,571)	(16)
Net unrealized appreciation (depreciation)	12,173,601	100,119	13,158,709	1,694,915	—
	13,139,751	85,801	13,444,191	1,648,636	1,596

62 | Q1 2016 ANNUAL REPORT

The Value, Partners Value, Partners III Opportunity and Hickory Funds elected to defer ordinary losses arising after December 31, 2015. Such losses are treated for tax purposes as arising on April 1, 2016.
The Value, Partners Value, Research, Hickory, Core Plus Income, Nebraska Tax-Free Income and Government Money Market Funds elected to defer realized capital losses arising after October 31, 2015. Such losses are treated for tax purposes as arising on April 1, 2016.
Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the fiscal year, the Funds utilized capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. dollars):

	Nebraska	Government
	Tax-Free	Money
	Income	Market
Long term (no expiration)	(1,651)	—
Capital loss carryforwards utilized	—	882
The cost of investments for Federal income tax purposes is summarized as follows (in U.S. dollars):

								Short-	Nebraska	Government
		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income	Market
Tax Cost	724,349,587	682,287,11	518,692,082	22,715,700	232,799,547	99,212,275	19,640,278	1,238,204,283	62,635,330	106,721,915
At March 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows (in U.S. dollars):

								Short-	Nebraska
		Partners	Partners III				Core Plus	Intermediate	Tax-Free
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income
Appreciation	232,220,377	191,757,808	190,437,586	1,745,131	82,240,938	12,867,093	352,775	27,196,900	1,698,625
Depreciation	(25,660,825)	(46,530,038)	(10,184,454)	(1,897,900)	(16,487,583)	(693,492)	(252,656)	(14,038,191)	(3,710)
Net	206,559,552	145,227,770	180,253,132	(152,769)	65,753,355	12,173,601	100,119	13,158,709	1,694,915
(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

								Short-	Nebraska
		Partners	Partners III				Core Plus	Intermediate	Tax-Free
	Value	Value	Opportunity	Research	Hickory	Balanced	Income	Income	Income
Purchases	393,071,545	237,991,406	375,889,619	14,570,615	80,289,297	29,393,847	9,013,725	261,814,663	8,124,960
Proceeds	464,135,593	346,727,232	603,346,906	16,530,096	162,337,461	39,833,314	3,908,097	346,796,374	10,143,500
(a) Illiquid and Restricted Securities
The Funds own certain securities that have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2016, include the following:

	Acquisition	Partners III
	Date	Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		2,899,379	2,228,509
Value at March 31, 2016		7,945,000	5,301,375
Percent of net assets at March 31, 2016		1.1%	1.8%

(b) Options Written
Transactions relating to options written for the year ended March 31, 2016, are summarized as follows:

	Partners III Opportunity
	Number of Contracts	$ Premiums
Options outstanding, beginning of period	—	—
Options written	3,450	2,453,638
Options expired	(1,500)	(1,417,764)
Options closed	(700)	(571,509)
Options outstanding, end of period	1,250	464,365

63 | Q1 2016 ANNUAL REPORT

The locations in the Statements of Assets and Liabilities as of March 31, 2016, of the Funds' derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):

					Average	Gross
			Fair Value of		Month-End	Notional
			Asset	Liability	Notional	Amount
Fund	Type of Derivative	Location	Derivatives	Derivatives	Amount	Outstanding

Partners III	Call options written	Options written, at value	—	(341,250)	6,822,917	6,625,000
Opportunity
Transactions in derivative instruments during the year ended March 31, 2016, by the Funds, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change in
			Realized		Unrealized
Fund	Type of Derivative	Location	Gain (Loss)	Location	Gain (Loss)
Partners III Opportunity	Call options written	Net realized gain (loss) - options written	1,887,023	Net unrealized appreciation (depreciation) - options written	123,115

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's holdings in the securities of such issuers is set forth below:

	Number of			Number of Shares			Realized
	Shares Held	Gross	Gross	Held	Value	Dividend	Gains/
	March 31, 2015	Additions	Reductions	March 31, 2016	March 31, 2016	Income	(Losses)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$7,945,000	$794,500	$—
†Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.
(8) Contingencies
Each Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.
The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.
(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.875% at March 31, 2016). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $229,714,936, with the broker at March 31, 2016.
The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.
(11) Concentration of Credit Risk
Approximately 86% of the Nebraska Tax-Free Income Fund's net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.
(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities);

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.
64 | Q1 2016 ANNUAL REPORT

•
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust's Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds' equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of inputs used, in U.S. dollars, as of March 31, 2016, in valuing the Funds' assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

	Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	759,490,086	—	—	759,490,086
Cash Equivalents	171,419,053	—	—	171,419,053

Total
Investments in
Securities	930,909,139	—	—	930,909,139

	Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	680,133,656	—	—	680,133,656
Cash Equivalents	147,381,225	—	—	147,381,225
Total
Investments in
Securities	827,514,881	—	—	827,514,881

	Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Industrials	72,576,550	7,945,000	—	80,521,550
Other	553,435,000	—	—	553,435,000
Cash Equivalents	64,988,664	—	—	64,988,664
Total
Investments in
Securities	691,000,214	7,945,000	—	698,945,214
Liabilities:
Securities Sold
Short	(216,290,600)	—	—	(216,290,600)
Options Written	—	(341,250)	—	(341,250)

	Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	17,429,292	—	—	17,429,292
Cash Equivalents	5,133,639	—	—	5,133,639
Total
Investments in
Securities	22,562,931	—	—	22,562,931

65 | Q1 2016 ANNUAL REPORT

	Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks

Telecommunication
Services	—	5,301,375	—	5,301,375
Other	234,229,393	—	—	234,229,393
Cash Equivalents	59,022,134	—	—	59,022,134
Total
Investments in
Securities	293,251,527	5,301,375	—	298,552,902

	Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	52,487,639	—	—	52,487,639
Corporate Bonds	—	11,490,156	—	11,490,156
Corporate
Convertible
Bonds	—	909,375	—	909,375
Asset-Backed
Securities	—	500,227	—	500,227

Commercial
Mortgage-
Backed Securities	—	701,606	—	701,606
Mortgage-
Backed Securities	—	3,239,904	—	3,239,904
U.S. Treasury
Notes	—	23,147,615	—	23,147,615
Cash Equivalents	18,909,354	—	—	18,909,354
Total
Investments in
Securities	71,396,993	39,988,883	—	111,385,876

	Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	8,611,063	—	8,611,063
Corporate
Convertible
Bonds	—	583,500	—	583,500
Asset-Backed
Securities	—	2,148,516	—	2,148,516
Commercial
Mortgage-
Backed Securities	—	767,278	—	767,278
Mortgage-
Backed Securities	—	667,744	—	667,744
Taxable
Municipal Bonds	—	438,056	—	438,056
U.S. Treasury
Notes	—	5,480,656		5,480,656
Common Stocks	517,416	—	—	517,416
Cash Equivalents	526,168	—	—	526,168
Total
Investments in
Securities	1,043,584	18,696,813	—	19,740,397

	Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	505,414,130	—	505,414,130
Corporate
Convertible
Bonds	—	43,953,656	—	43,953,656
Asset-Backed
Securities	—	59,598,568	—	59,598,568
Commercial
Mortgage-
Backed Securities	—	35,017,186	—	35,017,186
Mortgage-
Backed Securities	—	299,285,404	—	299,285,404
Taxable
Municipal Bonds	—	5,691,058	—	5,691,058
U.S. Treasury
Notes	—	237,391,415	—	237,391,415

Common Stocks	28,715,903	—	—	28,715,903
Cash Equivalents	36,295,672	—	—	36,295,672
Total Investments in Securities	65,011,575	1,186,351,417	—	1,251,362,992

66 | Q1 2016 ANNUAL REPORT

	Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	61,866,862	—	61,866,862
Cash Equivalents	2,463,383	—	—	2,463,383
Total
Investments in
Securities	2,463,383	61,866,862	—	64,330,245

	Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities
U.S. Treasury	101,947,354	—	—	101,947,354
Money Market
Funds	4,774,561	—	—	4,774,561
Total
Investments in
Securities	106,721,915	—	—	106,721,915
For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the year ended March 31, 2016, there were no transfers between Level 1, Level 2 and Level 3.
During the year ended March 31, 2016, there were no assets in which significant unobservable inputs (Level 3) were used.
(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

67 | Q1 2016 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of The Weitz Funds
We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund, and Government Money Market Fund (collectively referred to as the "Funds"), including the schedules of investments, as of March 31, 2016, and the related statements of operations (and statement of cash flows for Partners III Opportunity Fund) for the year then ended, the changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Weitz Funds referred to above as of March 31, 2016, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year then ended, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Cincinnati, Ohio
May 6, 2016
68 | Q1 2016 ANNUAL REPORT

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69 | Q1 2016 ANNUAL REPORT

ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES
Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.
Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 10/01/15 – 3/31/16" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 10/01/15	Value 3/31/16	Expense Ratio	10/01/15-3/31/16(1)
Value - Investor Class	Actual	$1,000.00	$1,005.92	1.18%	$5.92
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.96
Value - Institutional Class	Actual	1,000.00	1,006.67	0.99	4.97
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.00
Partners Value - Investor Class	Actual	1,000.00	1,011.88	1.18	5.94
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.96
Partners Value - Institutional Class	Actual	1,000.00	1,012.52	0.99	4.98
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.00
Partners III Opportunity - Investor Class	Actual	1,000.00	1,017.35	2.33	11.75
	Hypothetical(2)	1,000.00	1,013.35	2.33	11.73
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,019.26	1.95	9.84
	Hypothetical(2)	1,000.00	1,015.25	1.95	9.82
Research	Actual	1,000.00	1,054.66	0.90	4.62
	Hypothetical(2)	1,000.00	1,020.50	0.90	4.55
Hickory	Actual	1,000.00	1,053.21	1.24	6.36
	Hypothetical(2)	1,000.00	1,018.80	1.24	6.26
Balanced	Actual	1,000.00	1,043.98	1.11	5.67
	Hypothetical(2)	1,000.00	1,019.45	1.11	5.60
Core Plus Income - Investor Class	Actual	1,000.00	1,019.13	0.85	4.29
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.29
Core Plus Income - Institutional Class	Actual	1,000.00	1,020.25	0.65	3.28
	Hypothetical(2)	1,000.00	1,021.75	0.65	3.29
Short-Intermediate Income - Investor Class	Actual	1,000.00	1,007.96	0.85	4.27
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.29
Short-Intermediate Income - Institutional Class	Actual	1,000.00	1,009.18	0.62	3.11
	Hypothetical(2)	1,000.00	1,021.90	0.62	3.13
Nebraska Tax-Free Income	Actual	1,000.00	1,007.84	0.78	3.92
	Hypothetical(2)	1,000.00	1,021.10	0.78	3.94
Government Money Market	Actual	1,000.00	1,000.30	0.05	0.25
	Hypothetical(2)	1,000.00	1,024.75	0.05	0.25

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366).

(2)	Assumes 5% total return before expenses.
70 | Q1 2016 ANNUAL REPORT

OTHER INFORMATION
Proxy Voting Policy
A description of the Funds' proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds' website at weitzinvestments.com; and (iii) on the SEC's website at sec.gov.
Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds' website at weitzinvestments.com and (ii) on the SEC's website at sec.gov.
Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds' quarter-end holdings is available on the Funds' website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.
Tax Information
Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows (in U.S. dollars):

			Short-
		Core Plus	Intermediate
	Research	Income	Income
Qualified dividend income	165,144	2,345	368,943
Corporate dividends received deduction	165,267	2,345	368,943
The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2015, which was reported in conjunction with your 2015 Form 1099-DIV.
71 | Q1 2016 ANNUAL REPORT

INFORMATION ABOUT THE TRUSTEES AND OFFICERS
The individuals listed below serve as Trustees or Oficers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.
The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Interested Trustees*
Wallace R. Weitz (Age: 66)
Position(s) Held with Trust: President; Portfolio Manager; Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: President, Weitz
Funds; Chairman of the Board and Chief Investment Officer
(2015 to Present), President (1983 to 2014), Weitz Investment
Management, Inc.
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: Cable One, Inc. (2015 to Present)

Thomas R. Pansing (Age: 70)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: Partner, Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: N/A

Roland J. Santoni (Age: 74)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2004
Principal Occupation(s) During Past 5 Years: Managing Director
(2010 to Present) Gary and Mary West Foundation
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: N/A

Delmer L. Toebben (Age: 85)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1996
Principal Occupation(s) During Past 5 Year: Retired
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: N/A

Justin B. Wender (Age: 46)
Position(s) Held with Trus: Trustee
Length of Service (Beginning Date): 2009
Principal Occupation(s) During Past 5 Years: Managing Partner,
Stella Point Capital, LP, a private equity firm (2010 to Present)
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: N/A

*
Mr. Weitz is a Director and Officer of Weitz Investment Management, Inc., investment adviser to the Weitz Funds, and as such is considered an " interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (an "Interested Trustee"). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an "Interested Trustee."

Independent Trustees
Lorraine Chang (Age: 65)
Position(s) Held with Trust: Trustee; Chair, Board of Trustees
Length of Service (Beginning Date): 1997
Principal Occupation(s) During Past 5 Years: Independent Management Consultant
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: N/A

John W. Hancock (Age: 68)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: CPA, Hancock & Dana, PC, an accounting firm
Number of Portfolios Overseen in Fund Complex: 10
Other Directorships During Past 5 Years: N/A

72 | Q1 2016 ANNUAL REPORT

Officers
Thomas D. Carney (Age: 52)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2015
Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds (2015 to Present); Portfolio Manager, Weitz Investment Management, Inc. (1996 to Present)

John R. Detisch (Age: 51)
Position(s) Held with Trust: Vice President, General Counsel,
Secretary and Chief Compliance Officer
Length of Service (Beginning Date): 2011
Principal Occupation(s) During Past 5 Years: Vice President, General Counsel, Secretary and Chief Compliance Officer, Weitz Funds; Vice President, General Counsel, Assistant Secretary and Chief Compliance Officer, Weitz Investment Management, Inc.

Bradley P. Hinton (Age: 48)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2006
Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds; Vice President, Portfolio Manager and Director of Research, Weitz Investment Management, Inc.

Jo Ann Quinif (Age: 40)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2015
Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds (2015 to Present); Vice President (2015 to Present) and Director of Marketing and Client Services (2008 to Present), Weitz Investment Management, Inc.

Kenneth R. Stoll (Age: 54)
Position(s) Held with Trust: Vice President and Chief Financial Officer
Length of Service (Beginning Date): 2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Financial Officer, Weitz Funds; President and Chief Financial Officer (2015 to Present), Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

73 | Q1 2016 ANNUAL REPORT

INDEX DESCRIPTIONS
Russell 1000®
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "SMID" cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell's leading style methodology.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays U.S. Aggregate Bond
The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Barclays Intermediate U.S. Government Credit
The Barclays Intermediate U.S. Government/Credit Index ("BIGC") is the non-securitized portion of the U.S. Aggregate Index and includes Treasuries, government-related issues and corporates with maturities from one to ten years.

CPI + 1%
The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index ("CPI") as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of infiation at any time.

Barclays 5-Year Municipal Bond
The Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index created by Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

74 | Q1 2016 ANNUAL REPORT

Board of Trustees	Distributor
Lorraine Chang	Weitz Securities, Inc.
John W. Hancock
Thomas R. Pansing, Jr.	Transfer Agent and Dividend
Roland J. Santoni	Paying Agent
Delmer L. Toebben	Weitz Investment Management, Inc.
Wallace R. Weitz
Justin B. Wender	Sub-Transfer Agent
Boston Financial Data Services, Inc.
Investment Adviser
Weitz Investment Management, Inc.	NASDAQ symbols:
1125 South 103rd Street, Suite 200	Value Fund
Omaha, NE 68124-1071	Investor Class - WVALX
(800) 304-9745	Institutional Class - WVAIX
Partners Value Fund
Custodian	Investor Class - WPVLX
Wells Fargo Bank, N.A.	Institutional Class - WPVIX
Partners III Opportunity Fund
Investor Class - WPOIX
Officers	Institutional Class - WPOPX
Wallace R. Weitz, President	Research Fund - WRESX
Thomas D. Carney, Vice President	Hickory Fund - WEHIX
John R. Detisch, Vice President, General Counsel,	Balanced Fund - WBALX
Secretary & Chief Compliance Officer	Core Plus Income Fund
Bradley P. Hinton, Vice President	Investor Class - WCPNX
Jo Ann Quinif, Vice President	Institutional Class - WCPBX
Kenneth R. Stoll, Vice President & Chief	Short-Intermediate Income Fund
Financial Officer	Investor Class - WSHNX
Institutional Class - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX
Help us conserve resources by receiving your report electronically.
Visit us online at weitzinvestments.com.
Simply log in to your account and select "Electronic Delivery."
An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds' Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.
5/13/16
75 | Q1 2016 ANNUAL REPORT

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $327,830 and $315,920 for fiscal years ended March 31, 2016 and 2015, respectively.

(b)
Audit Related Fees.  The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $29,540 and $28,680 for fiscal years ended March 31, 2016 and 2015, respectively.  The fees, paid by Weitz Investment Management, Inc., the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $47,380 and $46,000 for the fiscal years ended March 31, 2016 and 2015, respectively.

(d)	All Other Fees. Fees for all other services totaled $12,460 and $12,095 for fiscal years ended March 31, 2016 and 2015, respectively.

(e)
(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures.  The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant.  The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2016 and 2015 was performed by full-time employees of the Registrant’s principal accountant.

(g)
The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $156,780 and $133,925 for the years ended March 31, 2016 and 2015, respectively.

(h)
The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*	/s/ Wallace R. Weitz
Wallace R. Weitz, President
Date May 13, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz
Wallace R. Weitz, President
Date May 13, 2016

By (Signature and Title)*	/s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer
Date May 13, 2016

* Print the name and title of each signing officer under his or her signature.